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EXHIBIT 10.7a




                                 HOT TOPIC, INC.

                           401(k) PROFIT SHARING PLAN




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                                TABLE OF CONTENTS

ARTICLE 1..................................................................- 2 -
DEFINITIONS................................................................- 2 -
     1.1   ACP or ACP TEST.................................................- 2 -
     1.2   ACTUAL DEFERRAL PERCENTAGE TEST.................................- 2 -
     1.3   ADP or ADP TEST.................................................- 4 -
     1.4   ADMINISTRATOR...................................................- 4 -
     1.5   ADOPTING EMPLOYER...............................................- 4 -
     1.6   AFFILIATED EMPLOYER.............................................- 5 -
     1.7   AGE.............................................................- 5 -
     1.8   ANNIVERSARY DATE................................................- 5 -
     1.9   ANNUITY STARTING DATE...........................................- 5 -
     1.10  AVERAGE CONTRIBUTION PERCENTAGE TEST............................- 5 -
     1.11  BENEFICIARY.....................................................- 8 -
     1.12  BREAK IN SERVICE................................................- 8 -
     1.13  CODE............................................................- 8 -
     1.14  CODE ss.3401 COMPENSATION.......................................- 9 -
     1.15  CODE ss.415 COMPENSATION........................................- 9 -
     1.16  COMPENSATION....................................................- 9 -
     1.17  DISABILITY.....................................................- 11 -
     1.18  EARLY RETIREMENT AGE...........................................- 11 -
     1.19  EARNED INCOME..................................................- 11 -
     1.20  ELECTIVE DEFERRAL..............................................- 11 -
     1.21  ELECTIVE DEFERRAL ACCOUNT......................................- 12 -
     1.22  ELIGIBLE PARTICIPANT...........................................- 12 -
     1.23  EMPLOYEE.......................................................- 12 -
     1.24  EMPLOYER.......................................................- 13 -
     1.25  ERISA..........................................................- 13 -
     1.26  EXCESS AGGREGATE CONTRIBUTIONS.................................- 13 -
     1.27  EXCESS CONTRIBUTIONS...........................................- 13 -
     1.28  EXCESS ELECTIVE DEFERRALS......................................- 13 -
     1.29  FIDUCIARY......................................................- 13 -
     1.30  FISCAL YEAR....................................................- 13 -
     1.31  FORFEITURE.....................................................- 13 -
     1.32  FORM W-2 COMPENSATION..........................................- 14 -
     1.33  HCE............................................................- 14 -
     1.34  HIGHLY COMPENSATED EMPLOYEE....................................- 14 -
     1.35  HOUR OF SERVICE................................................- 14 -
     1.36  KEY EMPLOYEE...................................................- 15 -
     1.37  LEASED EMPLOYEE................................................- 16 -
     1.38  LIMITATION YEAR................................................- 16 -




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     1.39  MATCHING CONTRIBUTION..........................................- 16 -
     1.40  MATCHING CONTRIBUTION ACCOUNT..................................- 16 -
     1.41  MATERNITY OR PATERNITY LEAVE...................................- 16 -
     1.42  NHCE...........................................................- 16 -
     1.43  NON-ELECTIVE CONTRIBUTIONS.....................................- 16 -
     1.44  NON-ELECTIVE CONTRIBUTION ACCOUNT..............................- 17 -
     1.45  NON-HIGHLY COMPENSATED EMPLOYEE................................- 17 -
     1.46  NON-KEY EMPLOYEE...............................................- 17 -
     1.47  NORMAL RETIREMENT AGE..........................................- 17 -
     1.48  NORMAL RETIREMENT DATE.........................................- 17 -
     1.49  OWNER-EMPLOYEE.................................................- 17 -
     1.50  PARTICIPANT....................................................- 17 -
     1.51  PARTICIPANT'S ACCOUNT..........................................- 17 -
     1.52  PERIOD OF SERVICE..............................................- 17 -
     1.53  PERIOD OF SEVERANCE............................................- 20 -
     1.54  PERMISSIVE AGGREGATION GROUP...................................- 20 -
     1.55  PLAN...........................................................- 20 -
     1.56  PLAN YEAR......................................................- 20 -
     1.57  POLICY.........................................................- 20 -
     1.58  QMAC...........................................................- 20 -
     1.59  QNEC...........................................................- 20 -
     1.60  QUALIFIED JOINT AND SURVIVOR ANNUITY...........................- 20 -
     1.61  QUALIFIED MATCHING CONTRIBUTION................................- 20 -
     1.62  QUALIFIED NON-ELECTIVE CONTRIBUTION............................- 21 -
     1.63  QUALIFIED PRERETIREMENT SURVIVOR ANNUITY.......................- 21 -
     1.64  REQUIRED AGGREGATION GROUP.....................................- 21 -
     1.65  REQUIRED BEGINNING DATE........................................- 21 -
     1.66  ROLLOVER ACCOUNT...............................................- 22 -
     1.67  ROLLOVER CONTRIBUTION..........................................- 22 -
     1.68  SAFE HARBOR CONTRIBUTION ACCOUNT...............................- 22 -
     1.69  SELF-EMPLOYED INDIVIDUAL.......................................- 22 -
     1.70  SHAREHOLDER-EMPLOYEE...........................................- 22 -
     1.71  SPONSOR........................................................- 23 -
     1.72  SPOUSE.........................................................- 23 -
     1.73  TERMINATION OF EMPLOYMENT......................................- 23 -
     1.74  TERMINATED PARTICIPANT.........................................- 23 -
     1.75  TOP HEAVY......................................................- 23 -
     1.76  TOP HEAVY MINIMUM ALLOCATION...................................- 23 -
     1.77  TOP HEAVY RATIO................................................- 23 -
     1.78  TRUSTEE........................................................- 24 -
     1.79  TRUST FUND.....................................................- 24 -
     1.80  VALUATION DATE.................................................- 24 -
     1.81  VESTED AGGREGATE ACCOUNT.......................................- 25 -



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     1.82  VESTED, VESTED INTEREST or VESTING.............................- 25 -
     1.83  VOLUNTARY EMPLOYEE CONTRIBUTION................................- 25 -
     1.84  VOLUNTARY EMPLOYEE CONTRIBUTION ACCOUNT........................- 25 -

ARTICLE 2.................................................................- 26 -
PLAN PARTICIPATION........................................................- 26 -
     2.1   ELIGIBILITY REQUIREMENTS.......................................- 26 -
     2.2   ENTRY DATE.....................................................- 27 -
     2.3   WAIVER OF PARTICIPATION........................................- 27 -
     2.4   PARTICIPATION UPON REEMPLOYMENT................................- 27 -
     2.5   EXCLUSION OF ELIGIBLE EMPLOYEE.................................- 27 -
     2.6   INCLUSION OF INELIGIBLE EMPLOYEE...............................- 27 -

ARTICLE 3.................................................................- 28 -
CONTRIBUTIONS AND ALLOCATIONS.............................................- 28 -
     3.1   EMPLOYER CONTRIBUTIONS.........................................- 28 -
     3.2   ALLOCATION OF EMPLOYER CONTRIBUTIONS...........................- 30 -
     3.3   ALLOCATION OF EARNINGS AND LOSSES..............................- 34 -
     3.4   ALLOCATION OF FORFEITURES......................................- 34 -
     3.5   TOP HEAVY MINIMUM ALLOCATION...................................- 35 -
     3.6   SAFE HARBOR CONTRIBUTIONS......................................- 36 -
     3.7   ROLLOVER CONTRIBUTIONS.........................................- 39 -
     3.8   VOLUNTARY EMPLOYEE CONTRIBUTIONS...............................- 41 -

ARTICLE 4.................................................................- 42 -
PLAN BENEFITS.............................................................- 42 -
     4.1   BENEFIT UPON NORMAL RETIREMENT.................................- 42 -
     4.2   BENEFIT UPON LATE RETIREMENT...................................- 42 -
     4.3   BENEFIT UPON DEATH.............................................- 42 -
     4.4   BENEFIT UPON DISABILITY........................................- 42 -
     4.5   BENEFIT UPON TERMINATION.......................................- 42 -
     4.6   DETERMINATION OF VESTED INTEREST...............................- 43 -

ARTICLE 5.................................................................- 44 -
DISTRIBUTION OF BENEFITS..................................................- 44 -
     5.1   BENEFIT UPON RETIREMENT........................................- 44 -
     5.2   BENEFIT UPON DEATH.............................................- 44 -
     5.3   DISABILITY BENEFITS............................................- 45 -
     5.4   BENEFIT UPON TERMINATION.......................................- 46 -
     5.5   CASH-OUT OF BENEFITS...........................................- 46 -
     5.6   RESTRICTIONS ON IMMEDIATE DISTRIBUTIONS........................- 47 -
     5.7   RESTORATION OF FORFEITED ACCOUNT BALANCE.......................- 48 -
     5.8   SPOUSAL CONSENT REQUIREMENTS...................................- 49 -
     5.9   APPLICATION OF CODE ss.401(a)(9) REQUIREMENTS..................- 49 -



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     5.10  STATUTORY COMMENCEMENT OF BENEFITS.............................- 49 -
     5.11  SEGREGATION OF BENEFIT BEFORE DISTRIBUTION.....................- 49 -
     5.12  DISTRIBUTION IN EVENT OF INCAPACITY............................- 50 -
     5.13  MISSING PARTICIPANTS AND UNCLAIMED BENEFITS....................- 50 -
     5.14  DIRECT ROLLOVERS...............................................- 51 -
     5.15  DISTRIBUTION OF PROPERTY.......................................- 51 -
     5.16  DISTRIBUTIONS SUBJECT TO CODE ss.401(a)(11) REQUIREMENTS.......- 52 -
     5.17  FINANCIAL HARDSHIP DISTRIBUTIONS...............................- 55 -
     5.18  IN-SERVICE DISTRIBUTIONS.......................................- 56 -
     5.19  DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS......................- 56 -
     5.20  DISTRIBUTION OF EXCESS CONTRIBUTIONS...........................- 57 -
     5.21  DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS.................- 59 -
     5.22  ELIMINATION OF CERTAIN FORMS OF PAYMENT........................- 60 -

ARTICLE 6.................................................................- 61 -
CODE SS.415 LIMITATIONS...................................................- 61 -
     6.1   MAXIMUM ANNUAL ADDITION........................................- 61 -
     6.2   ADJUSTMENTS TO MAXIMUM ANNUAL ADDITION.........................- 61 -
     6.3   MULTIPLE PLANS AND MULTIPLE EMPLOYERS..........................- 62 -
     6.4   ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS......................- 62 -
     6.5   MULTIPLE PLAN REDUCTION........................................- 62 -

ARTICLE 7.................................................................- 65 -
DUTIES OF THE TRUSTEE.....................................................- 65 -
     7.1   APPOINTMENT, RESIGNATION, REMOVAL AND SUCCESSION...............- 65 -
     7.2   INVESTMENT ALTERNATIVES OF THE TRUSTEE.........................- 65 -
     7.3   VALUATION OF THE TRUST FUND....................................- 67 -
     7.4   COMPENSATION AND EXPENSES......................................- 68 -
     7.5   PAYMENTS FROM THE TRUST FUND...................................- 68 -
     7.6   PAYMENT OF TAXES...............................................- 68 -
     7.7   ACCOUNTS, RECORDS AND REPORTS..................................- 68 -
     7.8   EMPLOYMENT OF AGENTS AND COUNSEL...............................- 68 -
     7.9   DIVISION OF DUTIES AND INDEMNIFICATION.........................- 69 -
     7.10  APPOINTMENT OF INVESTMENT MANAGER..............................- 70 -
     7.11  ASSIGNMENT AND ALIENATION OF BENEFITS..........................- 70 -
     7.12  EXCLUSIVE BENEFIT RULE.........................................- 70 -
     7.13  PURCHASE OF INSURANCE..........................................- 71 -
     7.14  LOANS TO PARTICIPANTS..........................................- 72 -
     7.15  DIRECTED INVESTMENT ACCOUNTS...................................- 74 -
     7.16  SUPERSEDING TRUST OR CUSTODIAL AGREEMENT.......................- 76 -


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ARTICLE 8.................................................................- 77 -
DUTIES OF THE ADMINISTRATOR...............................................- 77 -
     8.1   APPOINTMENT, RESIGNATION, REMOVAL AND SUCCESSION...............- 77 -
     8.2   POWERS AND DUTIES OF THE ADMINISTRATOR.........................- 77 -
     8.3   APPOINTMENT OF ADMINISTRATIVE COMMITTEE........................- 77 -
     8.4   FINALITY OF ADMINISTRATIVE DECISIONS...........................- 77 -
     8.5   MULTIPLE ADMINISTRATORS........................................- 77 -
     8.6   COMPENSATION AND EXPENSES......................................- 77 -
     8.7   APPOINTMENT OF AGENTS AND COUNSEL..............................- 78 -
     8.8   CORRECTING ADMINISTRATIVE ERRORS...............................- 78 -
     8.9   PROMULGATING NOTICES AND PROCEDURES............................- 78 -
     8.10  CLAIMS PROCEDURES..............................................- 78 -
     8.11  QUALIFIED DOMESTIC RELATIONS ORDERS............................- 81 -

ARTICLE 9.................................................................- 83 -
AMENDMENT, TERMINATION AND MERGER.........................................- 83 -
     9.1   AMENDMENT OF THE PLAN..........................................- 83 -
     9.2   TERMINATION OF PLAN BY SPONSOR.................................- 83 -
     9.3   TERMINATION OF PARTICIPATION BY ADOPTING EMPLOYER..............- 84 -
     9.4   MERGER OR CONSOLIDATION........................................- 84 -

ARTICLE 10................................................................- 85 -
MISCELLANEOUS PROVISIONS..................................................- 85 -
     10.1  NO CONTRACT OF EMPLOYMENT......................................- 85 -
     10.2  TITLE TO ASSETS................................................- 85 -
     10.3  QUALIFIED MILITARY SERVICE.....................................- 85 -
     10.4  BONDING OF FIDUCIARIES.........................................- 85 -
     10.5  SEVERABILITY OF PROVISIONS.....................................- 85 -
     10.6  GENDER AND NUMBER..............................................- 85 -
     10.7  HEADINGS AND SUBHEADINGS.......................................- 85 -
     10.8  LEGAL ACTION...................................................- 85 -
     10.9  QUALIFIED PLAN STATUS..........................................- 86 -
     10.10 MAILING OF NOTICES TO ADMINISTRATOR, EMPLOYER OR TRUSTEE.......- 86 -
     10.11 PARTICIPANT NOTICES AND WAIVERS OF NOTICES TO PARTICIPANTS.....- 86 -
     10.12 NO DUPLICATION OF BENEFITS.....................................- 86 -
     10.13 EVIDENCE FURNISHED CONCLUSIVE..................................- 86 -
     10.14 RELEASE OF CLAIMS..............................................- 86 -
     10.15 MULTIPLE COPIES OF PLAN AND/OR TRUST...........................- 86 -
     10.16 LIMITATION OF LIABILITY AND INDEMNIFICATION....................- 86 -



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                                 HOT TOPIC, INC.
                           401(k) PROFIT SHARING PLAN

         THIS AGREEMENT is made and entered into as of the _______ day of ____________________, __________, between HOT TOPIC, INC. (hereafter referred to as the "Sponsor") and JAMES MCGINTY, ELIZABETH MCLAUGHLIN, JANE CRUZ, GERALD COOK AND GEORGE WEHLITZ (hereafter collectively referred to as the Trustee).

                              W I T N E S S E T H:

         WHEREAS, the Sponsor originally established a Code ss.401(k) plan (hereafter referred to as the "Plan"), effective August 1, 1995, in order to provide retirement and other incidental benefits to Employees who are eligible to participate therein; and

         WHEREAS, in accordance with the terms of the Plan, the Sponsor has the ability at any time, and from time to time, to amend the Plan;

         NOW, THEREFORE, effective January 1, 2003 (except for those specific provisions that have an earlier effective date), the Sponsor hereby amends and restates the Plan in its entirety in order to comply with the requirements of the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code of 1986, as amended by the Uruguay Round Agreements Act, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Internal Revenue Service Restructuring and Reform Act of 1998, the Community Renewal Tax Relief Act of 2000, and all applicable rulings and regulations issued thereunder, and the Trustee accepts the Plan under the following terms and conditions:
ARTICLE 1

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                                   DEFINITIONS

1.1      ACP OR ACP TEST
         The term ACP means the Average Contribution Percentage as defined in
         Section 1.10(c). The term ACP Test means the Average Contribution Percentage Test.

1.2      ACTUAL DEFERRAL PERCENTAGE TEST
         The term Actual Deferral Percentage Test (or ADP Test) means either of the following nondiscrimination tests for Elective Deferrals: (1) the ADP for Participants who are HCEs will not exceed the ADP for Participants who are NHCEs multiplied by 1.25; or (2) the ADP for Participants who are HCEs will not exceed the ADP for Participants who are NHCEs multiplied by 2.0, provided that the ADP for Participants who are HCEs does not exceed the ADP for Participants who are NHCEs by more than 2 percentage points. The ADP Test for any Plan Year will be determined in accordance with the following provisions:

         (a) TESTING METHOD: The ADP Test will be determined each Plan Year by either Current Year Testing or Prior Year Testing (as described in paragraph (b) below) as follows: Current Year Testing is used for the 1997 Plan Year; Current Year Testing is used for the 1998 Plan Year; Current Year Testing is used for the 1999 Plan Year; Current Year Testing is used for the 2000 Plan Year; Current Year Testing is used for the 2001 Plan Year; and Prior Year Testing is used for the 2002 Plan Year and for each Plan Year thereafter until otherwise elected by the Employer by means of a Plan amendment.

         (b) DEFINITION OF CURRENT AND PRIOR YEAR TESTING: The term Current Year Testing means the ADP Test will be determined for a Plan Year by comparing the ADP of Participants who are Highly Compensated Employees for that Plan Year to the ADP of Participants who were Non-Highly Compensated Employees for that Plan Year. The term Prior Year Testing means the ADP Test will be determined for a Plan Year by comparing the ADP of Participants who are Highly Compensated Employees for that Plan Year to the ADP of Participants who were Non-Highly Compensated Employees for the prior Plan Year. If Prior Year Testing is specified in paragraph (a), then in the case of the first Plan Year in which the Plan permits any Participant to make Elective Deferrals (unless this is a successor Plan), the ADP used for Participants who were Non-Highly Compensated Employees in the prior Plan Year will be the greater of 3% or their actual ADP for the first Plan Year in which Elective Deferrals were permitted. Prior Year Testing cannot be used in any Plan Year in which a supplemental Safe Harbor Notice is issued that reduces or eliminates a Safe Harbor Matching Contribution for that Plan Year.

         (c) DEFINITION OF ACTUAL DEFERRAL PERCENTAGE: The term Actual Deferral Percentage (ADP) means, for a specified group of Participants for a Plan Year, the average of the ratios calculated separately for each Participant in such group of
                  (1) the amount of Employer contributions actually paid on behalf of such Participant for the Plan Year to (2) the Compensation of such Participant for such Plan Year.

         (d) CONTRIBUTIONS USED TO DETERMINE ADP TEST: Employer contributions used to determine the ADP Test include Elective Deferrals, including Excess Elective Deferrals as defined in
                  Section 1.28, but excluding Excess Elective Deferrals of NHCEs that arise solely from Elective Deferrals made to this Plan or any other plans maintained by this Employer and Elective Deferrals that are taken into account in the ACP Test if the ADP Test is satisfied both with and without exclusion of these Elective Deferrals. The Employer may also elect each Plan Year to include QMACs and/or QNECs, and in any Plan Year in which Current Year Testing is used, may further elect to include such QNECs and/or QMACs only to the extent necessary to pass the ADP Test. In computing ADPs, an Employee who would be a Participant but for the failure to make Elective Deferrals will be treated as a Participant on whose behalf no Elective Deferrals are made.

         (e) HIGHLY COMPENSATED EMPLOYEES: A Participant is a Highly Compensated Employee for a particular Plan Year if he or she meets the definition of a Highly Compensated Employee in effect for that Plan Year. A Participant is a Non-Highly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year. The ADP for any Participant who is a HCE for the Plan Year and who is eligible to have Elective Deferrals (and QNECs or QMACs, or both, if treated as Elective Deferrals for purposes of the ADP Test) allocated to his or her accounts under two or more arrangements described in Code ss.401(k) that are maintained by this Employer will be determined as if such Elective Deferrals (and, if applicable, QNECs or QMACs, or both) were made under a single arrangement. If a HCE participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year will be treated as a single arrangement; except that certain plans will be treated as separate if mandatorily disaggregated under regulations under Code ss.401(k).

         (f) OTHER RULES: In determining the ADP Test, (1) if this Plan satisfies the requirements of Code ss.401(k), ss.401(a)(4), or ss.410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy such requirements only if aggregated with this Plan, then this section will be applied by determining the ADP of Employees as if all such plans were a single plan. For any Plan Year in which the Employer elects prior year testing under this Section, adjustments to the ADP of Non-Highly Compensated Employees for the prior Plan Year will be made in accordance with Notice 98-1 and any superseding guidance. Plans may be aggregated to satisfy Code ss.401(k) only if they have the same Plan Year and use the same ADP testing method; (2) Elective Deferrals, QNECs and QMACs must be made before the last day of the 12-month period immediately following the Plan Year to which contributions relate; (3) the Employer will maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of QNECs or QMACs, or both, used in such test; and (4) the determination and treatment of the ADP amounts of any Participant will satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         (g) CHANGE TO PRIOR YEAR TESTING: If the Employer elects Current Year Testing for any Plan Year, the Employer can only elect to change to Prior Year Testing in accordance with the requirements in Notice 98-1 (or superseding guidance). If the Employer elects to change to Prior Year Testing, the ADP for NHCEs for the prior year will be determined by counting only
                  (1) Elective Deferrals for those NHCEs that were counted for purposes of the ADP Test (and not the ACP Test) under the Current Year Testing method for the prior year, and (2) QNECs that were allocated to the accounts of those NHCEs for the prior year but that were not used to satisfy the ADP Test or the ACP Test under the Current Year Testing method for the prior year. Thus, if the Employer elects to change to Prior Year Testing, the following contributions made for the prior year will be disregarded: QNECs used to satisfy either the ADP Test or ACP Test under the Current Year Testing method for the prior testing year, Elective Deferrals taken into account for purposes of the ACP Test, and all QMACs. The limitations on double counting do not apply for testing years beginning before January 1, 2001, and if the Plan changes to Prior Year Testing for the first time for any Plan Year after 1997, the ADP for NHCEs will be the same as for the Plan Year immediately preceding the Plan Year for which the change to Prior Year Testing was effective.

1.3      ADP OR ADP TEST
         The term ADP means the Actual Deferral Percentage as defined in Section 1.2(c). The term ADP Test means the Actual Deferral Percentage Test.

1.4      ADMINISTRATOR
         The term Administrator means the Employer unless another Administrator is appointed by the Employer pursuant to the provisions of Section 8.1 of the Plan.

1.5      ADOPTING EMPLOYER
         The term Adopting Employer means any entity that adopts this Plan with the consent of the Sponsor. An Employee's transfer to or from any Employer or Adopting Employer will not affect his or her Participant's Account balance, total Years of Service (or Periods of Service) and total Years of Service as a Participant (or Periods of Service as a Participant). All Adopting Employers will be subject to the following provisions:

         (a)      MULTIPLE EMPLOYER PLAN PROVISIONS UNDER CODE SS.413(C):
                  Notwithstanding any other provision in the Plan to the contrary, unless the Plan is a collectively bargained plan described in Regulation ss.1.413-1(a), the following provisions will apply with respect to any Adopting Employer that is not an Affiliated Employer of the Sponsor:

                  (1) INSTANCES OF SEPARATE EMPLOYER TESTING: Employees of any such Adopting Employer will be treated separately for purposes of testing under the provisions of Code ss.401(a)(4), Code ss.401(k), Code ss.401(m) and, if
                           the Sponsor and the Adopting Employer do not share Employees, Code ss.416. Furthermore, the terms of Code ss.410(b) will be applied separately on an employer-by-employer basis by the Sponsor (and the Adopting Employers which are part of the Affiliated Group which includes the Sponsor) and each Adopting Employer that is not an Affiliated Employer of the Sponsor, taking into account the generally applicable rules described in Code ss.401(a)(5), ss.414(b) and ss.414(c).

                  (2) INSTANCES OF SINGLE EMPLOYER TESTING: Employees of the Adopting Employer will be treated as part of a single employer plan for purposes of eligibility to participate under Article 2 and under the provisions of Code ss.410(a). Furthermore, the terms of Code ss.411 relating to Vesting will be applied as if all Employees of all such Adopting Employers and the Sponsor were employed by a single employer, except that the rules regarding Breaks in Service will be applied under such regulations as may be prescribed by the Secretary of Labor.

                  (3) COMMON TRUST: Contributions made by any such Adopting Employer will be held in a common Trust Fund with contributions made by the Sponsor, and all such contributions will be available to pay the benefits of any Participant or Beneficiary who is an Employee of the Sponsor or any such Adopting Employer.

                  (4) COMMON DISQUALIFICATION PROVISION: The failure of either the Sponsor or any such Adopting Employer to satisfy the qualification requirements under Code ss.401(a), as modified by the provisions of Code ss.413(c), will result in the disqualification of the Plan for all such Employers maintaining the Plan.

         (b) TERMINATION OF ADOPTION: An Adopting Employer may terminate participation in the Plan by delivering written notice to the Sponsor, the Administrator and the Trustee; but in accordance with Article 9, only the Sponsor can terminate the Plan. If a request for and approval of a transfer of assets from this Plan to any successor qualified retirement plan maintained by the Adopting Employer or its successor is not made in accordance with Section 9.3, Participants who are no longer Employees because the Adopting Employer terminates Plan participation will only be entitled to the commencement of their benefits (1) in the case of Participants who are no longer Employees of an Adopting Employer that is an Affiliated Employer of the Sponsor, in accordance with Article 5 after their death, retirement, Disability or Termination of Employment from the Adopting Employer or former Adopting Employer; and (2) in the case of Participants who are no longer Employees of an Adopting Employer that is not an Affiliated Employer of the Sponsor, within a reasonable time thereafter as if the Plan had been terminated under Section 9.2.

1.6      AFFILIATED EMPLOYER
         The term Affiliated Employer means any of the following of which the Employer is a part: (1) a controlled group of corporations as defined in Code ss.414(b); (2) a trade or business (whether or not incorporated) under common control under Code ss.414(c); (3) any organization (whether or not incorporated) which is a member of an affiliated service group under Code ss.414(m); and (4) any other entity required to be aggregated under Code ss.414(o).

1.7      AGE
         The term Age means an Employee's actual attained age.

1.8      ANNIVERSARY DATE
         The term Anniversary Date means December 31st.

1.9      ANNUITY STARTING DATE
         The term Annuity Starting Date means the first day of the first period for which an amount is paid as an annuity, or, in the case of a benefit not payable as an annuity, the first day all events have occurred which entitle the Participant to such benefit. The first day of the first period for which a benefit is to be received by reason of Disability will be treated as the Annuity Starting Date only if such benefit is not an auxiliary benefit.

1.10     AVERAGE CONTRIBUTION PERCENTAGE TEST
         The term Average Contribution Percentage (or ACP) Test means the greater of one of the following nondiscrimination tests for Matching Contributions and Employee contributions: (1) the ACP for Participants who are HCEs will not exceed the ACP for Participants who are NHCEs multiplied by 1.25; or (b) the ACP for Participants who are HCEs will not exceed the ACP for Participants who are NHCEs multiplied by 2.0, provided that the ACP for Participants who are HCEs does not exceed the ACP for Participants who are NHCEs by more than 2 percentage points. The ACP Test for any Plan Year will be determined in accordance with the following:

         (a) TESTING METHOD: The ACP Test will be determined each Plan Year by the Current Year Testing method as described in paragraph
                  (b) below.

         (b) DEFINITION OF CURRENT AND PRIOR YEAR TESTING: The term Current Year Testing means the ACP Test will be determined for a Plan Year by comparing the ACP of Participants who are Highly Compensated Employees for that Plan Year to the ACP of Participants who were Non-Highly Compensated Employees for that Plan Year. The term Prior Year Testing means the ACP Test will be determined for a Plan Year by comparing the ACP of Participants who are Highly Compensated Employees for that Plan Year to the ACP of Participants who were Non-Highly Compensated Employees for the prior Plan Year. If Prior Year

                  Testing is specified in paragraph (a), then for the first Plan Year in which the Plan permits any Participant to make Voluntary Employee Contributions, provides for Matching Contributions, or both (unless this Plan is a successor Plan), the ACP used for Participants who were Non-Highly Compensated Employees in the prior Plan Year will be the greater of 3% or their actual ACP for the first Plan Year. Prior Year Testing cannot be used in any Plan Year in which a supplemental Safe Harbor Notice is issued that reduces or eliminates a Safe Harbor Matching Contribution for that Plan Year.

         (c) DEFINITION OF AVERAGE CONTRIBUTION PERCENTAGE: For purposes of this Section, the term Average Contribution Percentage (or
                  ACP) means the average of the Contribution Percentages of the "eligible" Participants in a group.

         (d) DEFINITION OF CONTRIBUTION PERCENTAGE: For purposes of this Section, the term Contribution Percentage means the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the Plan Year.

         (e) DEFINITION OF CONTRIBUTION PERCENTAGE AMOUNTS: For purposes of this Section, the term Contribution Percentage Amounts means the sum of the Employee Contributions, Matching Contributions and Qualified Non-Elective Contributions (to the extent not used in the ADP Test) made under the plan on behalf of the participant for the Plan Year.

         (f)      CONTRIBUTIONS USED IN DETERMINING CONTRIBUTION PERCENTAGE
                  AMOUNTS: Contribution Percentage Amounts will not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions. The Employer may elect each Plan Year to include as Contribution Percentage Amounts QNECs and/or Elective Deferrals so long as the ADP Test is met before the Elective Deferrals are used in the ACP Test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP Test. For any Plan Year in which Current Year Testing is specified in paragraph
                  (a) above, the Employer may further elect to include such QNECs and/or Elective Deferrals as Contribution Percentage Amounts only to the extent necessary to satisfy the ACP (and Multiple Use) Test.

         (g) MULTIPLE USE: If one or more HCEs participate in both a cash or deferred arrangement and in a plan subject to the ACP Test maintained by the Employer, and if the sum of the ADP and ACP of those HCEs subject to either or both tests exceeds the Aggregate Limit, then the ACP of those HCEs who also participate in a cash or deferred arrangement will be reduced as described in Section 5.21 so that the limit is not exceeded. The amount by which each HCE's Contribution Percentage Amount is reduced will be treated as an Excess Aggregate Contribution. The ADP and ACP of HCEs are determined after any corrections required to meet the ADP Test and the ACP Test and are deemed to be the maximum permitted under such tests for the Plan Year. Multiple use does not occur if either the ADP or the ACP of the HCEs does not exceed 1.25 multiplied by the ADP and the ACP of the NHCEs.

         (h) HIGHLY COMPENSATED EMPLOYEES: A Participant is a HCE for a particular Plan Year if he or she meets the definition of a HCE in effect for that Plan Year; and a Participant is a NHCE for a particular Plan Year if he or she does not meet the definition of a HCE in effect for that Plan Year. The Contribution Percentage for any Participant who is a HCE and who is eligible to have Contribution Percentage Amounts allocated to his or her account under two or more plans described in Code ss.401(a), or arrangements described in Code ss.401(k) that are maintained by the Employer, will be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a HCE participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year will be treated as a single arrangement. Notwithstanding the foregoing, certain plans will be treated as separate if mandatorily disaggregated under regulations under Code ss.401(m).

         (i) OTHER RULES: In determining the ACP Test, if this Plan satisfies the requirements of Code ss.401(m), ss.401(a)(4) or ss.410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy such requirements only if aggregated with this Plan, then this section will be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. For any Plan Year in which the Employer elects Prior Year Testing under this Section, adjustments to the ACP of Non-Highly Compensated Employees for the prior Plan Year will be made in accordance with Notice 98-1 and any superseding guidance. Plans with the same Plan Year may be aggregated to satisfy Code ss.401(m). In determining the Contribution Percentage test, Employee contributions are considered to have been made in the Plan Year in which contributed to the Plan, and Matching Contributions and QNECs will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year. The Employer will maintain records sufficient to demonstrate satisfaction of the ACP Test and the amount of QNECs or QMACs, or both, used in such test. The determination and treatment of the Contribution Percentage of any Participant will satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         (j) AGGREGATE LIMIT: The term Aggregate Limit means the sum of (1) 125% of the greater of the ADP of Participants who are NHCEs for the current Plan Year (or for the prior Plan Year for any Plan Year for which prior year testing has been elected) or the ACP of Participants who are NHCEs subject to Code ss.401(m) for the Plan Year beginning with or within the current Plan Year (or for the prior Plan Year for any Plan Year for which prior year testing has been elected) of the cash or deferred arrangement (2) the lesser of 200% or two plus the lesser of such ADP or ACP. The word "lesser" will be substituted for "greater" in (1) above, and the word "greater" will be substituted for "lesser" after "two plus the" in (2) above if that would result in a larger Aggregate Limit.

         (k) "ELIGIBLE" PARTICIPANT: For purposes of this Section, an "eligible" Participant is any Employee who is eligible to make an Employee Contribution, or an Elective Deferral (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive a Matching Contribution (including forfeitures) or a QMAC. If an Employee Contribution is required as a condition of Plan participation, any Employee who would be a Participant if such Participant made such a contribution will be treated as an "eligible" Participant on behalf of whom no Employee Contributions are made. An Employee Contribution means any contribution made by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

         (l) CHANGE TO PRIOR YEAR TESTING: If the Employer elects Current Year Testing for any Plan Year, the Employer can only elect to change to prior year testing in accordance with the requirements in Notice 98-1 (or superseding guidance). If the Employer amends the Plan to elect prior year testing, the ACP for NHCEs for the prior year will be determined by taking into account only (1) Voluntary Employee Contributions for those NHCEs for the prior year, and (2) Matching Contributions for those NHCEs that were taken into account in the ACP Test (and not the ADP Test) under the current year testing method for the prior year, and (3) QNECs that were allocated to the accounts of those NHCEs for the prior year but that were not used to satisfy the ACP Test or the ADP Test under the current year testing method for the prior year. Thus, if the Employer elects to change to prior year testing, the following contributions made for the prior year will be disregarded:
                  QNECs used to satisfy either the ADP or ACP Test under the current year testing method for the prior testing year, QMACs taken into account in the ADP Test, and all Elective Deferrals. These limitations on double counting do not apply for testing years beginning before January 1, 1999, and if the Plan changes to prior year testing for the first time for the 1998 Plan Year, the ACP for NHCEs will be the same as for the 1997 Plan Year.

1.11     BENEFICIARY
         The term Beneficiary means the recipient designated by the Participant to receive the Plan benefits payable upon the death of the Participant, or the recipient designated by a Beneficiary to receive any benefits which may be payable in the event of the Beneficiary's death prior to receiving the entire death benefit to which the Beneficiary is entitled. All such Beneficiary designations will be made in accordance with the following provisions:

         (a) BENEFICIARY DESIGNATIONS BY A PARTICIPANT: Subject to the provisions of Section 5.8 regarding the rights of a Participant's Spouse, each Participant may designate a Beneficiary on a form supplied by the Administrator, and may change or revoke that designation by filing written notice with the Administrator. If a Participant completes or has completed a Beneficiary designation form in which the Participant designates his or her Spouse as the Beneficiary, and the Participant and the Participant's Spouse are legally divorced subsequent to the date of such designation, then the designation of such Spouse as a Beneficiary hereunder will be deemed null and void unless the Participant, subsequent to the legal divorce, reaffirms the designation by completing a new Beneficiary designation form. In the absence of a written Beneficiary designation form, the Participant will be deemed to have designated the following Beneficiaries in the following order: (1) the Participant's Spouse, if then living;
                  (2) the Participant's issue, per stirpes; and (3) the Participant's estate.

         (b) BENEFICIARY DESIGNATIONS BY A BENEFICIARY: In the absence of a Beneficiary designation or other directive from the deceased Participant to the contrary, any Beneficiary may name his or her own Beneficiary in accordance with Section 5.2(e) to receive any benefits which may be payable in the event of the Beneficiary's death prior to the receipt of all the Participant's death benefits to which the Beneficiary was entitled.

         (c)      BENEFICIARIES CONSIDERED CONTINGENT UNTIL DEATH OF
                  PARTICIPANT: Notwithstanding any provision in this Section, any Beneficiary named hereunder will be considered a contingent Beneficiary until the death of the Participant (or Beneficiary, as the case may be), and until such time will have no rights granted to Beneficiaries under the Plan.

1.12     BREAK IN SERVICE
         The term Break in Service means a 1-Year Period of Severance. Notwithstanding the foregoing, a Participant who incurs a Break in Service but does not terminate employment with the Employer will continue to be eligible to make Elective Deferrals to the Plan, but will no longer be eligible to receive an allocation of any other Employer contributions.

1.13     CODE
         The term Code means the Internal Revenue Code of 1986, as amended, and the regulations and rulings promulgated thereunder by the Internal Revenue Service.

1.14     CODE SS.3401 COMPENSATION
         The term Code ss.3401 Compensation means wages within the meaning of Code ss.3401(a) that are actually paid or made available in gross income for the purposes of income tax withholding at the source but determined without regard to any rules under Code ss.3401 that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code ss.3401(a)(2)).

1.15     CODE SS.415 COMPENSATION
         The term Code ss.415 Compensation means Earned Income, wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan, including, but not limited to, commissions paid salespersons, compensation for services based on a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a non-accountable plan as described in IRS regulation ss.1.62-2(c). A Participant's Code ss.415 Compensation will be determined subject to the following provisions:

         (a) AMOUNTS EXCLUDED FROM CODE SS.415 COMPENSATION: Code ss.415 Compensation does not include (1) Employer contributions to a plan of deferred compensation which are not includible in gross income for the taxable year in which contributed, or Employer contributions to a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation; (2) amounts realized from a non-qualified stock option, or when restricted stock or property held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (3) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and (4) other amounts which receive special tax benefits, or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Code ss.403(b) (whether or not the amounts are excludible from an Employee's gross income).

         (b) TREATMENT OF ELECTIVE DEFERRALS AND OTHER AMOUNTS: For Limitation Years beginning on or after January 1, 1998, Code ss.415 Compensation will include any elective deferrals as defined in Code ss.402(g)(3), and any amounts contributed or deferred at the election of the Employee that were not includible in the gross income by reason of Code ss.125 or ss.457. Code ss.415 Compensation will also include elective amounts that are not includible in the gross income of the Employee by reason of Code ss.132(f)(4) for Limitation Years beginning on or after January 1, 2001 (or if elected by the Administrator on a non-discriminatory basis, any earlier Limitation Year beginning on or after January 1, 1998).

1.16     COMPENSATION
         The term Compensation means amounts received by a Participant from the Employer during a Compensation Determination Period, determined subject to the following provisions:

         (a) COMPENSATION USED TO DETERMINE ELECTIVE DEFERRALS: In determining the amount of a Participant's Elective Deferrals for a Plan Year, the term Compensation means a Participant's Form W-2 Compensation actually paid during a Compensation Determination Period, determined subject to the following provisions:

                  (1) COMPENSATION DETERMINATION PERIOD: Under this paragraph (a), the Compensation Determination Period is the Plan Year.

                  (2) TREATMENT OF ELECTIVE DEFERRALS: For purposes of this paragraph (a), Employer contribution amounts made pursuant to a salary reduction agreement which are not currently includible in the gross income of an Employee by reason of Code ss.125, ss.402(e)(3), ss.402(h)(1)(B), or ss.403(b) will, at the election of the Administrator on a non-discriminatory basis, be included in determining Compensation. In addition, if elected by the Administrator on a non-discriminatory basis, Compensation will also include elective amounts that are not includible in the gross income of the Employee by reason of Code ss.132(f)(4), beginning with the Plan Year elected by the Administrator but not earlier than the Plan Year beginning on or after January 1, 1998.

                  (3) CERTAIN AMOUNTS EXCLUDED FROM COMPENSATION: For purposes of this paragraph (a), any amount which would otherwise be considered Compensation under this paragraph but which is received by a Participant under the following circumstances will not be considered Compensation for purposes of this paragraph: (1) any amount received as a bonus; (2) any amount received as a commission; (3) any amount intended as reimbursement for moving expenses; (4) any amount intended as reimbursement for car expenses; and (5) any amount taxable for purposes of Domestic Partner medical coverage and Stock Options.

                  (4) AMOUNTS RECEIVED PRIOR TO BECOMING A PARTICIPANT: All amounts which would be considered Compensation under this paragraph but which are received by an Employee prior to the date the Employee becomes a Participant in the Plan will be considered Compensation for purposes of this paragraph (a). However, the Administrator may elect to limit Compensation under this paragraph to Compensation received during the period during which the cash or deferred arrangement was in effect under the Plan.

                  (5)      COMPENSATION RECEIVED WHILE IN AN INELIGIBLE CLASS OF
                           EMPLOYEES: Compensation for purposes of this paragraph (a) will exclude any amount received while an Employee is a member of an ineligible class of Employees as described in Section 2.1(a)(2).

         (b)      COMPENSATION USED TO DETERMINE MATCHING CONTRIBUTIONS:
                  Matching Contributions are not currently permitted under the terms of the Plan.

         (c)      COMPENSATION USED TO DETERMINE NON-ELECTIVE CONTRIBUTIONS:
                  Non-Elective Contributions are not currently permitted under the terms of the Plan.

         (d) COMPENSATION USED IN DETERMINING THE ACP TEST AND ADP TEST: In determining the ACP Test, the term Compensation means a Participant's Form W-2 Compensation. In determining the ADP Test, the term Compensation means a Participant's Form W-2 Compensation. However, in determining a Participant's ADP or ACP, the Administrator may elect (1) to include or exclude Elective Deferrals; (2) to include or exclude any items of compensation includible or excludible under Code ss.414(s) and the regulations thereunder, provided such adjusted definition conforms to the nondiscrimination requirements of those regulations; and/or (3) to limit Compensation taken into account in computing a Participant's ADP or ACP to Compensation received only for the portion of the Plan Year in which the Participant was a Participant and only for the portion of the Plan Year during which the Plan contained a cash or deferred arrangement. The Plan Administrator's election as described above must be consistent and uniform with respect to all Participants and all plans of the Employer for any particular Plan Year.

         (e) COMPENSATION USED FOR TOP HEAVY PURPOSES: Notwithstanding anything in this Section to the contrary, in determining Top Heavy allocations under Section 3.5, the term Compensation means the Code ss.415 Compensation received by an Employee during an entire Compensation Determination Period excluding amounts received while a member of an ineligible class of Employees as described in Section 2.1(a)(2).

         (f) COMPENSATION OF OWNER-EMPLOYEES AND SHAREHOLDER-EMPLOYEES: For purposes of this Plan, the Compensation of an Owner-Employee or a Self-Employed Individual will equal his or her Earned Income up to the dollar limit described in the next paragraph.

         (g) DOLLAR LIMITATION ON COMPENSATION: Notwithstanding anything in this Section to the contrary, a Participant's Compensation for any Compensation Determination Period will not exceed the limitation set forth in Code ss.401(a)(17) as in effect for that determination period. If a Compensation Determination Period consists of fewer than 12 months, the Code ss.401(a)(17) limitation will be multiplied by a fraction, the numerator of which is the number of months in that determination period, and the denominator of which is 12.

         (h)      COMPENSATION LIMITATION ELECTION AVAILABLE TO CERTAIN
                  PARTICIPANTS: Except for purposes of determining Top Heavy allocation requirements under Section 3.5 or the Code ss.415 limitations under Article 6, any Participant who is a Key Employee, an Owner-Employee, a Self-Employed Individual, or a Highly Compensated Employee may elect for any Plan Year, on a form prescribed by the Administrator to limit Compensation for all purposes under this Plan.

         (i) REPEAL OF FAMILY AGGREGATION RULES: The family aggregation rules that were described in Code ss.401(a)(17)(A) as in effect prior to January 1, 1997 will not apply to this Plan for Plan Years beginning on or after January 1, 1997.

1.17     DISABILITY
         The term Disability means a physical or mental condition arising after an Employee has become a Participant that qualifies the Participant for disability benefits under the Social Security Act in effect on the date the Participant suffers the Disability.

1.18     EARLY RETIREMENT AGE
         There is no Early Retirement Age under the Plan.

1.19     EARNED INCOME
         The term Earned Income means net earnings from self-employment in the trade or business with respect to which the Plan is established and for which personal services of the individual are a material income-producing factor. Net earnings (1) will be determined without regard to items not included in gross income and the deductions allocable thereto, and for taxable years beginning after December 31, 1989, with regard to the deduction allowed by Code ss.164(f); and (2) will be reduced by deductible Employer contributions to a qualified retirement plan for taxable years beginning after December 31, 1989.

1.20     ELECTIVE DEFERRAL
         The term Elective Deferrals means Employer contributions made to the Plan at the election of the Participant in lieu of cash compensation, and will include contributions made pursuant to a salary reduction agreement or other deferral mechanism, as follows:

         (a) DETERMINATION OF AMOUNT: In any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement under Code ss.401(k), any simplified employee pension cash or deferred arrangement under Code ss.402(h)(1)(B), any SIMPLE individual retirement plan under Code ss.408(p), any eligible deferred compensation plan under Code ss.457, any plan under Code ss.501(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Code ss.403(b) pursuant to a salary reduction agreement. Elective Deferrals will not include any deferrals properly distributed as excess Annual Additions.

         (b) RESTRICTIONS ON WITHDRAWAL: Elective Deferrals (exclusive of earnings thereon) can only be withdrawn upon the earlier of the date (1) a Participant incurs a Termination of Employment;
                  (2) a Participant dies; (3) a Participant suffers a Disability; (4) an event described in Code ss.401(k)(10) occurs; (5) a Participant receives a hardship distribution if hardship distributions are permitted by the Employer under
                  Section 5.17; and (6) a Participant reaches Age 59 1/2 if on or after such date a pre-retirement in-service withdrawal of Elective Deferrals is permitted by the Employer under Section 5.18.

1.21     ELECTIVE DEFERRAL ACCOUNT
         The term Elective Deferral Account means the sub-account of a Participant's Account to which the Participant's Elective Deferrals are credited.

1.22     ELIGIBLE PARTICIPANT
         The term Eligible Participant means a Participant eligible in accordance with the following provisions to receive an allocation of any Matching Contributions, Non-Elective Contributions and Forfeitures that are allocable for the Plan Year:

         (a) MATCHING CONTRIBUTIONS AND RELATED FORFEITURES: Matching Contributions are not currently permitted under the terms of the Plan.

         (b)      NON-ELECTIVE CONTRIBUTIONS AND RELATED FORFEITURES:
                  Non-Elective Contributions are not currently permitted under the terms of the Plan.

1.23     EMPLOYEE
         The term Employee means (a) any person reported on the payroll records of the Employer as an employee who is deemed by the Employer to be a common law employee; (b) except for determining eligibility to participate in this Plan, any person reported on the payroll records of an Affiliated Employer of the Sponsor or an Adopting Employer as an employee who is deemed by the Affiliated Employer to be a common law employee, even if the Affiliated Employer is not an Adopting Employer;
         (c) any Self-Employed Individual who derives Earned Income from the Employer; (d) any Owner-Employee; and (e) any person who is considered a Leased Employee but who (1) is not covered by a plan described in Code ss.414(n)(5), or (2) is covered by a plan described in Code ss.414(n)(5), but Leased Employees constitute more than 20% of the Employer's non-highly compensated workforce. However, the term Employee will not include any individual who is not reported on the payroll records of the Employer or an Affiliated Employer as a common law employee. If such person is later determined by the Sponsor or by a court or governmental agency to be or to have been an Employee, he or she will only be eligible for participation prospectively and may participate in the Plan as of the next entry date in Section 2.2 following such determination and after the satisfaction of all other eligibility requirements.

1.24     EMPLOYER
         The term Employer means the Sponsor, any Adopting Employer, and any direct predecessor business entity of the Sponsor or an Adopting Employer that was or would have been considered an Affiliated Employer of the Sponsor or an Adopting Employer. Where applicable, such as determining Hours of Service, Periods of Service and Years of Service, the term Employer or Adopting Employer will also mean any business entity that was an Adopting Employer. As to any Employee, the term Employer at the time of reference means the employer of such Employee.

1.25     ERISA
         The term ERISA means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and rulings promulgated thereunder.

1.26     EXCESS AGGREGATE CONTRIBUTIONS
         The term Excess Aggregate Contributions means, with respect to any Plan Year, the excess of (1) the aggregate Contribution Percentage Amounts used in computing the numerator of the Contribution Percentage actually made on behalf of Participants who are Highly Compensated Employees for such Plan Year, over (2) the maximum Contribution Percentage Amounts permitted by the ACP Test (determined by hypothetically reducing contributions made on behalf of Participants who are Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages). Such determination will be made after first determining Excess Elective Deferrals and then determining Excess Contributions. The terms Average Contribution Percentage, Contribution Percentage and Contribution Percentage Amount are defined in Sections 1.10(c), 1.10(d) and 1.10(e).

1.27     EXCESS CONTRIBUTIONS
         The term Excess Contributions means, with respect to any Plan Year, the excess of the aggregate amount of Employer contributions actually taken into account in computing the ADP of Participants who are Highly Compensated Employees for such Plan Year, over the maximum amount of such contributions permitted by the ADP Test (determined by hypothetically reducing contributions made for Participants who are Highly Compensated Employees in order of their ADPs, beginning with the highest of such percentages).

1.28     EXCESS ELECTIVE DEFERRALS
         The term Excess Elective Deferrals means Elective Deferrals that are includible in a Participant's gross income under Code ss.402(g) to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limit under such Code Section.

1.29     FIDUCIARY
         The term Fiduciary means any individual or entity which exercises any discretionary authority or control over the management of the Plan or over the disposition of the assets of the Plan; renders investment advice for a fee or other compensation (direct or indirect); has any discretionary authority or responsibility over Plan administration; or acts to carry out a fiduciary responsibility, when designated by a named Fiduciary pursuant to authority granted by the Plan; subject, however, to any exception granted directly or indirectly by the provisions of ERISA or any applicable regulations. The Sponsor is the "named Fiduciary" for purposes of ERISA ss.402(a)(2).

1.30     FISCAL YEAR
         The term Fiscal Year means the Employer's accounting year beginning February 1st and ending the following January 31st.

1.31     FORFEITURE
         The term Forfeiture means the amount by which a Participant's Account balance exceeds his or her Vested Interest upon the earlier to occur of
         (a) the date the Participant receives a distribution of his or her

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         Vested Interest under Article 5; or (b) the date the Participant incurs
         5 consecutive Breaks in Service after Termination of Employment. No Forfeitures will occur solely as a result of the withdrawal of a Participant's own contributions to the Plan or a Participant's transfer to an Affiliated Employer or Adopting Employer. All Forfeitures will be placed in the Forfeiture Account pending allocation pursuant to Section 3.4.

1.32     FORM W-2 COMPENSATION
         The term Form W-2 Compensation means wages within the meaning of Code ss.3401(a) and all other payments of compensation actually paid or made available in gross income to an Employee by the Employer in the course of the Employer's trade or business for which the Employer is required to furnish the Employee a Form W-2 under Code ss.6041(d), ss.6051(a)(3) and ss.6052. Compensation must be determined without regard to any rules under Code ss.3401(a) limiting remuneration included in wages based on the nature or location of the employment or services performed (such as the exception for agricultural labor in Code ss.3401(a)(2)).

1.33     HCE
         The term HCE means a Highly Compensated Employee.

1.34     HIGHLY COMPENSATED EMPLOYEE
         The term Highly Compensated Employee means, for Plan Years beginning after December 31, 1996, any Employee who during the Plan Year or during the look-back year was a 5% owner as defined in Code ss.416(i)(1), or who for the look-back year had Code ss.415 Compensation in excess of $80,000 as adjusted in accordance with Code ss.415(d) (except that the base year will be the calendar quarter ending September 30, 1996). In determining who is a highly compensated former Employee, the rules for determining Highly Compensated Employee status as in effect for the Plan Year or look-back year for which the determination is being made (in accordance with temporary regulation 1.414(q)-1T, A-4 and Notice 97-45) will be applied. In determining if an Employee is a Highly Compensated Employee for Plan Years beginning in 1997, the amendments to Code ss.414(q) are deemed to have been in effect for years beginning in 1996. If the Employer maintains more than one qualified retirement plan, the definition of Highly Compensated Employee must be consistently applied to all such plans.

         (a) DETERMINATION OF LOOK-BACK YEAR: The look-back year will be the 12 month period immediately preceding the Plan Year for which the determination is being made.

         (b) TOP PAID GROUP ELECTION: In determining if an Employee is a Highly Compensated Employee based on Code ss.415 Compensation, the top paid group election set forth in Code ss.414(q)(3) is not being applied for any Plan Year beginning on or after January 1, 1997.

         (c) REPEAL OF FAMILY AGGREGATION RULES: The family aggregation rules that were described in Code ss.414(q)(6) as in effect prior to January 1, 1997 will not apply to this Plan for Plan Years beginning on or after January 1, 1997.

1.35     HOUR OF SERVICE
         The term Hour of Service means, with respect to any provision of the Plan in which service is determined by reference to an Employee's Periods of Service, each hour for which an Employee is paid, or is entitled to payment, by the Employer or an Affiliated Employer for the performance of duties. With respect to any provision of the Plan in which service is determined by reference to an Employee's Years of Service, the term Hour of Service means the following:

         (a) DETERMINATION OF HOURS: The term Hour of Service means (1) each hour an Employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliated Employer, which will be credited to the Employee for the computation period in which the duties are performed; (2) each hour for which an Employee is paid, or entitled to payment, by the Employer or an Affiliated Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, except that no more than 501 hours will be credited under this clause
                  (2) for any single continuous period (whether or not such period occurs in a single computation period); and (3) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliated Employer, except that the same hours will not be credited both under clause (1) or clause (2) and under this clause (3), and these hours will be credited for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made. Hours of Service will be calculated and credited pursuant to DOL regulation 2530.200b-2(b) and (c), which are incorporated herein by reference.

         (b) MATERNITY OR PATERNITY LEAVE: In determining if a Break in Service for participation and vesting has occurred in a computation period, an individual on Maternity or Paternity Leave will receive credit for up to 501 Hours of Service which would otherwise have been credited but for such absence, or in any case in which such Hours of Service cannot be determined, 8 Hours of Service per day of such absence. Hours of Service credited for Maternity or Paternity Leave will be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or in all other cases, in the following computation period.

         (c) USE OF EQUIVALENCIES: Notwithstanding paragraph (a), the Administrator may elect for all Employees or for one or more different classifications of Employees (provided such classifications are reasonable and are consistently applied) to apply one or more of the following equivalency methods in determining the Hours of Service of an Employee paid on an hourly or salaried basis. Under such equivalency methods, an Employee will be credited with either (1) 190 Hours of Service for each month in which he or she is paid or entitled to payment for at least one Hour of Service; or (2) 95 Hours of Service for each semi-monthly period in which he or she is paid or entitled to payment for at least one Hour of Service; or (3) 45 Hours of Service for each week in which he or she is paid or entitled to payment for at least one Hour of Service; or (4) 10 Hours of Service for each day in which he or she is paid or entitled to payment for at least one Hour of Service.

1.36     KEY EMPLOYEE
         The term Key Employee means any Employee, Former Employee, deceased Employee, or Beneficiary who at any time during the Plan Year containing the Determination Date for the Plan Year in question or any of the prior 4 Plan Years was one of the following:

         (a) OFFICERS: An officer of the Employer whose Code ss.415 Compensation exceeds 50% of the amount in effect under Code ss.415(b)(1)(A), except that no more than fifty Employees (or, if lesser, the greater of three or 10% of the Employees) will be treated as officers.

         (b) OWNERS: An owner (or was considered an owner under Code ss.318) of one of the ten largest interests in the Employer whose Code ss.415 Compensation exceeds 100% of the dollar limitation in effect under Code ss.415(c)(1)(A), but if two Employees own the same interest in the Employer, the Employee with the greater annual Code ss.415 Compensation will be treated as owning a larger interest; or a 5% owner of the Employer as defined in Code ss.416(i)(1)(B)(i); or a 1% owner of the Employer as defined in Code ss.416(i)(1)(B)(ii) whose annual Code ss.415 Compensation is more than $150,000.

1.37     LEASED EMPLOYEE
         The term Leased Employee means, for Plan Years beginning on or after January 1, 1997, any person within the meaning of Code ss.414(n)(2) and ss.414(o) who is not reported on the payroll records of the Employer as a common law employee and who provides services to the Employer if (a) the services are provided under an agreement between the Employer and a leasing organization; (b) the person has performed services for the Employer or for the Employer and related persons as determined under Code ss.414(n)(6) on a substantially full time basis for a period of at least one year; and (c) the services are performed under the primary direction and control of the Employer. Contributions or benefits provided to a Leased Employee by the leasing organization attributable to services performed for the Employer will be treated as provided by the Employer. A Leased Employee will not be considered an Employee of the recipient if he is covered by a money purchase plan providing (a) a non-integrated Employer contribution rate of at least 10% of Code ss.415 Compensation, including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Leased Employee's gross income under a cafeteria plan covered by Code ss.125, a cash or deferred plan under Code ss.401(k), a SEP under Code ss.408(k) or a tax-deferred annuity under Code ss.403(b), and also including, for Plan Years beginning on or after January 1, 2001, any elective amounts that are not includible in the gross income of the Leased Employee because of Code ss.132(f)(4); (b) immediate participation; and (c) full and immediate vesting. This exclusion is only available if Leased Employees do not constitute more than 20% of the recipient's non-highly compensated work force.

1.38     LIMITATION YEAR
         The term Limitation Year means the Plan Year.

1.39     MATCHING CONTRIBUTION
         The term Matching Contribution means an Employer contribution made to this or any other defined contribution plan on behalf of a Participant on account of Voluntary Employee Contributions made by such Participant, or on account of a Participant's Elective Deferral, under a Plan maintained by the Employer.

1.40     MATCHING CONTRIBUTION ACCOUNT
         The term Matching Contribution Account means the sub-account of a Participant's Account to which Matching Contributions are credited.

1.41     MATERNITY OR PATERNITY LEAVE
         The term Maternity or Paternity Leave means that an Employee is absent from work because of the Employee's pregnancy; because of the birth of the Employee's child; because of the placement of a child with the Employee in connection with the adoption of such child by the Employee; or because of the need to care for such child for a period beginning immediately following the child's birth or placement as set forth above.

1.42     NHCE
         The term NHCE means a Non-Highly Compensated Employee.

1.43     NON-ELECTIVE CONTRIBUTIONS
         The term Non-Elective Contribution means an Employer contribution other than a Matching Contribution or a QMAC that the Participant may not elect to receive in cash until such contributions are distributed from the Plan.

1.44     NON-ELECTIVE CONTRIBUTION ACCOUNT
         The term Non-Elective Contribution Account means the sub-account of a Participant's Account to which Non-Elective Contributions are credited.

1.45     NON-HIGHLY COMPENSATED EMPLOYEE
         The term Non-Highly Compensated Employee means any Employee who is not a Highly Compensated Employee.

1.46     NON-KEY EMPLOYEE
         The term Non-Key Employee means any Employee who is not a Key Employee.

1.47     NORMAL RETIREMENT AGE
         The term Normal Retirement Age means the date a Participant reaches Age 59 1/2. There is no mandatory retirement age.

1.48     NORMAL RETIREMENT DATE
         The term Normal Retirement Date means the date a Participant reaches Normal Retirement Age.

1.49     OWNER-EMPLOYEE
         The term Owner-Employee means (1) in the case of an Employer or Affiliated Employer which is an unincorporated trade or business, an individual who owns the entire interest in such Employer or Affiliated Employer; and (2) in the case of an Employer or Affiliated Employer which is a partnership, an individual who owns more than 10% of either the capital interest or the profit interest in such Employer or Affiliated Employer.

1.50     PARTICIPANT
         The term Participant means any Employee who has met the eligibility and participation requirements of the Plan. However, an individual who is no longer an Employee will not be deemed a Participant if his or her entire Plan benefit (a) is fully guaranteed by an insurance company and is legally enforceable at the sole choice of such individual against such insurance company, provided that a contract, Policy, or certificate describing the benefits to which such individual is entitled under the Plan has been issued to such individual; or (b) is paid in a lump sum distribution which represents such individual's entire interest in the Plan; or (c) is paid in some other form of distribution and the final payment thereunder has been made.

1.51     PARTICIPANT'S ACCOUNT
         The term Participant's Account means the account to which is credited a Participant's share of Employer contributions, Forfeitures (if any) that are allocated under Section 3.4, investment earnings or losses allocated under Section 3.3, and the proceeds of insurance Policies (if any) that are purchased on a Participant's life under Section 7.13. Each Participant's Account will be divided into the following Employer contribution sub-accounts for accounting purposes: the Elective Deferral Account, and if applicable, the Matching Contribution Account, the Qualified Matching Contribution Account, the Non-Elective Contribution Account, the Qualified Non-Elective Contribution Account, the Safe Harbor Contribution Account, and any other sub-accounts as the Administrator may determine necessary from time to time.

1.52     PERIOD OF SERVICE
         The term Period of Service means a period during which an Employee is employed by an Employer or an Affiliated Employer beginning on an Employee's Employment Commencement Date or Re-employment Commencement Date as defined in paragraph (b), and ending on the Severance from Service Date as defined in paragraph (d). For any provision of the Plan in which an Employee's service is determined by his or her Period of Service, a 1-Year Period of Service and all other Periods of Service will be determined in accordance with the following provisions:

         (a) CREDIT FOR AN HOUR OF SERVICE AS A PERIOD OF SERVICE: If an Employee performs an Hour of Service during a period which would otherwise be considered a Period of Severance as indicated in paragraph (c) below, the Plan must take into account such period and the Employee will receive credit for such as a Period of Service.

         (b) DEFINITION OF EMPLOYMENT COMMENCEMENT DATE: The term Employment Commencement Date means the first day an Employee performs an Hour of Service for an Employer or an Affiliated Employer; and the term Reemployment Commencement Date means the first day following a Period of Severance on which an Employee performs an Hour of Service for an Employer or an Affiliated Employer.

         (c) DEFINITION OF PERIOD OF SEVERANCE: The term Period of Severance means the period beginning on the Severance from Service Date and ending on the Reemployment Commencement Date. A Participant will incur a 1-Year Period of Severance if the Employee fails to perform an Hour of Service during a 12-consecutive month period following the earlier of either
                  (1) the Severance from Service Date on which an Employee retires, dies, quits or is discharged from employment by an Employer or an Affiliated Employer, or (2) the Severance from Service Date on which an Employee remains absent from service with an Employer or an Affiliated Employer (with or without pay) for any reason other than the Employee retiring, dying, quitting or being discharged from employment by an Employer or an Affiliated Employer, such as for vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. In the case of a Participant who is on Maternity or Paternity Leave, the 12-consecutive month period beginning on the first anniversary of the first day of such Maternity or Paternity Leave will not constitute a Period of Severance. If the Employee does perform an Hour of Service during the periods indicated in clauses (1) or (2) above, the Plan must take into account such period and the Employee will receive credit for such as a Period of Service.

         (d) DEFINITION OF SEVERANCE FROM SERVICE DATE: The term Severance from Service Date means the date on which an Employee retires, dies, quits or is discharged from employment by an Employer or an Affiliated Employer; or if earlier the first anniversary of the date on which an Employee remains absent from service with an Employer or an Affiliated Employer (with or without pay) for any reason other than the Employee retiring, dying, quitting or being discharged from employment by an Employer or an Affiliated Employer, such as for vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence.

         (e)      AGGREGATING PERIODS OF SERVICE AND FRACTIONAL PERIODS OF
                  SERVICE: A 1-Year Period of Service is a 12-consecutive month Period of Service. An Employee will receive credit for Periods of Service of less than 12 consecutive months, by aggregating, subject to the limitations below, all non-successive Periods of Service and all Periods of Service which are fractional years or which do not constitute a whole 1-Year Period of Service, whether or not consecutive. Fractional periods of a year are expressed in terms of days, on the basis that a day of service is credited if an Employee completes an Hour of Service during such day, and on the basis that 12 months of service (30 days being deemed to be a month in the case of the aggregation of fractional months) or 365 days of service equals a 1-Year Period of Service.

         (f) PRIOR SERVICE CREDIT: An Employee will not receive credit for Periods of Service with any other entity except as otherwise set forth herein with respect to the Employer, an Affiliated Employer, and any business that was an Adopting Employer.

         (g) REEMPLOYMENT BEFORE A 1-YEAR PERIOD OF SEVERANCE: If an Employee terminates employment but is re-employed by the Employer before a Period of Severance, his or her Periods of Service and employment will not be deemed to have been interrupted during such Plan Year and, if the Employee was a Participant (or otherwise satisfied the requirements for participation specified in Section 2.1 of the Plan), he or she will remain (or become) a Participant immediately upon his or her re-employment by the Employer. If an Employee was not a Participant in the Plan but otherwise satisfied the requirements for participation specified in the Plan, he or she will become a Participant on the later of the date the Employee would have entered the Plan had he or she not terminated employment with the Employer, or upon his Reemployment Commencement Date.

         (h) REEMPLOYMENT AFTER A 1-YEAR PERIOD OF SEVERANCE: If a former Employee terminates employment and is re-employed by an Employer or an Affiliated Employer after a 1-Year Period of Severance, Periods of Service completed prior to the 1-Year Period of Severance will be counted, subject to the following:

                  (1)      DETERMINATION OF PERIODS OF SERVICE FOR ELIGIBILITY:
                           For eligibility purposes, if such Employee did not have a Vested Interest in his or her Participant's Account before the 1-Year Period of Severance and the number of the Employee's consecutive 1-Year Periods of Severance equals or exceeds the greater of five or the aggregate number of 1-Year Periods of Service, Periods of Service completed prior to the 1-Year Period of Severance will not be counted. The aggregate number of 1-Year Periods of Service will not include any Period of Service previously disregarded hereunder by reason of prior 1-Year Periods of Severance. If such Employee's Periods of Service are disregarded under this paragraph, he or she will be treated as a new Employee for eligibility purposes.

                  (2) DETERMINATION OF PERIODS OF SERVICE FOR PURPOSES OTHER THAN ELIGIBILITY: For all purposes other than eligibility, if the Employee has incurred five consecutive 1-Year Periods of Severance, Periods of Service completed prior to such five consecutive 1-Year Periods of Severance will not be counted for such purposes if the Participant did not have a Vested Interest in his or her Participant's Account and the number of the Employee's consecutive 1-Year Periods of Severance equals or exceeds the aggregate number of 1-Year Periods of Service before such period.

                  (3) ENTRY OR REENTRY INTO THE PLAN: If such Employee was a Participant before the 1-Year Period of Severance, such Employee will be reinstated as a Participant upon his or her Reemployment Commencement Date. If the Employee was not a Participant before incurring the 1-Year Period of Severance but (A) had satisfied the eligibility requirements in Section 2.1, such Employee will enter the Plan as a Participant on the later of his or her Reemployment Commencement Date or the date the Employee would have entered the Plan had he or she not terminated employment with the Employer; or (B) had not satisfied the eligibility requirements set forth in Section 2.1, such Employee will be eligible to enter the Plan as a Participant after satisfaction of any such eligibility requirements, in which event the Employee will enter the Plan as a Participant on the applicable entry date set forth in Section 2.2. In all events, the Employee will receive credit for all Periods of Service which were completed prior to the 1-Year Period of Severance.

                  (4)      RE-ENTRY FOR PURPOSES OF MAKING DEFERRALS:
                           Notwithstanding the preceding subparagraph, such Employee, solely for the purpose of making Elective Deferrals, will re-enter the Plan immediately upon re-employment.

         (i) IGNORING SERVICE FOR ELIGIBILITY IF MORE THAN 1-YEAR PERIOD OF SERVICE IS REQUIRED: If this Plan at any time provides that an Employee must complete more than either a 1-Year Period of Service or 12 months of service for eligibility purposes, and provides that an Employee will have a 100% Vested Interest in his or her Participant's Account upon becoming a Participant in the Plan, then the Period of Service of an Employee who incurs a 1-Year Period of Severance before satisfying such eligibility requirement will not be counted for eligibility purposes.

1.53     PERIOD OF SEVERANCE
         See Section 1.52(c).

1.54     PERMISSIVE AGGREGATION GROUP
         The term Permissive Aggregation Group means a Required Aggregation Group plus any Employer plan(s) which when considered as a group with the Required Aggregation Group would continue to satisfy Code ss.401(a)(4) and ss.410.

1.55     PLAN
         The term Plan means this plan and trust agreement, which is named the Hot Topic, Inc. 401(k) Profit Sharing Plan.

1.56     PLAN YEAR
         The term Plan Year means the Plan's accounting year beginning January 1st and ending the following December 31st.

1.57     POLICY
         The term Policy means a life insurance policy or annuity contract purchased pursuant to the provisions of Section 7.13 of the Plan.

1.58     QMAC
         The term QMAC means a Qualified Matching Contribution.

1.59     QNEC
         The term QNEC means a Qualified Non-Elective Contribution.

1.60     QUALIFIED JOINT AND SURVIVOR ANNUITY
         The term Qualified Joint and Survivor Annuity means an immediate annuity for the life of the Participant with a survivor benefit for the life of the Participant's Spouse that is not less than 50% or more than 100% of the annuity payable during the joint lives of the Participant and his or her Spouse and is the benefit that can be purchased with the Participant's Vested Aggregate Account. The survivor benefit will be 50% unless a higher percentage is elected by the Participant.

1.61     QUALIFIED MATCHING CONTRIBUTION
         The term Qualified Matching Contribution means a Matching Contribution that (a) is used for the purpose of satisfying the ADP Test or the ACP Test; (b) a Participant may not elect to receive in cash until distributed from the Plan; and (c) is subject to the distribution and nonforfeitability requirements of Code ss.401(k) when made to the Plan.

1.62     QUALIFIED NON-ELECTIVE CONTRIBUTION
         The term Qualified Non-Elective Contribution means a contribution (other than a Matching Contribution or a Qualified Matching Contribution) that is made by the Employer that (a) is used for the purpose of satisfying the ADP Test or the ACP Test; (b) a Participant may not elect to receive in cash until distributed from the Plan; and
         (c) is subject to the distribution and nonforfeitability requirements of Code ss.401(k) when made to the Plan. Qualified Non-Elective Contributions may be considered in determining the Top Heavy Minimum Contribution under Section 3.5. For any Plan Year in which the Employer elects Current Year Testing under Sections 1.2 and/or 1.10, in lieu of distributing Excess Contributions under Section 5.20 or Excess Aggregate Contributions under Section 5.21, the Employer may make a Qualified Non-Elective Contribution on behalf of Participants in an amount sufficient to satisfy the ADP Test and/or the ACP Test, to the extent permitted in Sections 1.2 and 1.10.

1.63     QUALIFIED PRERETIREMENT SURVIVOR ANNUITY
         The term Qualified Preretirement Survivor Annuity means a survivor annuity for the life of a deceased Participant's surviving Spouse that is equal to the amount of benefit that can be purchased by 50% of the deceased Participant's Vested Aggregate Account balance determined at the date of death. In determining a Participant's Vested Aggregate Account balance for purposes of this Section, any security interest held by the Plan because of a loan outstanding to the Participant will be taken into consideration.

1.64     REQUIRED AGGREGATION GROUP
         The term Required Aggregation Group means (a) each qualified deferred compensation Plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (b) any other qualified deferred compensation plan of the Employer which enables a plan described in (a) to meet the requirements of Code ss.401(a)(4) or ss.410.

1.65     REQUIRED BEGINNING DATE
         The term Required Beginning Date means, for Plan Years beginning on or after January 1, 1997, for a Participant who is not a 5% owner, April 1st of the calendar year following the later of the calendar year in which the Participant reaches Age 70 1/2 or the calendar year in which the Participant actually retires. For a Participant who is a 5% owner, the term Required Beginning Date means April 1st of the calendar year following the calendar year in which the Participant reaches Age 70 1/2. A Participant will be treated as a 5% owner if he or she is a 5% owner as defined in Code ss.416 at any time during the Plan Year ending with or within the calendar year in which such Participant reaches Age 70 1/2. Once distributions have begun to a 5% owner, they must continue even if the Participant ceases to be a 5% owner in a subsequent year. Notwithstanding the foregoing to the contrary, however, a Participant may have a later Required Beginning Date determined as follows:

         (a)      ELIMINATION OF PRE-RETIREMENT AGE 70 1/2 DISTRIBUTION OPTION:
                  The pre-retirement Age 70 1/2 distribution option will only be eliminated for Employees who reach Age 70 1/2 in or after a calendar year that begins after the later of December 31, 1998, or the adoption date of this amended Plan. The pre-retirement Age 70 1/2 distribution option is an optional form of benefit under which benefits payable in a particular distribution form (including any modifications that may be elected after benefit commencement) begin at a time during the period that begins on or after January 1st of the calendar year in which an Employee reaches Age 70 1/2 and ends April 1 of the immediately following calendar year.

         (b) ELECTION TO DEFER: If the Administrator offered an election to defer distributions, a Participant who is not a 5% owner who reaches Age 70 1/2 in years after 1995 and who made the election by April 1st of the calendar year following the year in which he or she reached Age 70 1/2 (or by December 31, 1997 in the case of a Participant who reached Age 70 1/2 in 1996) may defer distribution until the calendar year following the calendar year in which his or her retirement occurs. If the Administrator does not offer such an election, or if the election is offered but not made, the Participant will begin receiving distributions by April 1st of the calendar year following the year in which he or she reaches age 70 1/2 (or by December 31, 1997 in the case of a Participant who reached Age 70 1/2 in 1996).

         (c) ELECTION TO SUSPEND: If the Administrator offered an election to suspend distributions, a Participant who is not a 5% owner who reaches Age 70 1/2 prior to 1997 and who made the election may stop distributions and recommence by April 1st of the calendar year following the year in which the Participant actually retires. In such an event, the Administrator may, on a uniform non-discriminatory basis, elect that a new Annuity Starting Date will begin upon the distribution recommencement date.

1.66     ROLLOVER ACCOUNT
         The term Rollover Account means the account to which a Participant's Rollover Contributions (if permitted under Section 3.7) are allocated. A Participant will at all times have a 100% Vested Interest in all amounts credited to his or her Rollover Account.

1.67     ROLLOVER CONTRIBUTION
         The term Rollover Contribution means an amount transferred to this Plan
         (a) in a trustee to trustee transfer from another qualified plan; (b) from another qualified plan as a distribution eligible for tax free rollover treatment and which is transferred by the Participant to this Plan within 60 days following his receipt thereof; (c) from a conduit individual retirement account if the only assets therein were previously distributed to the Participant by another qualified plan as a distribution eligible for a tax free rollover within 60 days of receipt thereof and earnings on the assets; or (d) from a conduit individual retirement account meeting the requirements of (a) and transferred to this Plan within 60 days of receipt thereof.. Any portion of a Rollover Contribution made under clause (a) as part of a trustee to trustee transfer which was subject at the time of the transfer to the Qualified Joint and Survivor Annuity and Qualified Pre-retirement Survivor Annuity requirements of Code ss.401(a)(11) must be distributed in accordance with Section 5.16.

1.68     SAFE HARBOR CONTRIBUTION ACCOUNT
         The term Safe Harbor Contribution Account means the sub-account of a Participant's Account to which is credited any Employer "safe harbor" contributions that are made to the Plan pursuant to the provisions of
         Section 3.6.

1.69     SELF-EMPLOYED INDIVIDUAL
         The term Self-Employed Individual means anyone who owns an interest (other than stock) in the Employer and has Earned Income for the Plan Year or who would have had Earned Income but for the fact the Employer had no net profits for the Plan Year.

1.70     SHAREHOLDER-EMPLOYEE
         The term Shareholder-Employee means, in the case of an Employer or Affiliated Employer which is an electing small business corporation, an individual who is an employee or officer of such electing small business corporation and owns, or is considered as owning within the meaning of Code ss.318(a)(1), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

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1.71     SPONSOR
         The term Sponsor means Hot Topic, Inc. (and any successor thereto that elects to assume sponsorship of this Plan).

1.72     SPOUSE
         The term Spouse means the person to whom a Participant is legally married; provided, however, that such person has been married to the Participant throughout the one year period ending on the earlier of the Annuity Starting Date or the date of the Participant's death.

1.73     TERMINATION OF EMPLOYMENT
         The term Termination of Employment means that a Participant has ceased to be an Employee for reasons other than retirement, death, or Disability.

1.74     TERMINATED PARTICIPANT
         The term Terminated Participant means a Participant who has ceased to be an Employee for reasons other than retirement, death or Disability.

1.75     TOP HEAVY
         The term Top Heavy means for any Plan Year beginning after December 31, 1983 (a) that the Top Heavy Ratio exceeds 60% and the Plan is not part of a Required Aggregation Group or Permissive Aggregation Group; or (b) that the Plan is a part of a Required Aggregation Group but not a Permissive Aggregation Group and the Top Heavy Ratio for the group exceeds 60%; or (c) that the Plan is a part of a Required Aggregation Group and a Permissive Aggregation Group and the Top Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

1.76     TOP HEAVY MINIMUM ALLOCATION
         The term Top Heavy Minimum Allocation means an amount of Employer contributions and Forfeitures equal to 3% of an Employee's Compensation (or such higher or lesser percentage of Compensation as may otherwise be indicated in Section 3.5).

1.77     TOP HEAVY RATIO
         In determining if this Plan is Top Heavy or Super Top Heavy, the Top Heavy Ratio will be determined in accordance with the following provisions:

         (a) RULE 1: If the Employer maintains one or more defined contribution plans (including any simplified employee pension plans) and has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date had accrued benefits, the Top Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date (including any part of any account balance distributed during the 5-year period ending on the Determination Date), and the denominator of which is the sum of the account balances (including any part of any account balance distributed during the 5-year period ending on the Determination Date) determined under Code ss.416 and the regulations thereunder. Both the numerator and the denominator of the Top Heavy Ratio will be increased to reflect any contribution that are not actually made as of the Determination Date but that are required to be taken into account under Code ss.416 and the regulations thereunder.

         (b) RULE 2: If the Employer maintains one or more defined contribution plans (including a simplified employee pension plan) and maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date has had any accrued benefits, the Top Heavy Ratio for any Required or Permissive Aggregation Group is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plans for all Key Employees determined in accordance with paragraph (a) above, and the present value of accrued benefits under the aggregated defined benefit plans for all Key Employees as of the Determination Date, and the denominator of which is the sum of the account balances under the aggregated defined contribution plans for all Participants, determined in accordance with paragraph (a), and the present value of accrued benefits under the aggregated defined benefit plans for all Participants as of the Determination Date, all determined under Code ss.416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top Heavy Ratio are increased for any distribution made in the 5-year period ending on the Determination Date.

         (c) RULE 3: For purposes of paragraphs (a) and (b), the value of account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code ss.416 and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The account balances and accrued benefits will be disregarded for a Participant who (1) is not a Key Employee but who was a Key Employee in a prior year or
                  (2) has not been credited with at least 1 Hour of Service with any Employer maintaining the Plan at any time during the 5-year period ending on the Determination Date. The calculation of the Top Heavy Ratio and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code ss.416 and the regulations thereunder. When aggregating plans, the value of accounts and accrued benefits will be calculated with reference to the Determination Date that falls within the same calendar year. The accrued benefit of a Participant other than a Key Employee will be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (2) effective as of the first Plan Year beginning after December 31, 1986, if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code ss.411(b)(1)(C). Deductible employee contributions will not be taken into account in determining the Top Heavy Ratio.

         (d) DEFINITION OF DETERMINATION DATE: In determining the Top Heavy Ratio, the term Determination Date means the last day of the preceding Plan Year except for the first Plan Year when the Determination Date means the last day of such first Plan Year.

1.78     TRUSTEE
         The term Trustee means the person(s) or entity named as trustee or trustees in this Plan, or in any superseding trust under Section 7.16, and any successor to such Trustee or Trustees.

1.79     TRUST FUND
         The term Trust Fund or Trust means the assets of the Plan.

1.80     VALUATION DATE
         Except as otherwise provided in paragraph (c) of the definition of Top Heavy Ratio, the term Valuation Date means the date on which the Trustee determines the value of the Trust Fund. The Trust Fund must be valued at least annually as of the last day of the Plan Year, but the Administrator can elect to have all or any portion of the assets of the Trust Fund valued more frequently, including, but not limited to, semi-annually, quarterly, monthly, or daily.

1.81     VESTED AGGREGATE ACCOUNT
         The term Vested Aggregate Account means the aggregate amount in a Participant's Account, Rollover Account (if any), Voluntary Employee Contribution Account (if any), and any other accounts as the Administrator may determine necessary from time to time, in which the Participant has a Vested Interest.

1.82     VESTED, VESTED INTEREST OR VESTING
         The terms Vested, Vested Interest, and Vesting mean a Participant's nonforfeitable percentage in an account maintained on his or her behalf under the terms of the Plan. A Participant's Vested Interest in his or her Participant's Account will be determined under the provisions of
         Section 4.6.

1.83     VOLUNTARY EMPLOYEE CONTRIBUTION
         The term Voluntary Employee Contribution means a non-deductible contribution made to the Plan by a Participant.

1.84     VOLUNTARY EMPLOYEE CONTRIBUTION ACCOUNT
         The term Voluntary Employee Contribution Account means the account to which a Participant's Voluntary Employee Contributions are allocated. A Participant will at all times have a 100% Vested Interest in all amounts credited to his or her Voluntary Employee Contribution Account.

                                    ARTICLE 2
                               PLAN PARTICIPATION

2.1      ELIGIBILITY REQUIREMENTS
         Any Employee who was a Participant on December 31, 2002 will be eligible to continue as a Participant. Any other Employee who was not already a Participant on December 31, 2002 and is in an eligible class of Employees as described in paragraphs (a), (b) and (c) below, and who for purposes of this Article 2 is hereafter referred to as an Eligible Employee, will become eligible to enter the Plan as a Participant on the applicable entry date described in Section 2.2 in accordance with the following provisions:

         (a) ELIGIBILITY FOR ELECTIVE DEFERRALS: The eligibility requirements for the purpose of making Elective Deferrals to the Plan are as follows:

                  (1) GENERAL ELIGIBILITY REQUIREMENTS: For the purpose of making Elective Deferrals only, an Eligible Employee described in subparagraph (2) will enter the Plan as a Participant on the applicable entry date in Section
                           2.2 upon reaching Age 21 and completing a 1-Year Period of Service.

                  (2) ELIGIBLE CLASSES OF EMPLOYEES: For the purpose of making Elective Deferrals, all Employees are eligible to participate in the Plan upon satisfying the eligibility requirements in subparagraph (1) except for the following ineligible classes of Employees:
                           (1) Employees whose employment is governed by the terms of a collective bargaining agreement between Employee representatives and the Employer in which retirement benefits were the subject of good faith bargaining, unless such agreement expressly provides for the inclusion of such Employees as Participants in the Plan; (2) Employees who are non-resident aliens who do not receive any earned income from the Employer which constitutes income from sources within the United States; and (3) Any person who is considered a Leased Employee but who (A) is not covered by a plan described in Code ss.414(n)(5), or
                           (B) is covered by a plan described in Code ss.414(n)(5) but Leased Employees constitute more than 20% of the Employer's non-highly compensated workforce.

         (b) ELIGIBILITY FOR MATCHING CONTRIBUTIONS: Matching Contributions are not currently permitted under the terms of the Plan.

         (c) ELIGIBILITY FOR NON-ELECTIVE CONTRIBUTIONS: Non-Elective Contributions are not currently permitted under the terms of the Plan.

         (d) PARTICIPATION BY EMPLOYEES WHOSE STATUS CHANGES: If an Employee who is not an Eligible Employee under paragraphs (a),
                  (b) or (c) above becomes an Eligible Employee thereunder, such Employee will participate in the Plan immediately solely for the purpose set forth therein if he or she satisfies the eligibility requirements set forth in such paragraph and would have previously become a Participant for the purpose set forth in such paragraph had he or she been an Eligible Employee under such paragraph. The participation of a Participant who becomes a member of an ineligible class will be suspended, and such Participant will be entitled to an allocation of Employer contributions and Forfeitures for the Plan Year only to the extent of Hours of Service completed while an Eligible Employee. Upon returning to an eligible class of Employees, a suspended Participant will immediately participate again in the Plan. The Vested Interest of an Employee who ceases to be an Eligible Employee will continue to increase in accordance with Section 4.6.

         (e) PARTICIPATION BY FORMER PARTICIPANTS: A Participant who terminates employment with the Employer for any reason but who is reemployed as an Eligible Employee will again become a Participant in the Plan as provided in the definition of Period of Service.

2.2      ENTRY DATE
         An Eligible Employee who has satisfied the eligibility requirements set forth in Section 2.1 will enter the Plan as a Participant in accordance with the following provisions:

         (a) ENTRY DATE FOR ELECTIVE DEFERRALS: In order to make Elective Deferrals, an Eligible Employee described in Section 2.1(a)(2) who satisfies the eligibility requirements in Section 2.1(a)(1) will enter the Plan as a Participant on the first day of the month that coincides with or next follows the date on which the Employee first satisfies such eligibility requirements.

         (b) ENTRY DATE FOR MATCHING CONTRIBUTIONS: Matching Contributions are not currently permitted under the terms of this Plan

         (c) ENTRY DATE FOR NON-ELECTIVE CONTRIBUTIONS: Non-Elective Contributions are not currently permitted under the terms of this Plan

2.3      WAIVER OF PARTICIPATION
         Employees who have satisfied the eligibility requirements set forth in
         Section 2.1 are not permitted to waive participation in the Plan.

2.4      PARTICIPATION UPON REEMPLOYMENT
         If an Employee terminates employment and is re-employed by the Employer or an Affiliated Employer, his or her Period of Service for purposes of eligibility (as well as the time such Employee enters or re-enters the Plan as a Participant) will be determined in accordance with the rules described in the definition of Period of Service.

2.5      EXCLUSION OF ELIGIBLE EMPLOYEE
         If any Employee who should have been included as a Participant is erroneously excluded from the Plan in any Plan Year and discovery of such omission is not made until after a contribution for that Plan Year has been allocated, the Employer will correct the omission so that the omitted Employee receives the same amount which the Employee would have received had he or she not been omitted. Such omission can be corrected by one or more of the following methods: (a) by making an additional contribution to the Plan on behalf of the omitted Employee; (b) by allocating any available Forfeitures on behalf of the omitted Employee; and/or (c) by any other method of correction permitted under Revenue Procedure 2000-16 or any subsequent Revenue Procedure or guidance issued by the Internal Revenue Service.

2.6      INCLUSION OF INELIGIBLE EMPLOYEE
         If any person who should not have been included as a Participant is erroneously included in any Plan Year and discovery of that incorrect inclusion is not made until after a contribution for that Plan Year has been allocated, and such ineligible Employee has not received a distribution of the amount erroneously allocated to him or her, then the amount erroneously contributed with respect to the ineligible Employee cannot be refunded to the Employer and will be applied as a Forfeiture (other than Elective Deferrals, which will be distributed to the ineligible Employee) for the Plan Year in which the error is discovered.

                                   ARTICLE 3
                          CONTRIBUTIONS AND ALLOCATIONS

3.1      EMPLOYER CONTRIBUTIONS
         Each Plan Year the Employer will make a contribution to the Plan, the amount of which will be determined in accordance with the following provisions:

         (a) ELECTIVE DEFERRALS: Each Participant may enter into a Salary Deferral Agreement authorizing the Employer to withhold a percentage of the Participant's Compensation as an Elective Deferral. The amount of each Participant's Elective Deferral for any Plan Year will be determined in accordance with the following provisions, subject to any limitations thereon that may be imposed by the Administrator:

                  (1) DEFERRAL PERCENTAGE: For each contribution period, a Participant may elect that up to the maximum amount of Compensation that will not cause the Plan to violate the ADP Test for the Plan Year be withheld as an Elective Deferral. Elective Deferrals may be made in whole percentages of Compensation or in specific dollar amounts as designated by the Participant. The Administrator will have the right to direct that such percentages of Compensation be rounded to the next highest or lowest dollar. Furthermore, on a uniform nondiscriminatory basis, the Administrator may permit a Participant to identify separate components of the Participant's Compensation (such as base salary, bonuses, etc.) and to specify that a different percentage (or dollar amount) apply to each such component.

                  (2) ANNUAL DOLLAR LIMITATION: The actual dollar amount withheld during the course of a Plan Year under subparagraph (1) cannot exceed the lesser of (A) the maximum dollar amount permitted for that Plan Year under Code ss.402(g)(5), or (B) the maximum amount permitted for that Plan Year under subparagraph (1).

                  (3)      DEFERRAL ELECTION WITH RESPECT TO BONUSES AND
                           SEVERANCE: On a uniform nondiscriminatory basis, and subject to the limits set forth in subparagraph (2) above, the Administrator may permit a Participant to make an election to defer up to 100% of (A) Compensation received as a bonus that is paid after the end of the Plan Year for which the bonus is payable, but which is not paid more than two and one-half months after the last day of the Plan Year; and (B) Compensation received as severance pay provided such Compensation is received in a single lump sum payment. Severance pay that is received in the form of installment payments is not eligible for Elective Deferrals under this Plan.

                  (4) SALARY REDUCTION AGREEMENT: In accordance with such procedures as may be specified by the Administrator, each Participant will complete a Salary Deferral Agreement on a form made available by, and filed with, the Administrator. A Participant may, in accordance with those procedures, (A) amend the agreement to increase or decrease the percentage being withheld; and (B) suspend or cancel the agreement. If a Participant cancels or suspends the agreement, the Participant will not be permitted to put a new agreement into effect until such time as set forth in the procedures established by the Administrator. If necessary to insure that the Plan satisfies the ADP Test, the Administrator may also amend or terminate a Participant's agreement on written notice to the Participant.

                  (5)      PARTICIPANT ELECTION TO DEFER UP TO 100% OF
                           COMPENSATION: On a uniform nondiscriminatory basis, the Administrator may permit a Participant whose Salary Deferral Agreement has not authorized the Employer to withhold at the maximum rate permitted under subparagraph (1) to increase the total amount withheld for a Plan Year to the maximum rate permitted under subparagraph (1), in which event the Participant may authorize the Employer to withhold a supplemental amount up to 100% of his or her eligible Compensation for one or more pay periods. In no event can the sum of the amount withheld under the Salary Deferral Agreement plus the supplemental withholding exceed the lesser of (A) the maximum amount permitted under subparagraph (1) above; or (B) the maximum dollar amount permitted for that Plan Year under Code ss.402(g)(5); or (C) 25% of the Participant's Code ss.415 Compensation for that Plan Year.

                  (6) ELECTIVE DEFERRALS MUST SATISFY ADP TEST: All Elective Deferrals made for a Plan Year must satisfy the ADP Test. Elective Deferrals that exceed the Code ss.402(g)(5) dollar limitation will be deemed Excess Elective Deferrals and will be returned under Section
                           5.19. Elective Deferrals that do not satisfy the ADP Test will be deemed Excess Contributions and will be returned under Section 5.20.

                  (7) PAYROLL DEDUCTION AUTHORIZATION: An Elective Deferral will constitute a payroll deduction authorization for purposes of applicable state law.

         (b) MATCHING CONTRIBUTIONS: Matching Contributions are not currently permitted.

         (c) NON-ELECTIVE CONTRIBUTIONS: Non-Elective Contributions are not currently permitted.

         (d) QUALIFIED MATCHING CONTRIBUTIONS: The Employer may make a Qualified Matching Contribution each Plan Year in such amount as the Employer, in its sole discretion, may determine. The Employer may also elect to treat all or any portion of a Matching Contribution as a Qualified Matching Contribution.

         (e) QUALIFIED NON-ELECTIVE CONTRIBUTIONS: The Employer may elect to make a Qualified Non-Elective Contribution each Plan Year in such amount as the Employer determines. The Employer may also elect to treat as a Qualified Non-Elective Contribution all or any portion of a Non-Elective Contribution not yet allocated under Section 3.2(c).

         (f) CONTRIBUTION PERIOD: Each Plan Year, any contribution that is made under the terms of the Plan may, at the election of the Administrator, be contributed to the Plan each payroll period; each month; each Plan quarter; on an annual basis; or on any other less than annual contribution period basis as determined by the Employer, provided such contribution period does not discriminate in favor of Highly Compensated Employees. The Employer may elect a different contribution period for each type of contribution.

         (g) CONTRIBUTION LIMITATIONS: Notwithstanding paragraphs (a), (b) and (c), (1) the sum of all Employer contributions will not exceed the maximum amount deductible under Code ss.404 and will not exceed the limitations set forth in Code ss.415; and
                  (2) for Plan Years beginning on or after January 1, 1997, if this Plan provides contributions or benefits for Employees some or all of whom are Owner-Employees, such contributions or benefits can only be provided with respect to the Earned Income of such Owner-Employee which is derived from the trade or business with respect to which the Plan is established.

         (h) REFUND OF CONTRIBUTIONS: Contributions made to the Plan by the Employer can only be returned to the Employer in accordance with the following provisions:

                  (1) FAILURE TO INITIALLY QUALIFY: If the Plan fails to initially satisfy the requirements of Code ss.401(a) and the Employer declines to amend the Plan to satisfy such requirements, contributions made prior to the date such qualification is denied must be returned to the Employer within 1 year of the date of such denial, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's tax return for the taxable year in which the Plan is adopted, or by such later date as the Secretary of the Treasury may prescribe.

                  (2) CONTRIBUTIONS MADE UNDER A MISTAKE OF FACT: If a contribution is attributable in whole or in part to a good faith mistake of fact, including a good faith mistake in determining the deductibility of the contribution under Code ss.404, then an amount may be returned to the Employer which is equal to the excess of the amount contributed over the amount which would have been contributed had the mistake not occurred. Earnings attributable to any such excess contribution will not be returned, but losses attributable to the excess contribution will reduce the amount so returned. Such amount will be returned within one year of the date the contribution was made or the deduction disallowed, as the case may be.

                  (3) NONDEDUCTIBLE CONTRIBUTIONS: Except to the extent an Employer may intentionally make a nondeductible contribution, for example to correct an administrative error or restore a Forfeiture, any contribution by the Employer is conditioned on its deductibility and will otherwise be returned to the Employer.

         (i) FORM OF CONTRIBUTION: The Employer's contribution (if any) may consist of (1) cash; (2) qualifying employer securities or qualifying employer real property as defined in ss.407(d) of ERISA, provided the acquisition of such qualifying employer securities or qualifying real property securities satisfies the requirements of ss.408(e) of ERISA; or (3) any other property that is permitted under Code ss.4975 and is acceptable to the Trustee.

3.2      ALLOCATION OF EMPLOYER CONTRIBUTIONS
         Subject to the Top Heavy allocation requirements under Section 3.5 and the Code ss.415 limitations of Article 6, each Eligible Participant's share of the various types of Employer contributions made under the Plan will be allocated to his or her Participant's Account in accordance with the following provisions:

         (a) ELECTIVE DEFERRALS: Each Participant's Elective Deferrals contributed under Section 3.1(a) will be allocated to the Participant's Elective Deferral Account.

         (b) MATCHING CONTRIBUTIONS: Matching Contributions are not currently permitted.

         (c) NON-ELECTIVE CONTRIBUTIONS: Non-Elective Contributions are not currently permitted.

         (d) QUALIFIED MATCHING CONTRIBUTIONS: Qualified Matching Contributions contributed under Section 3.1(d) and any Matching Contributions permitted and contributed under Section 3.1(b) that are treated as QMACs will be allocated in accordance with the following provisions to the Qualified Matching Contribution Account of each Participant for whom a Qualified Matching Contribution is made for the Plan Year:

                  (1) PARTICIPANTS ELIGIBLE FOR ALLOCATION: Qualified Matching Contributions will be allocated on behalf of each Eligible Participant who for the Plan Year is a Non-Highly Compensated Employee who made an Elective Deferral for the Plan Year and is considered an Eligible Participant for the purpose of receiving a

                           Matching Contribution allocation, or if eligibility for Matching Contributions is more restrictive than for Elective Deferrals, is considered an Eligible Participant only for the purpose of making Elective Deferrals.

                  (2) PERMISSIBLE METHODS OF ALLOCATION: Any allocation of Qualified Matching Contributions to an Eligible Participant who is described in subparagraph (1) above will be made using one of the methods described in subparagraphs (2)(A) through (F) below. However, the actual method used for a particular Plan Year will be the method set forth in subparagraph (3) below.

                           (A) PRO-RATA METHOD: The allocation will be made in the ratio that the Elective Deferral of each such Eligible Participant bears to the total Elective Deferrals of all such Eligible Participants, except that any Elective Deferrals that are not used to determine the basic Matching Contribution allocated to a Participant under Section 3.1(b) or Section 3.2(b) will not be counted.

                           (B)      PRO-RATA METHOD USING BOTTOM-UP BASED ON
                                    COMPENSATION: The allocation will be made beginning with a group of one or more of such Eligible Participants and who have the lowest Compensation for the Plan Year and continuing with the next one or more such Eligible Participants who have the next lowest Compensation until no further allocations are required to pass the ADP or ACP Tests. The amount so allocated for the Plan Year to any such Eligible Participant will be in the ratio that such Eligible Participant's Elective Deferral bears to the total Elective Deferrals of all such Eligible Participants, except that any Elective Deferrals not used to determine basic Matching Contributions allocated to a Participant under Section 3.1(b) or 3.2(b) will not be counted.

                           (C) PRO-RATA METHOD USING BOTTOM-UP BASED ON ELECTIVE DEFERRALS: The allocation will be made beginning with a group of one or more of such Eligible Participants for the Plan Year and who have the lowest Elective Deferral amount for the Plan Year and continuing with the next one or more Eligible Participants who have the next lowest Elective Deferral amount until no further allocations are required for the Plan to pass the ADP or ACP Tests. The amount so allocated for the Plan Year to any such Eligible Participant will be in the ratio that such Eligible Participant's Elective Deferral bears to the total Elective Deferrals of all such Eligible Participants, except that any Elective Deferrals not used to determine the basic Matching Contributions allocated to a Participant under Section 3.1(b) or 3.2(b) will not be counted.

                           (D) PER CAPITA METHOD: The amount that is allocated for the Plan Year to any such Eligible Participant for the Plan Year will be on a per capita (equal dollar amount) basis to each such Eligible Participant.

                           (E)      PER CAPITA METHOD USING BOTTOM-UP BASED ON
                                    COMPENSATION: The allocation will be made beginning with a group of one or more of such Eligible Participants who have the lowest Compensation for the Plan Year and continuing with the next one or more such Eligible Participants who have the next lowest Compensation until no further allocations are required for the Plan to pass the ADP or ACP Tests. The amount so allocated for the Plan Year to any such Eligible Participant will be on a per capita (equal dollar amount) basis to each such Eligible Participant.

                           (F) PER CAPITA METHOD USING BOTTOM-UP BASED ON ELECTIVE DEFERRALS: The allocation will be made beginning with a group of one or more of such Eligible Participants who have the lowest Elective Deferral amount for the Plan Year and continuing with the next one or more such Eligible Participants who have the next lowest Elective Deferral amount until no further allocations are required for the Plan to pass the ADP or ACP Tests. The amount so allocated for the Plan Year to any such Eligible Participant will be on a per capita (equal dollar) basis to each such Eligible Participant.

                  (3) ACTUAL METHOD OF QMAC ALLOCATION: Until this subparagraph (3) is amended by the Employer to specify a different method of allocation, QMACs will be allocated using the method described in subparagraph (2)(A) above.

                  (4) PERMISSIBLE DISAGGREGATION: Permissible disaggregation under Code ss.410(b)(4) or ss.401(k)(3)(F) will be used for the ADP and/or ACP Test for the Plan Year to further limit the number of Eligible Participants who receive such allocation to those Participants (i) who also satisfy the maximum minimum age and service requirements of Code ss.410(a)(1)(A) for the purpose of making Elective Deferrals or eligibility to share in Matching Contributions, or (ii) to those Participants who do not satisfy the maximum minimum age and service requirements of Code ss.410(a)(1)(A) for the purpose of making Elective Deferrals or eligibility to share in Matching Contributions; and if permissible disaggregation under Code ss.410(b)(4) is used for the ADP and/or ACP Tests for the Plan Year, the Employer will separately determine the amount to be allocated hereunder with respect to such Eligible Participants in clauses (i) and (ii).

                  (5) ALLOCATION TO HCES: If the Employer makes an additional Qualified Matching Contribution after no further allocation of QMACs is required for the Plan to pass the ADP and/or ACP Tests, any such contribution will be allocated in the same manner described in subparagraph (3) above (provided however that the ADP and/or ACP Tests continue to be satisfied) to all such Eligible Participants who for the Plan Year are HCEs (or to all such Eligible Participants who are HCEs or NHCEs) who made an Elective Deferral and are considered Eligible Participants for the purpose of receiving a Matching Contribution allocation.

         (e) QUALIFIED NON-ELECTIVE CONTRIBUTIONS: Qualified Non-Elective Contributions contributed under Section 3.1(e) and Non-Elective Contributions contributed under Section 3.1(c) that are treated as QNECS will be allocated to the Qualified Non-Elective Contribution Account of an Eligible Participant in accordance with the following:

                  (1) PARTICIPANTS ELIGIBLE FOR ALLOCATION: Subject to subparagraphs (2) and (3) below, Qualified Non-Elective Contributions will be allocated on behalf of each Eligible Participant who for the Plan Year is a Non-Highly Compensated Employee and is considered an Eligible Participant for the purpose of receiving a Non-Elective Contribution allocation for the Plan Year, or if Non-Elective Contributions are not permitted or if eligibility for Non-Elective Contributions is more restrictive than for Elective Deferrals, is considered an Eligible Participant only for the purpose of making Elective Deferrals.

                  (2) PERMISSIBLE METHODS OF ALLOCATION: Any allocation of Qualified Non-Elective Contributions under this Section to an Eligible Participant who is described in subparagraph (1) above will be made using one of the methods described in subparagraphs (2)(A) through
                           (D) below. However, the actual method used for a particular Plan Year will be the method set forth in subparagraph (3) below.

                           (A) PRO-RATA METHOD: The amount that is so allocated for any such Eligible Participant will be in the ratio that his or her Compensation bears to the total Compensation of all such Eligible Participants.

                           (B)      PRO-RATA METHOD USING BOTTOM-UP BASED ON
                                    COMPENSATION: The allocation will be made beginning with a group of one or more of such Eligible Participants who have the lowest Compensation for the Plan Year and continuing with the next one or more such Eligible Participants who have the next lowest Compensation until no further allocations are required to pass the ADP or ACP Tests. The amount that is so allocated for the Plan Year to any such Eligible Participant will be in the ratio that the Compensation of each such Eligible Participant bears to the total Compensation of all such Eligible Participants.

                           (C) PER CAPITA METHOD: The amount that is so allocated for the Plan Year to any such Eligible Participant will be on a per capita (equal dollar amount) basis to each Eligible Participant.

                           (D)      PER CAPITA METHOD USING BOTTOM-UP BASED ON
                                    COMPENSATION: The allocation will be made beginning with a group of one or more of such Eligible Participants who have the lowest Compensation for the Plan Year and continuing with the next one or more Eligible Participants who have the next lowest Compensation until no further allocations are required for the Plan to pass the ADP or ACP Tests. The amount so allocated for the Plan Year to any such Eligible Participant will be on a per capita (equal dollar amount) basis to each such Eligible Participant.

         (3) ACTUAL METHOD OF QNEC ALLOCATION: Until this subparagraph (3) is amended by the Employer to specify a different method of allocation, QNECs will be allocated using the method described in subparagraph (2)(A) above.

         (4) PERMISSIBLE DISAGGREGATION: Permissable disaggregation under Code ss.410(b)(4) or ss.401(k)(3)(F) will be used for the ADP and/or ACP Test for the Plan Year to further limit the number of Eligible Participants who receive such allocation to those Participants (i) who also satisfy the maximum minimum age and service requirements of Code ss.410(a)(1)(A) for the purpose of making Elective Deferrals or eligibility to share in Matching Contributions, or (ii) to those Participants who do not satisfy the maximum minimum age and service requirements of Code ss.410(a)(1)(A) for the purpose of making Elective Deferrals or eligibility to share in Matching Contributions; and if permissable disaggregation under Code ss.410(b)(4) is used for the ADP and/or ACP Tests for the Plan Year, the Employer will separately determine the amount to be allocated hereunder with respect to such Eligible Participants in clauses (i) and (ii).

         (5) ALLOCATION TO HCES: If the Employer makes an additional Qualified Non-Elective Contribution after no further allocation of QNECs is required for the Plan to pass the ADP and/or ACP Tests, any such contribution will be allocated in the same manner described in subparagraph (3) (provided however that the ADP and/or ACP Tests continue to be satisfied) to all such Eligible Participants who for the Plan Year are HCEs (or to all such Eligible Participants who are HCEs or NHCEs) and are considered Eligible Participants for the purpose of receiving a Non-Elective Contribution allocation for the Plan Year.

3.3      ALLOCATION OF EARNINGS AND LOSSES
         As of each Valuation Date, accounts which have not been distributed since the prior Valuation Date will have the net income of the Trust Fund earned since the prior Valuation Date allocated in accordance with such rules and procedures as may be established by the Administrator, and applied in a uniform and nondiscriminatory manner; or accounts will be valued and adjusted as hereinafter set forth in this Section. Net income is the net of any interest, dividends, unrealized appreciation and depreciation, capital gains and losses, and investment expenses of the Trust Fund determined on each Valuation Date.

         (a) NON-SEGREGATED ELECTIVE DEFERRAL ACCOUNTS: Elective Deferral Accounts which have not been segregated from the general Trust Fund for investment will have net income allocated thereto in the ratio that the value of each such non-segregated account bears to the total value of all such non-segregated accounts on the Valuation Date. For purposes of this paragraph, the value of each such account on the Valuation Date will be determined on a time-weighted basis as determined by the Administrator.

         (b) NON-SEGREGATED MATCHING CONTRIBUTION ACCOUNTS: Matching Contributions are not currently permitted under the terms of this Plan.

         (c)      NON-SEGREGATED NON-ELECTIVE CONTRIBUTION ACCOUNTS:
                  Non-Elective Contributions are not currently permitted under the terms of this Plan.

         (d) FORFEITURE ACCOUNT: The Forfeiture Account will share in the allocation of the Plan's earnings and losses under this Section.

         (e) SEGREGATED ACCOUNTS AND POLICY DIVIDENDS: Any accounts which have been segregated for investment purposes, including any Directed Investment Accounts that may be established in accordance with Section 7.15 and any other accounts (including Directed Investment Accounts) which are valued on a daily basis, will only have the net income earned thereon allocated thereto. Any insurance Policy dividends or credits will be allocated to the Participant's Account for whose benefit the Policy is held.

3.4      ALLOCATION OF FORFEITURES
         The Administrator may elect each Plan Year to first use all or any portion of the Forfeiture Account to pay administration costs of the Plan, and/or to restore previously forfeited Account balances as provided under Section 5.7 or Section 5.13. Subject to the Top Heavy allocation requirements under Section 3.5 and the Code ss.415 limitations of Article 6, any remaining Forfeitures will be used by the Administrator in the following manner:

         (a) FORFEITURES OF MATCHING CONTRIBUTIONS: Matching Contributions are not currently permitted under the terms of the Plan.

         (b) FORFEITURES OF NON-ELECTIVE CONTRIBUTIONS: Non-Elective Contributions are not currently permitted under the terms of the Plan.

         (c) EXCESS AGGREGATE CONTRIBUTIONS: The Administrator may elect that all of any portion of the Forfeitures which are attributable to Excess Aggregate Contributions will (1) be allocated (after all other Forfeitures) to the Matching Contribution Account of each Participant who is a Non-Highly Compensated Employee who made Elective Deferrals or Employee contributions. The allocation will be made in the ratio which each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for such Plan Year; and/or (2) be applied to reduce Employer contributions for the Plan Year in which the excess arose to the extent it exceeds Employer contributions or the Employer has already contributed for such Plan Year.

3.5      TOP HEAVY MINIMUM ALLOCATION
         In any Top Heavy Plan Year in which a Key Employee receives an allocation of Employer contributions or Forfeitures, each Employee who is described in paragraph (a) below will receive the Top Heavy benefit required under the provisions of Code ss.416, such benefit to be determined in accordance with the following provisions:

         (a)      PARTICIPANTS WHO MUST RECEIVE TOP HEAVY MINIMUM ALLOCATION:
                  For each Plan Year in which a Top Heavy contribution is required, the Top Heavy Minimum Allocation (or such lesser amount as may be permitted under paragraph (b) below) will be made for each Participant who is a Non-Key Employee employed by an Employer on the last day of the Plan Year in an eligible class of Employees as described in Section 2.1, even if such Participant (1) fails to complete any minimum Hours of Service or Period of Service required to receive an allocation of Employer contributions or Forfeitures for the Plan Year; (2) fails to make elective contributions to the Plan in the case of a cash or deferred arrangement; (3) receives Compensation that is less than a stated amount; or (4) declines to make a mandatory Employee contribution to the Plan.

         (b) LESSER ALLOCATION ALLOWED: If the amount of Employer contributions and Forfeitures allocated to the Participant's Account of each Key Employee for the Plan Year is less than 3% of his or her Compensation, and if this Plan is not required to be included in an Aggregation Group to enable a defined benefit plan to meet the requirements of Code ss.401(a)(4) or ss.410, then the amount allocated under this Section for each Participant who is described in paragraph (a) above will be equal to the largest percentage of Employer contributions and Forfeitures allocated to the Participant's Account of a Key Employee for that Plan Year, determined after taking into account elective contributions made by a Key Employee to a cash or deferred arrangement maintained by the Employer.

         (c) PARTICIPATION IN MULTIPLE DEFINED CONTRIBUTION PLANS: If a Participant described in paragraph (a) above participates in this Plan and in one or more defined contribution plans that are included with this Plan in a Required Aggregation Group, and if the allocation of Employer contributions and Forfeitures in this Plan or any other such defined contribution plan is insufficient to satisfy the Top Heavy requirement with respect to such Participant, such requirement will nevertheless be deemed to be satisfied if the aggregate allocation of Employer contributions and Forfeitures made under this Plan and all other such plans on behalf of such Participant is sufficient to satisfy the Top Heavy requirement. If not, the Employer will make an additional contribution to this Plan and/or to one or more such plans on behalf of the Participant in order that the aggregate allocation of Employer contributions and Forfeitures to this Plan and all such plans satisfies the Top Heavy requirements with respect to such Participant.

         (d)      PARTICIPATION IN DEFINED BENEFIT PLAN AND DEFINED CONTRIBUTION
                  PLAN: Any Participant described in paragraph (a) above who participates in this Plan and in a defined benefit plan which is included with this Plan in a Required Aggregation Group will, in lieu of the allocation provided under paragraph (a) above, receive an allocation under this Plan (or any other defined contribution plan sponsored by the Employer) which is equal to 5% of Compensation. However, in any Top Heavy Limitation Year beginning before January 1, 2000 in which the Employer wishes to avail itself of the adjustment described in
                  Section 6.5(f), (1) the 5% allocation described herein will be increased to 7.5%; and (2) the allocation under paragraph (a) above for each Non-Key Employee described therein who is a Participant only in this Plan will be increased from 3% to 4% of Compensation. Notwithstanding the foregoing to the contrary however, the Administrator may determine, in a uniform non-discriminatory manner which is intended to satisfy the requirements of Code ss.416(f) regarding the preclusion of required duplication and inappropriate omission of Top Heavy minimum benefits or contributions, that such Non-Key Employee will receive the minimum Top Heavy benefit required under Code ss.416 under the defined benefit plan in lieu of any such benefit under the terms of this Plan.

         (e)      CONTRIBUTIONS THAT CAN BE USED TO SATISFY TOP HEAVY MINIMUM:
                  The following contributions will be taken into account in determining if the Employer has contributed an amount necessary to satisfy the requirements of this Section:
                  Non-Elective Contributions; Qualified Non-Elective Contributions; Safe Harbor Non-Elective Contributions under Section ; and any other contributions as may be permitted by law. However, Elective Deferrals cannot be used to satisfy the Top Heavy requirements.

3.6      SAFE HARBOR CONTRIBUTIONS
         For Plan Years beginning on or after January 1, 1999, this Section will apply for any such Plan Year in which the Sponsor, by the Sponsor's written resolution and issuance of a Safe Harbor Notice (as described in paragraph (d) below), elects to administer the Plan pursuant to the "safe harbor" provisions of Code ss.401(k)(12) (pertaining to alternative methods of satisfying the ADP Test) and/or Code ss.401(m)(11) (pertaining to additional alternative methods of satisfying the ACP Test). The Sponsor's written resolution must specify the Plan Year for which the safe harbor is elected, the method by which the safe harbor is to be satisfied, and whether "safe harbor" contributions will be made to HCEs as well as NHCEs. The Sponsor's written resolution will be deemed to be an amendment to this Plan if made in accordance with Notice 98-52, Notice 2000-3 and any subsequent guidance issued by the Internal Revenue Service.

         (a) DEFINITIONS: For any Plan Year in which the Sponsor elects to administer the Plan in accordance with this Section, the following definitions will apply:

                  (1) ACP TEST SAFE HARBOR MATCHING CONTRIBUTION: The term ACP Test Safe Harbor Matching Contribution means a Matching Contribution described in paragraph (c) below.

                  (2) ADP TEST SAFE HARBOR CONTRIBUTION: The term ADP Test Safe Harbor Contribution means a "Basic Matching Contribution" as described in paragraph (b)(1); an "Enhanced Matching Contribution" as described in paragraph (b)(2); and a Non-Elective Contribution as described in paragraph (b)(3).

                  (3)      COMPENSATION: The term Compensation is defined in
                           Section 1.16, except that for purposes of this
                           Section: (1) no dollar limitation other than the Code ss.401(a)(17) limitation will apply under this paragraph to Non-Highly Compensated Employees; and

                           (2) Compensation may, at the discretion of the Administrator, be excluded (i) for any period during which an Employee was not a Participant in the Plan; and (ii) for any period during which a cash or deferred election was not in effect under the terms of the Plan. However, solely for purposes of determining Compensation subject to a Participant's deferral election, the Employer may use an alternative definition to the one described in the preceding sentence, provided such alternative definition is a reasonable definition within the meaning of regulation ss.1.414(s)-1(d)(2) and permits each Participant to make sufficient Elective Deferrals to receive the maximum amount of Matching Contributions (determined using the definition of Compensation described in the preceding sentence) available under the Plan.

                  (4) MATCHING CONTRIBUTION: The term Matching Contribution means a contribution made by the Employer because of a Safe Harbor Participant's Elective Deferrals.

                  (5) SAFE HARBOR PARTICIPANT: The term Safe Harbor Participant means each Participant who (i) is a Non-Highly Compensated Employee (and if the Employer elects, one or more Highly Compensated Employees) for the Plan Year; and (ii) was eligible to make an Elective Deferral at any time during the Plan Year or who would have been eligible to make Elective Deferrals but for a suspension due to a hardship distribution or a statutory limitation (such as Code ss.402(g) and ss.415). However, for Plan Years beginning on or after January 1, 1999, a Safe Harbor Participant will only include those Participants described in the preceding sentence who have reached Age 21 and completed 1 at least Year of Service.

         (b) ADP TEST SAFE HARBOR CONTRIBUTIONS: For a Plan Year in which the Employer wishes to utilize the alternative method of satisfying the ADP Test, the Employer must make an ADP Test Safe Harbor Contribution to the Plan in the form of a "Basic Matching Contribution", an "Enhanced Matching Contribution" and/or a "Safe Harbor Non-Elective Contribution", or a "Safe Harbor Alternative Contribution". The Employer must specify in the Safe Harbor Notice which ADP Test Safe Harbor Contribution it intends to make for the Plan Year, and any such contribution will be made in accordance with one of the following provisions:

                  (1) BASIC MATCHING CONTRIBUTION: If the Employer elects to make a Basic Matching Contribution, it will be made on behalf of each Safe Harbor Participant in an amount equal to the sum of (i) 100% of the amount such Participant's Elective Deferrals that do not exceed 3% of his or her Compensation; plus (ii) 50% of the amount of such Participant's Elective Deferrals that exceed 3% of his or her Compensation but do not exceed 5% of Compensation ("Basic Matching Contributions"). The maximum match that can be made under this Basic Matching Contribution formula is 4% of Compensation which would apply to any Safe Harbor Participant who defers at least 5% of Compensation.

                  (2) ENHANCED MATCHING CONTRIBUTION: If the Employer elects to make an "Enhanced Matching Contribution" on behalf of each Safe Harbor Participant, such contribution will be an amount equal to the sum of
                           (A) and (B) as follows:

                           (A) The amount of such Participant's Elective Deferrals that do not exceed the percentage specified in the Safe Harbor Notice (which percentage must be at least 3% but not more than 6%) of Compensation; plus

                           (B) The percentage specified in the Safe Harbor Notice of such Participant's Elective Deferrals that exceed the percentage specified in the Safe Harbor Notice (which percentage must be at least 3% but not more than 6%) of the Participant's Compensation for the Plan Year and that do not exceed the percentage specified in the Safe Harbor Notice of the Employee's Compensation for the Plan Year. Notwithstanding the foregoing, Matching Contributions contributed under this subparagraph must, at any rate of Elective Deferrals, equal at least the Matching Contribution the Participant would have received if the Employer were making Basic Matching Contributions, but the rate of match cannot increase as deferrals increase.

                  (3) SAFE HARBOR NON-ELECTIVE CONTRIBUTION: If the Employer elects to make a Safe Harbor Non-Elective Contribution for each Safe Harbor Participant, it will be an amount equal to at least 3% of each such Participant's Compensation.

                  (4) ALLOCATION OF ADP TEST SAFE HARBOR CONTRIBUTIONS: All ADP Test Safe Harbor Contributions (other than Safe Harbor Alternative Contributions) will be allocated to a Participant's Safe Harbor Contribution Account; and under no circumstances will such contributions be allocated with regard to permitted disparity under Code ss.401(1).

                  (5)      VESTING AND DISTRIBUTION OF ADP TEST SAFE HARBOR
                           CONTRIBUTIONS: ADP Test Safe Harbor Contributions allocated to a Participant's Safe Harbor Contribution Account will be 100% Vested at all times, and can only be distributed upon the earlier of the date a Participant incurs a Termination of Employment; the date a Participant dies; the date a Participant suffers a Disability; the date a Participant reaches Age 59 1/2 if on or after such date in-service withdrawals are permitted under Section 5.18; or the date an event described in Code ss.401(k)(10) occurs. ADP Test Safe Harbor Contributions may not be distributed because of hardship.

                  (6) TRUE-UP ELECTION: If for any Plan Year "Basic Matching Contributions" or "Enhanced Matching Contributions" are made to the Plan on a basis that is more frequent than annual, and if on the last day of any such Plan Year the dollar amount of any such contribution made on behalf of a Safe Harbor Participant is less than the dollar amount that would have been made if such contribution for that Plan Year had been contributed on an annual basis only, then the Employer may elect for any such Plan Year to make an additional contribution in order to make the amount contributed for a Safe Harbor Participant for the full Plan Year equal to the amount that would have been made if the contribution for that Plan Year had been contributed on an annual basis only. However, any such additional contribution can only be made to the Plan on a uniform nondiscriminatory basis.

         (c) ACP TEST SAFE HARBOR MATCHING CONTRIBUTIONS: In order to use the alternative method of satisfying the ACP Test, the Employer may, in addition to the ADP Test Safe Harbor Contributions described in paragraph (b) above, elect in its Safe Harbor Notice to make an ACP Test Safe Harbor Matching Contribution to the Plan on behalf of each Safe Harbor Participant. Such contribution will be made in accordance with the following provisions, and must be equal to one of the following amounts:

                  (1) SINGLE TIER FIXED FORMULA: The amount determined by multiplying the Safe Harbor Participant's Elective Deferrals for the Plan Year by the matching percentage specified in the Safe Harbor Notice; provided, however, that such amount cannot exceed 6% of the Safe Harbor Participant's Compensation.

                  (2) TWO TIERED FIXED FORMULA: The amount determined by multiplying the Safe Harbor Participant's Elective Deferrals that do not exceed the percentage specified in the Safe Harbor Notice of such Participant's Compensation for the Plan Year by the "first tier" matching percentage specified in the Safe Harbor Notice, plus the amount determined by multiplying the Safe Harbor Participant's Elective Deferrals thereafter by the "second tier percentage" specified in the Safe Harbor Notice, but no such contribution will be made with respect to Elective Deferrals that exceed 6% of the Participants Compensation. Notwithstanding the foregoing, the "second tier percentage" cannot exceed the "first tier percentage".

                  (3) SINGLE TIER DISCRETIONARY FORMULA: An amount determined by multiplying the Safe Harbor Participant's Elective Deferrals for the Plan Year by a discretionary percentage, excluding any such Elective Deferrals in excess of 6% of the Safe Harbor Participant's Compensation; provided, however, that such amount cannot exceed 4% of the Safe Harbor Participant's Compensation.

                  (4) OTHER FORMULAS: An amount determined by any other formula in which (i) Matching Contributions are not made on Elective Deferrals in excess of 6% of Compensation, (ii) the amount of Matching Contributions subject to the Employer's discretion cannot exceed 4% of Compensation, (iii) no HCE can receive a greater rate of Matching Contributions than an NHCE at the same rate of Elective Deferrals, and
                           (iv) the rate of Matching Contributions cannot increase as a Participant's Elective Deferrals increase.

                  (5)      VESTING AND DISTRIBUTION OF ACP TEST SAFE HARBOR
                           CONTRIBUTIONS: Unless otherwise indicated in the Safe Harbor Notice to be nonforfeitable, ACP Test Safe Harbor Matching Contributions will be Vested in accordance with the Vesting schedule in Section 4.6(c). Forfeitures of non-Vested ACP Test Safe Harbor Matching Contributions will be used to reduce Employer contributions.

         (d) SAFE HARBOR NOTICE: The term Safe Harbor Notice means a written notice provided by the Employer to all eligible Employees in accordance with Notice 98-52 and 2000-3, and any subsequent guidance issued by the Internal Revenue Service. In addition to any other election periods provided under the Plan, each Participant may make or modify a deferral election during the 30-day period immediately following receipt of the Notice.

3.7      ROLLOVER CONTRIBUTIONS
         Subject to any rules or procedures that may be established by the Administrator under paragraph (f) below, any Employee who is in an eligible class of Employees, regardless of whether such Employee has satisfied the Plan's eligibility requirements, may, with the consent of the Administrator, make Rollover Contributions to the Plan. Rollover Contributions will be allocated to a Participant's Rollover Account and, subject to any rules or procedures established hereunder, will be administered in accordance with the following provisions:

         (a) INVESTMENT OF ROLLOVER ACCOUNTS: Except for that portion which a Participant may be permitted to self-direct under Section 7.15, the Administrator may choose for investment purposes to either segregate Rollover Accounts into separate interest bearing accounts or to invest Rollover Accounts as part of the general Trust Fund, in which case such accounts will share in the allocation of earnings and losses under Section 3.3(a).

         (b) WITHDRAWAL OF ROLLOVERS: Subject to paragraph (c) below, an Employee may request a withdrawal of all or any portion of his or her Rollover Account at any time prior to becoming a Participant in the Plan, and thereafter upon the earlier of
                  (1) the date the Employee is entitled to a distribution of his or her Participant's Account under the provisions of Article 5, or (2) within an administratively reasonable time after the Employee's Termination of Employment. An Employee may also request a withdrawal of all or any portion of his or her Rollover Account at any time prior to the dates described in
                  (1) and (2) above. The Administrator may require up to 60 days notice in advance of the requested date of withdrawal. A Rollover withdrawal will not prevent an Employee from accruing future benefits from Employer contributions. Any amount withdrawn may be redeposited to the Participant's Rollover Account if such prior withdrawn distribution continues to qualify as a Rollover Contribution except for the fact that the amount originated from this Plan.

         (c) SPOUSAL CONSENT REQUIREMENTS UPON WITHDRAWAL: Any Rollover Contribution that at the time it is made to this Plan is no longer subject to the requirements of Code ss.401(a)(11) can be withdrawn from the Plan without the consent of the Participant's Spouse. However, the withdrawal of any Rollover Contribution that was a direct or indirect transfer as defined in Code ss.401(a)(11) from a defined benefit plan, a money purchase plan, a target benefit plan, a stock bonus plan, or a profit sharing plan that provided for a life annuity form of payment to the Participant will be subject to the spousal consent requirements in Section 5.16.

         (d) FORM OF DISTRIBUTION: Any Rollover Contribution a Participant withdraws from the Plan prior to the time the Participant is entitled to a distribution of his or her Participant's Account will only be distributed in a lump sum. Any amount remaining in a Participant's Rollover Account at the time the Participant is entitled to a distribution of his or her Participant's Account that is not subject to the spousal consent requirements in paragraph (c) above will be distributed, at the election of the Participant, in a lump-sum or in the same manner as the Participant's Account under
                  Article 5. Any amount remaining in the Participant's Rollover Account at the time the Participant is entitled to a distribution of his or her Participant's Account that is subject to the spousal consent requirements will be distributed in accordance with Section 5.16.

         (e)      SPECIAL RULE FOR WITHDRAWAL OF ELECTIVE DEFERRALS:
                  Notwithstanding paragraph (b) to the contrary, the limitations described in regulation 1.401(k)-1(d) will apply to the withdrawal of any Rollover Contributions which are attributable to a Participant's elective contributions as defined in regulation 1.401(k)-1(g)(3) and which are transferred to this Plan in a trustee to trustee transfer from another qualified plan.

         (f) ESTABLISHMENT OF ADMINISTRATIVE PROCEDURES: The Administrator may, in a separate written document, establish rules or procedures regarding the conditions under which Rollover Contributions can be made to and/or withdrawn from the Plan by an Employee. Such separate written document, when properly executed, will be deemed incorporated in this Plan. The rules or procedures set forth therein may be modified or amended by the Administrator without the necessity of amending this Section of the Plan, but any such modifications must be communicated to Participants in the manner described in
                  Section 8.9. Notwithstanding the foregoing, (1) a summary plan description or summary of material modifications thereto in which the rules or procedures regarding the making and/or withdrawal of Rollover Contributions are described will be considered a separate written document sufficient to satisfy the requirements (including the execution requirement) of this paragraph; and (2) any rules or procedures established under this paragraph must be applied by the Administrator in a uniform nondiscriminatory manner.

3.8      VOLUNTARY EMPLOYEE CONTRIBUTIONS
         Voluntary Employee Contributions are not currently permitted.

                                    ARTICLE 4
                                  PLAN BENEFITS

4.1      BENEFIT UPON NORMAL RETIREMENT
         Every Participant who has reached Normal Retirement Age will be entitled upon termination of employment to receive his or her Vested Aggregate Account balance determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution. Distribution will be made under Section 5.1.

4.2      BENEFIT UPON LATE RETIREMENT
         A Participant who has reached Normal Retirement Age and who remains employed by the Employer will continue to participate in the Plan and will continue to receive allocations under Article 3 until he or she terminates employment with the Employer. However, notwithstanding
         Section 4.1 to the contrary, such Participant may at any time after reaching Normal Retirement Age (1) choose to have distributed prior to actual retirement all or part of his or her Vested Aggregate Account balance determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution (but any portion thereof which is attributable to elective contributions, qualified matching contributions and/or qualified non-elective contributions made to a cash or deferred arrangement can only be distributed if the Participant has also reached Age 59 1/2); or (2) choose to have such Vested Aggregate Account balance transferred to another qualified retirement plan maintained by the Employer. Upon actual retirement, the Participant will be entitled to his or her undistributed Vested Aggregate Account balance determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution. Distribution will be made under Section 5.1.

4.3      BENEFIT UPON DEATH
         Upon the death of a Participant prior to Termination of Employment, or upon the death of a Terminated Participant prior to distribution of his or her Vested Aggregate Account, his or her Beneficiary will be entitled to the Participant's Vested Aggregate Account balance determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution. If any Beneficiary who is alive on the date of the Participant's death dies before receiving the entire death benefit to which he or she is entitled, the balance of the death benefit will be distributed to the Beneficiary's beneficiary in accordance with Section 5.2. The Administrator's determination that a Participant has died and that a particular person has a right to receive a death benefit will be final. Distribution will be made in accordance with Section 5.2.

4.4      BENEFIT UPON DISABILITY
         If a Participant suffers a Disability prior to Termination of Employment and terminates employment with the Employer as a result of that Disability, or if a Terminated Participant suffers a Disability prior to a distribution of his or her Vested Aggregate Account balance, he or she will be entitled to his or her Vested Aggregate Account balance determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution. Distribution will be made in accordance with Section 5.3.

4.5      BENEFIT UPON TERMINATION
         A Participant who incurs a Termination of Employment will be entitled to his or her Vested Aggregate Account balance determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution. A Terminated Participant's Vested Aggregate Account will be distributed under Section 5.4 unless, prior to the time of distribution set forth therein, the Participant (1) dies, in which case distribution will be made under 5.2; or (2) suffers a Disability, in which case distribution will be made under Section 5.3.

4.6      DETERMINATION OF VESTED INTEREST
         A Participant's Vested Interest in his or her Participant's Account will be determined in accordance with the following provisions:

         (a) VESTING UPON RETIREMENT, DEATH OR DISABILITY: A Participant's Account will be 100% Vested upon reaching Normal Retirement Age prior to Termination of Employment, and also upon death or Disability prior to Termination of Employment.

         (b) 100% VESTING OF ELECTIVE DEFERRALS, QMACS AND QNECS: A Participant will at all times have a 100% Vested Interest in his or her Elective Deferral Account, Qualified Matching Contribution Account and Qualified Non-Elective Contribution Account.

         (c) VESTING OF MATCHING CONTRIBUTIONS: Matching Contributions are not currently permitted under the terms of the Plan.

         (d) VESTING OF NON-ELECTIVE CONTRIBUTIONS: Non-Elective Contributions are not currently permitted under the terms of the Plan.

         (e) AMENDMENTS TO VESTING SCHEDULE: No amendment may directly or indirectly reduce a Participant's Vested Interest in his or her Participant's Account. If the Plan is amended in any way that directly or indirectly affects the computation of a Participant's Vested Interest in his or her Participant's Account or the Plan is deemed amended by an automatic change to or from a Top Heavy vesting schedule, the following will apply:

                  (1) PARTICIPANT ELECTION: Any Participant with at least three 1-Year Periods of Service may, by filing a written request with the Administrator, elect to have the Vested Interest in his or her Participant's Account computed by the vesting schedule in effect prior to the amendment. A Participant who fails to make an election will have his or her Vested Interest computed under the new schedule. The period in which the election may be made will begin on the date the amendment is adopted or is deemed to be made and will end on the latest of (1) 60 days after the date the amendment is adopted; (2) 60 days after the date the amendment becomes effective; or (3) 60 days after the date the Participant is issued written notice of the amendment by the Employer or Administrator.

                  (2) PRESERVATION OF VESTED INTEREST: Notwithstanding the foregoing to the contrary, if the vesting schedule is amended, then in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the Vested Interest in his or her Participant's Account determined as of such date will not be less than his or her Vested Interest computed under the Plan without regard to such amendment.

                                    ARTICLE 5
                            DISTRIBUTION OF BENEFITS

5.1      BENEFIT UPON RETIREMENT
         Unless a cash-out occurs under Section 5.5, and except as otherwise provided in Section 5.16 regarding the distribution of benefits that remain subject to the Qualified Joint and Survivor Annuity requirements of Code ss.401(a)(11), the retirement benefit a Participant is entitled to receive under Section 4.1 or Section 4.2 will be distributed as follows:

         (a) FORMS OF DISTRIBUTION: A Participant can elect to have his or her retirement benefit distributed as follows: (1) in one lump sum payment; or (2) in substantially equal monthly, quarterly, semi-annual or annual cash installments over a period certain that does not extend beyond the Participant's life, or beyond the lives of the Participant and his or her designated Beneficiary (or beyond the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and his or her designated Beneficiary), which will either be paid from the Plan or paid by a nontransferable immediate or deferred annuity selected by the Trustee which provides for the installment payments.

         (b) TIME OF DISTRIBUTION: Distribution will begin within an administratively reasonable time after the date (1) a Participant actually retires; or (2) a Participant who elects late retirement under Section 4.2 requests payment as permitted therein. However, distribution must begin under this Section no later than the Required Beginning Date.

5.2      BENEFIT UPON DEATH
         Unless a cash-out occurs under Section 5.5, a deceased Participant's death benefit as determined under Section 4.3 will be distributed as follows:

         (a) SURVIVING SPOUSE: If a Participant dies before the Annuity Starting Date and is married on the date of his or her death, the Participant's surviving Spouse will be entitled to receive 100% of the Participant's death benefit unless the surviving Spouse has waived that right under Section 5.8. Unless the Participant directed through a Beneficiary designation form that the benefit be paid in a specific form of distribution permitted under Section 5.1(a), the surviving Spouse can elect any form of distribution permitted under Section 5.1(a). If the surviving Spouse elects to receive installment payments, the death benefit will either be paid from the Plan or be paid by a nontransferable immediate or deferred annuity selected by the Trustee which provides for the installment payments. Upon the death of a Participant, distribution will be made to the surviving Spouse within an administratively reasonable time after he or she requests payment, but distribution must begin no later than December 31st of the calendar year in which the Participant would have attained Age 70 1/2.

         (b) DEATH OF SURVIVING SPOUSE BEFORE DISTRIBUTION BEGINS: If the surviving Spouse dies before distribution of the benefit begins, distribution will be made as if the surviving Spouse were the Participant. Distribution will be considered as having commenced when the deceased Participant would have reached Age 70 1/2 even if payments have been made to the surviving Spouse before that date.

         (c) NON-SPOUSE BENEFICIARY: Unless the Participant directed through a Beneficiary designation form that the death benefit be paid in a specific form of distribution permitted under
                  Section 5.1(a), a non-Spouse Beneficiary can elect any form of distribution permitted under Section 5.1(a). If the Beneficiary elects to receive installment payments, the death benefit will either be paid from the Plan or be paid by a nontransferable immediate or deferred annuity selected by the Trustee which provides for the installment payments. Upon the death of a Participant, distribution will be made within an administratively reasonable time after a non-Spouse Beneficiary requests payment; but distribution of the entire death benefit must be made by December 31st of the calendar year which contains the 5th anniversary of the date of the Participant's death unless installment payments begin no later than December 31st of the calendar year immediately following the calendar year in which the Participant died.

         (d)      DISTRIBUTION IF THE PARTICIPANT OR OTHER PAYEE IS IN PAY
                  STATUS: If a Participant or Beneficiary who has started receiving distribution of his or her benefit dies before the entire benefit has been distributed, the balance of the benefit will be distributed to the Participant's Beneficiary (or Beneficiary's beneficiary) at least as rapidly as under the method of distribution being used on the date of the Participant's or Beneficiary's death.

         (e) PAYMENTS TO A BENEFICIARY OF A BENEFICIARY: In the absence of a Beneficiary designation or other directive from the deceased Participant to the contrary, any Beneficiary may name his or her own Beneficiary to receive any benefits payable in the event of the Beneficiary's death prior to receiving the entire death benefit to which the Beneficiary is entitled; and if a Beneficiary has not named his or her own Beneficiary, the Beneficiary's estate will be the Beneficiary. If any benefit is payable under this paragraph to a Beneficiary of the deceased Participant's Beneficiary or to the estate of the deceased Participant's Beneficiary, or to any other Beneficiary or the estate thereof, subject to the limitations regarding the latest dates for benefit payment in paragraphs
                  (a) and (c) above, the Administrator may (1) continue to pay the remaining value of such benefits in the amount and form already commenced, or pay such benefits in any other manner permitted under the Plan for a Participant or Beneficiary, and
                  (2) if payments have not already commenced, pay such benefits in any other manner permitted under the Plan. Distribution to the Beneficiary of a Beneficiary must begin no later than the date distribution would have been made to the Participant's Beneficiary. The Administrator's determination under this paragraph will be final and will be applied in a non-discriminatory manner that does not discriminate in favor of HCEs.

5.3      DISABILITY BENEFITS
         Unless a cash-out occurs under Section 5.5, and except as otherwise provided in Section 5.16 regarding the distribution of benefits that remain subject to the Qualified Joint and Survivor Annuity requirements of Code ss.401(a)(11), the Disability benefit a Participant is entitled to receive under Section 4.4 will be distributed as follows:

         (a) FORMS OF DISTRIBUTION: A Participant can elect to have his or her benefit distributed as follows: (1) in one lump sum payment; or (2) in substantially equal monthly, quarterly, semi-annual or annual cash installments over a period certain that does not extend beyond the Participant's life, or beyond the lives of the Participant and his or her designated Beneficiary (or beyond the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and his or her designated Beneficiary), which will either be paid from the Plan or paid by a nontransferable immediate or deferred annuity selected by the Trustee which provides for the installment payments.

         (b) TIME OF DISTRIBUTION: Distribution will begin within an administratively reasonable time after the date on which a Participant who suffers a Disability terminates employment with the Employer on account of the Disability. However, distribution must begin under this Section no later than the Participant's Required Beginning Date.

5.4      BENEFIT UPON TERMINATION
         Unless a cash-out occurs under Section 5.5, and except as otherwise provided in Section 5.16 regarding the distribution of benefits that remain subject to the Qualified Joint and Survivor Annuity requirements of Code ss.401(a)(11), the benefit a Terminated Participant is entitled to receive under Section 4.5 will be distributed as follows:

         (a) FORMS OF DISTRIBUTION: A Terminated Participant can elect to have his or her benefit distributed as follows: (1) in one lump sum payment; or (2) in substantially equal monthly, quarterly, semi-annual or annual cash installments over a period certain that does not extend beyond the Participant's life, or beyond the lives of the Participant and his or her designated Beneficiary (or beyond the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and his or her designated Beneficiary), which will either be paid from the Plan or paid by a nontransferable immediate or deferred annuity selected by the Trustee which provides for the installment payments.

         (b) TIME OF DISTRIBUTION: Distribution will begin under this Section within an administratively reasonable time after Termination of Employment occurs, but in no event later than the earlier to occur of (1) the date the Terminated Participant reaches Normal Retirement Age, or (2) the Required Beginning Date.

5.5      CASH-OUT OF BENEFITS
         The Administrator, without the consent of the Participant, may distribute a Participant's Vested Aggregate Account balance in a lump sum any time after a Participant terminates employment, subject to the following provisions:

         (a) GENERAL RULE: The Administrator can only make distribution under this Section (1) with regard to distributions made for Plan Years beginning prior to August 6, 1997, if the Participant's Vested Aggregate Account balance (determined before taking into account the Participant's Rollover Account and Voluntary Employee Contribution Account) on the date he or she terminates employment with the Employer does not exceed, or at the time of any prior distribution did not exceed, $3,500 (or such lesser amount as may be designated by the Administrator); and (2) for Plan Years beginning on or after August 6, 1997, if a Participant's Vested Aggregate Account balance (determined before taking into account the Participant's Rollover Account and Voluntary Employee Contribution Account) on the date he or she terminates employment with the Employer does not exceed, or at the time of any prior distribution did not exceed, $5,000 (or such lesser amount as may be designated by the Administrator). Any such distribution will be made as soon as administratively feasible after the date the Participant terminates employment, and any portion of the Participant's Account which is not Vested will be treated as a Forfeiture.

         (b) LATER DISTRIBUTION IF ACCOUNT FALLS TO $5,000: With regard to distributions made for Plan Years beginning on or after October 17, 2000, if a Participant would have received a distribution under paragraph (a) but for the fact that the Participant's Vested Aggregate Account (determined before taking into account the Participant's Rollover Account and Voluntary Employee Contribution Account) exceeded $5,000 (or such lesser amount as may be designated by the Administrator) when the Participant terminated employment, and if at a later time the Participant's Vested Aggregate Account (determined before taking into account the Participant's Rollover Account and Voluntary Employee Contribution Account) is reduced to an amount not greater than $5,000 (or such lesser amount as may be designated by the Administrator), the Administrator may distribute such remaining amount in a lump sum without the Participant's consent as soon as administratively feasible after the date the Participant terminates employment with the Employer, and any portion of the Participant's Account which is not Vested will be treated as a Forfeiture.

         (c) DEEMED DISTRIBUTION: If a Participant's Vested Interest in his or her Participant's Account is zero on the date the Participant terminates employment, the Participant will be deemed to have received a distribution of such Vested Interest on the date of termination.

         (d) FORM OF DISTRIBUTION: If the whereabouts of a terminated Participant are known, distribution under this Section will be made in the form of a lump sum cash payment unless such Participant elects a direct rollover under Section 5.14. If the whereabouts of a terminated Participant are not known, the provisions of Section 5.13 will apply.

5.6      RESTRICTIONS ON IMMEDIATE DISTRIBUTIONS
         If a Participant's Vested Aggregate Account balance exceeds the amount set forth in paragraph (a) of this Section and is immediately distributable, such account can only be distributed in accordance with the following provisions:

         (a) GENERAL RULE: If a Participant's Vested Aggregate Account (determined before taking into account the Participant's Rollover Account and Voluntary Employee Contribution Account) exceeds $5,000, and if such amount is immediately distributable, the Participant must consent to any distribution of such amount. Any portion of the Participant's Account which is not Vested will be treated as a Forfeiture. If less than the entire Vested Aggregate Account balance is distributed, the part of the non-Vested portion that will be treated as a Forfeiture is the total non-Vested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer contributions and the denominator of which is the total value of the Vested Interest in the Participant's Account.

         (b) TRANSITION RULE: Notwithstanding paragraph (a), with regard to distributions made before October 17, 2000, if a Participant's Vested Aggregate Account balance (determined before taking into account the Rollover Account and Voluntary Employee Contribution Account) (1) exceeded $3,500 (or exceeded $3,500 at the time of any prior distribution) for Plan Years beginning before August 6, 1997, or (2) exceeded $5,000 (or exceeded $5,000 at the time of any prior distribution) for Plan Years beginning on or after August 6, 1997 and for a distribution made before October 17, 2000; or (3) either exceeded $5,000 or was a remaining payment under a selected optional form of payment that exceeded $5,000 at the time the selected payment began for Plan Years beginning after August 5, 1997 and for a distribution made on or after October 17, 2000, and if the account balance is immediately distributable, then the Participant and the Participant's Spouse (or where either one has died, the survivor) must consent to any distribution of such account.

         (c) DEFINITION OF IMMEDIATELY DISTRIBUTABLE: A Participant's benefit is immediately distributable if any part of the benefit could be distributed to the Participant (or the Participant's surviving Spouse) before the Participant reaches (or would have reached if not deceased) the later of his or her Normal Retirement Age or Age 62.

         (d) GENERAL CONSENT REQUIREMENT: The consent of the Participant to any benefit that is immediately distributable must be obtained in writing within the 90-day period ending on the Annuity Starting Date. However, the Participant will not be required to consent to a distribution that is required by Code ss.401(a)(9) or ss.415.

         (e) NOTIFICATION REQUIREMENTS: The Administrator must notify the Participant of the right to defer any distribution until the benefit is no longer immediately distributable. Notification will include a general explanation of the material features and relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code ss.417(a)(3); and will be provided no less than 30 days or more than 90 days prior to the Annuity Starting Date.

         (f) WAIVER OF 30-DAY REQUIREMENT: For Plan Years beginning on or after January 1, 1997, distribution of a Participant's benefit may begin less than 30 days after the notice in paragraph (e) is given, provided (1) the Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving notice to consider the decision of whether or not to elect a distribution; (2) the Participant, after receiving the notice, affirmatively elects a distribution or a particular distribution option.

         (g) CONSENT NOT NEEDED ON PLAN TERMINATION: If upon Plan termination neither the Employer nor an Affiliated Employer maintains another defined contribution plan other than an employee stock ownership plan (ESOP) as defined in Code ss.4975(e)(7), the Participant's benefit will, without the Participant's consent, be distributed to the Participant. If the Employer or an Affiliated Employer maintains another defined contribution plan other than an ESOP, the Participant's benefit will, without the Participant's consent, be transferred to the other plan if the Participant does not consent to an immediate distribution under this Section.

5.7      RESTORATION OF FORFEITED ACCOUNT BALANCE
         If a Participant who does not have a 100% Vested Interest in his or her Participant's Account terminates employment with the Employer and receives (or is deemed to have received) a distribution of such Vested Interest from the Plan, and such Participant is subsequently rehired by the Employer, his or her Participant's Account upon such reemployment will be administered in accordance with the following provisions:

         (a) REEMPLOYMENT BEFORE FIVE CONSECUTIVE BREAKS IN SERVICE: If a terminated Participant is reemployed before incurring five consecutive Breaks in Service, such Participant's Account balance will be restored in accordance with the following:

                  (1) PARTIALLY VESTED PARTICIPANTS: If upon termination of employment a Participant has at least a partially Vested Participant's Account, then upon reemployment by the Employer prior to incurring five consecutive Breaks in Service, such Participant's Account balance will be restored to the amount on the date of distribution if the Participant repays to the Plan the full amount of the distribution which was attributable to Employer contributions. Repayment must be made before the earlier of five years after the first date on which the Participant is subsequently re-employed by the Employer or the date on which the Participant incurs five consecutive Breaks in Service following the date of distribution.

                  (2) NON-VESTED PARTICIPANTS: If upon termination of employment a Participant's Vested Interest in his or her Participant's Account is zero, such Participant is deemed to have received a distribution of such Vested Interest before the date he or she incurs five consecutive Breaks in Service, and upon re-employment with the Employer prior to incurring five consecutive Breaks in Service, such Participant's Account balance attributable to Employer contributions will be restored to the amount on the date of the deemed distribution.

                  (3) SOURCE OF FUNDS: The Administrator, on a case-by-case basis, may elect to restore a Participant's Account balance under this Section by the use of Forfeitures, by the use of earnings from non-segregated Trust Fund accounts, by the use of Employer contributions, or by the use of any combination thereof.

         (b) REEMPLOYMENT AFTER FIVE CONSECUTIVE BREAKS IN SERVICE: If a terminated Participant is reemployed by the Employer after incurring five consecutive Breaks in Service, that portion, if any, of his or her Participant's Account which was (or was deemed to be) a Forfeiture will be permanently forfeited under the terms of this Plan.

5.8      SPOUSAL CONSENT REQUIREMENTS
         A surviving Spouse's election not to receive a death benefit under
         Section 5.2 will not be effective unless (1) the election is in writing; (2) the election designates a specific Beneficiary or form of benefit which may not be changed without spousal consent (or the Spouse's consent expressly permits designations by the Participant without any requirement of further spousal consent); and (3) the Spouse's consent acknowledges the effect of the election and is witnessed by the Administrator or a notary public.

5.9      APPLICATION OF CODE SS.401(A)(9) REQUIREMENTS
         All distributions made under the terms of the Plan will be determined and made in accordance with the regulations issued under Code ss.401(a)(9), including the minimum distribution incidental benefit requirement of regulation ss.1.401(a)(9)-2, and any provisions in this Plan which reflect Code ss.401(a)(9) will override any distribution options which are inconsistent with such Code section and regulations. If Participant's Vested Aggregate Account is paid in a form that is based on life expectancies through other than the purchase of an immediate annuity, the joint life expectancies of the Participant and his or her Spouse will only be recalculated annually if the Participant elects the recalculation method of determining life expectancy. In the case of any other Beneficiary, life expectancy will be calculated at the time payment first commences, and payments for any 12-consecutive month period will be based on such life expectancy minus the number of whole years passed since distribution first commenced.

5.10     STATUTORY COMMENCEMENT OF BENEFITS
         Unless a Participant otherwise elects, distribution of his or her benefit must begin no later than the 60th day after the latest of the close of the Plan Year in which the Participant (1) reaches the earlier of Age 65 or Normal Retirement Age; (2) reaches the 10th anniversary of the year the Participant commenced Plan participation; or (3) terminates service with the Employer. However, the failure of a Participant to consent to a distribution while a benefit is immediately distributable within the meaning of Section 5.6 will be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section. If this Plan provides for early retirement, a Participant who satisfies the service requirement for early retirement prior to Termination of Employment will be entitled to receive his or her Vested Aggregate Account, if any, upon satisfaction of the age requirement for early retirement.

5.11     SEGREGATION OF BENEFIT BEFORE DISTRIBUTION
         With respect to that portion of a Participant's Vested Aggregate Account which the Participant is not permitted to self-direct under
         Section 7.15, as of the Valuation Date coinciding with or next following the date a Participant terminates employment with the Employer for any reason, the Administrator will, until a distribution is made to the Participant or the Participant's Beneficiary under the

         Plan, direct the Trustee in a uniform nondiscriminatory manner to either (1) invest such Vested Aggregate Account determined as of such Valuation Date in a separate interest bearing account; or (2) leave such Vested Aggregate Account as part of the general Trust Fund, in which case such account will share in the allocation of earnings and losses under Section 3.3(a).

5.12     DISTRIBUTION IN EVENT OF INCAPACITY
         If any person who is entitled to receive a distribution of benefits (the "Payee") suffers from a Disability or is under a legal incapacity, payments may be made in one or more of the following ways as directed by the Administrator: (a) to the Payee directly; (b) to the guardian or legal representative of the Payee's person or estate; (c) to a relative of the Payee, to be expended for the Payee's benefit; or (d) to the custodian of the Payee under any Uniform Transfers to Minors Act or under any Uniform Gifts To Minors Act. The Administrator's determination of the minority or incapacity of any payee will be final.

5.13     MISSING PARTICIPANTS AND UNCLAIMED BENEFITS
         Neither the Trustee nor the Administrator will be required to search for or ascertain the whereabouts of any Participant or Beneficiary. With respect to a Participant or Beneficiary who has not claimed any benefit (the "missing payee") to which such missing payee is entitled, and with respect to any Participant or Beneficiary who has not satisfied the administrative requirements for benefit payment, the following provisions will apply:

         (a) ATTEMPT TO CONTACT AND FORFEITURE OF BENEFIT: The Administrator will notify a missing payee that he or she is entitled to a distribution under the Plan, by certified or registered mail addressed to the missing payee's last known address. The Administrator, in its sole discretion, may also utilize other methods of locating a missing payee, including letter forwarding programs offered by the Internal Revenue Service or the Social Security Administration, or internet or other search services offered by the Pension Benefit Guaranty Corporation (PBGC) if such services are made available to defined contributions plans; or by placing public notices in a local newspaper. If a missing payee fails to make his or her whereabouts known in writing to the Trustee or Administrator or otherwise fails to claim a benefit, or the administrative requirements for benefit payment for any payee are not satisfied, upon the earlier to occur of (1) the later of the date the Plan is terminated or discontinued or six months from the date the notice was mailed or (2) the date which is two years from the date the notice was mailed, the Administrator may, but will not be required to, treat the payee's benefit as a forfeiture, subject to paragraphs (b) and (c) below.

         (b) ALTERNATIVE METHODS TO FORFEITURE: In lieu of Forfeiture under paragraph (a), the Administrator may elect one the following alternatives described below:

                  (1) DIRECT ROLLOVER TO IRA: If a Participant's Vested Aggregate Account balance (determined before taking into account his or her Rollover Account and Voluntary Employee Contribution Account) on the date he or she terminated employment with the Employer does not exceed $5,000 (or such lesser amount as may be designated by the Administrator), the Administrator may elect to make distribution hereunder in the form of a direct rollover to an individual retirement account (IRA) if the IRA can be established by the Administrator at a qualified financial institution. In establishing the IRA on behalf of the Participant or other payee, the

                           Administrator will select an IRA trustee, custodian or issuer unrelated to the Employer or the Administrator and will make the initial investment choices for the IRA. The default direct rollover will occur not less than 30 days and not more than 90 days after the Code ss.402(f) notice with the explanation of the default direct rollover is provided to the Participant or other payee.

                  (2) ESCHEAT TO THE STATE: The Administrator may elect to escheat the payee's benefit to the state in which the Sponsor's principal place of business is located.

                  (3) OTHER METHODS OF DISTRIBUTION: The Administrator may elect to distribute a payee's benefit by any other method approved by the United States Department of the Treasury and/or by the United States Department of Labor.

         (c) CONDITIONS FOR RESTORATION OF FORFEITED BENEFIT: If a payee whose benefit has been forfeited under paragraph (a) is located, or if a payee whose benefit has been forfeited under paragraph (a) for failure to satisfy the administrative requirements for benefit payment subsequently satisfies the administrative requirements for benefit payment and claims his or her benefit, and if the Plan has not terminated (or if the Plan has, all benefits have not yet been paid), then the benefit will be restored. The Administrator, on a case-by-case basis, may elect to restore the benefit by the use of either earnings from non-segregated Trust Fund assets, or Employer contributions, or any combination thereof. However, if such missing payee has not been located by the time the Plan terminates and all benefits are distributed, the Forfeiture of such unpaid benefit will be irrevocable.

5.14     DIRECT ROLLOVERS
         A distributee may elect to have all or any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover, which is a payment by the Plan to the eligible retirement plan specified by the distributee.

         (a) ELIGIBLE ROLLOVER DISTRIBUTION: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or for the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; (2) any distribution to the extent such distribution is required under Code ss.401(a)(9); (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation on Employer securities); and (4) the portion of any distribution made on or after January 1, 2000 which is attributable to a hardship distribution described in Code ss.401(k)(2)(B)(i)(IV).

         (b) ELIGIBLE RETIREMENT PLAN: An eligible retirement plan is an individual retirement account described in Code ss.408(a), an individual retirement annuity described in Code ss.408(b), an annuity plan described in Code ss.403(a), or a qualified trust described in Code ss.401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         (c) DEFINITION OF DISTRIBUTEE: For purposes of this Section, a distributee includes an Employee or former Employee. In addition, an Employee's or former Employee's surviving Spouse and an Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order as defined in Code ss.414(p), are distributees with regard to the interest of the Spouse or former Spouse.

5.15     DISTRIBUTION OF PROPERTY
         The determination to pay all or a part of a lump sum in property will be made by the Administrator in its sole discretion applied in a non-discriminatory manner that does not discriminate in favor of Highly Compensated Employees; except that if this is an amended or restated

         Plan, the payee will have the right to elect a full or partial distribution in property within the period described in Section 9.1(a)(2) if the Plan as in effect one day prior to this amendment or restatement provided for a property distribution at the payee's option.

5.16     DISTRIBUTIONS SUBJECT TO CODE SS.401(A)(11) REQUIREMENTS
         Unless a cash-out occurs under Section 5.5 or unless otherwise elected under paragraph (c) below, upon distribution of a Participant's Vested Aggregate Account for any reason, any portion thereof which was transferred to this Plan in a trustee to trustee transfer from a money purchase plan, a target benefit plan, a defined benefit plan, or a profit sharing plan which was subject to requirements of Code ss.401(a)(11) at the time of the transfer, or any portion thereof which is to be distributed in an optional form protected under this Plan and which is subject to the requirements of Code ss.401(a)(11), will be distributed in accordance with the following provisions:

         (a) DISTRIBUTIONS OTHER THAN DEATH: Any portion of a Participant's benefit which is distributed under Sections 5.1, 5.3 or 5.4 and which is subject to the requirements of this Section will be distributed as a Qualified Joint and Survivor Annuity if the Participant is married on the Annuity Starting Date and has not died before such date. If the Participant is unmarried on the Annuity Starting Date and has not died before such date, any such portion of the Participant's benefit will be distributed as a life annuity. If a Participant elects not to receive the annuity of form of payment described above, any portion of the Participant's benefit that is subject to the requirements of this Section will be distributed in the manner described in Sections 5.1, 5.3 or 5.4 of the Plan, as applicable.

         (b) DISTRIBUTIONS UPON DEATH: Notwithstanding any other Beneficiary designation made by a Participant, if a Participant is married on the date of his or her death and dies before the Annuity Starting Date, the Participant's surviving Spouse will, with respect to any portion of a deceased Participant's benefit which is subject to the requirements of this Section, receive a minimum death benefit as a Qualified Preretirement Survivor Annuity unless such annuity has been waived under paragraph (c) below, in which event any such death benefit will be distributed to the surviving Spouse in the manner described in Section 5.2. Any portion of a deceased Participant's death benefit which a non-Spouse Beneficiary is entitled to receive under Section
                  4.3 and which is subject to the requirements of this Section will be distributed in the manner described in Section 5.2(c).

         (c)      SPOUSAL CONSENT REQUIRED TO WAIVE QJSA AND QPSA REQUIREMENTS:
                  A married Participant's election not to receive a Qualified Joint and Survivor Annuity (QJSA) or a Qualified Pre-retirement Survivor Annuity (QPSA) as set forth in paragraph (a) above, or an unmarried Participant's election not to receive a life annuity as set forth in paragraph (a) above, must be made in accordance with the following provisions:

                  (1) ELECTION NOT TO RECEIVE A QJSA: A Participant's election not to receive a Qualified Joint and Survivor Annuity or a life annuity as set forth in paragraph (a) must be in writing and must be made during the 90-day period ending on the Annuity Starting Date. Such election may be revoked in writing and a new election made at any time and any number of times during the election period.

                  (2) ELECTION NOT TO RECEIVE A QPSA: A Participant's election not to receive a Qualified Preretirement Survivor Annuity as set forth in subparagraph (2) must be in writing and must be made during an election period beginning on the first day of the Plan Year in which the Participant reaches Age 35 and ending on the date of his or her death. The election may be revoked in writing and a new election made at any time and any number of times during the election period. A Terminated Participant's election period concerning his or her Vested Aggregate Account before his or her termination will not begin later than such date. Notwithstanding the foregoing, if the Participant has not completed a Beneficiary designation form specifying the time or form of payment, the surviving Spouse may waive the Qualified Preretirement Survivor Annuity.

                  (3) SPECIAL PRE-AGE 35 QPSA ELECTION: A Participant who has not yet reached Age 35 as of the end of any current Plan Year may make a special election not to receive a Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which such Participant reaches Age 35. This election will not be valid unless the Participant receives the same written explanation of the Qualified Preretirement Survivor Annuity as described in subparagraph (4). Qualified Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant reaches Age
                           35. Any new election on or after such date will be subject to the full requirements of this Section.

                  (4) REQUIRED WRITTEN EXPLANATION: In connection with an election not to receive a QJSA, the Administrator will, no less than 30 days and no more than 90 days prior to the Annuity Starting Date, provide the Participant with a written explanation of the terms and conditions of the QJSA; the Participant's right to make (and the effect of) an election to waive the QJSA; the rights of the Participant's Spouse; and the right of the Participant to revoke such election (and the effect thereof). In connection with an election not to receive a QPSA, the Administrator will provide each Participant within the Applicable Period as defined in subparagraph (3) with a written explanation of the QPSA in such terms and in such manner as would be comparable to the written explanation applicable to a QJSA as set forth in this paragraph.

                  (5) APPLICABLE PERIOD: The Applicable Period for a Participant is whichever of the following periods ends last: (1) the period beginning with the first day of the Plan Year in which the Participant attains Age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains Age 35; (2) a reasonable period after the individual becomes a Participant; (3) a reasonable period ending after Code ss.401(a)(11) applies to the Participant; or (4) a reasonable period ending after Code ss.417(a)(5) ceases to apply to the Participant. A reasonable period is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date.

                  (6) PARTICIPANTS WHO TERMINATE BEFORE AGE 35: In the case of a Participant who separates from service before the Plan Year in which the Participant reaches Age 35, the notice under subparagraph (4) will be provided within the two year period beginning one year prior to separation from service and ending one year after such separation. If such Participant thereafter returns to employment with the Employer, the Applicable Period for such Participant will be redetermined.

                  (7) ELECTIONS MUST HAVE SPOUSAL CONSENT: A Participant's election not to receive a Qualified Joint and Survivor Annuity or a Participant's election not to receive a Qualified Preretirement Survivor Annuity will not be effective (1) unless the Participant's Spouse consents in writing to the election; (2) unless the election designates a specific Beneficiary (or form of benefit) which may not be changed without spousal consent (or the consent of the Spouse expressly permits designations by the Participant without any requirement of further spousal consent); and (3) unless the Spouse's consent acknowledges the effect of the election and is witnessed by the Administrator or a notary public.

                  (8) ADDITIONAL REQUIREMENTS FOR SPOUSAL CONSENT: A Spouse's consent will not be required if there is no Spouse or if the Spouse cannot be located, or if there are other circumstances present which preclude the necessity of such Spouse's consent. Any consent by a Participant's Spouse (or establishment that consent cannot be obtained) will be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further spousal consent must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior election may be made by a Participant without the Spouse's consent at any time before benefits begin. No consent obtained under subparagraph (7) will be valid unless the Participant has received notice as provided in subparagraph (4).

         (d)      SPOUSAL CONSENT REQUIRED FOR IMMEDIATELY DISTRIBUTABLE
                  BENEFITS: Notwithstanding Section 5.6, a Participant's Spouse must give written consent as set forth in paragraph (c) above to the distribution of any portion of a Participant's Vested Aggregate Account balance which is immediately distributable and which at the time of distribution is subject to the Qualified Joint and Survivor Annuity and Qualified Preretirement Survivor Annuity requirements of Code ss.401(a)(11), subject to the following provisions:

                  (1) GENERAL REQUIREMENT: The consent of the Participant and the Participant's Spouse (or where either the Participant or the Participant's Spouse has died, the survivor) must be obtained in writing within the 90-day period ending on the Annuity Starting Date. However, (1) only the Participant need consent to the distribution of a QJSA while the benefit is immediately distributable; and (2) neither the Participant nor the Participant's Spouse will be required to consent to a distribution that is required by Code ss.401(a)(9) or ss.415.

                  (2) NOTIFICATION REQUIREMENTS: The Administrator must notify the Participant and the Participant's Spouse of the right to defer any such distribution until the benefit is no longer immediately distributable. The content of the notification must comply with all of the requirements in Section 5.6(e), and must be provided no less than 30 days or more than 90 days prior to the Annuity Starting Date.

                  (3) CONSENT NOT NEEDED ON PLAN TERMINATION: If this Plan upon termination does not offer an annuity option (purchased from a commercial provider), and neither the Employer nor an Affiliated Employer maintains another defined contribution plan other than an employee stock ownership plan (ESOP) as defined in Code ss.4975(e)(7), then such portion of the Participant's benefit will, without the Participant's consent, be distributed to the Participant. If the Employer or an Affiliated Employer maintains another defined contribution plan other than an ESOP, such portion of the Participant's benefit will, without the Participant's consent, be transferred to the other plan if the Participant does not consent to an immediate distribution as described in Section 5.6 of the Plan.

5.17     FINANCIAL HARDSHIP DISTRIBUTIONS
         Subject to any rules or procedures that may be established by the Administrator under paragraph (g) below, a Participant who is still an Employee may withdraw up to 100% of his or her Elective Deferral Account (excluding any earnings allocated thereto) because of financial hardship. If permitted by the rules and procedures, such Participant may also withdraw up to 100% of the Vested Interest in his or her Matching Contribution Account and/or Non-Elective Contribution Account because of financial hardship. Unless modified by the rules and procedures, hardship distributions will be made in accordance with the following provisions:

         (a) AMOUNT AND FORM OF DISTRIBUTION: The maximum amount distributable will be based on the Participant's Account balance as of the Valuation Date immediately preceding the date of the request, and the amount actually distributed cannot exceed the amount required to relieve the financial hardship, including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution. Distribution will only be made to the Participant in one lump sum. The Administrator, on a uniform nondiscriminatory basis, will determine from which account any distribution hereunder will be made.

         (b) DEFINITION OF FINANCIAL HARDSHIP: Financial hardship means an immediate and heavy financial need that the Participant lacks available resources to satisfy. Only the following financial needs will be considered immediate and heavy: (1) payment of medical expenses within the meaning of Code ss.213(d) that are incurred by the Participant, his or her Spouse or his or her children; (2) the purchase (excluding mortgage payments) of a principal residence for the Participant; (3) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, the Participant's Spouse or the Participant's children; (4) the need to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence; (5) payment of funeral expenses for a member of the Participant's family; or (6) any other immediate and heavy financial need of the Participant that the Administrator determines on the basis of all relevant facts and circumstances cannot be satisfied from other resources reasonably available to the Participant.

         (c) PARTICIPANT'S WRITTEN REPRESENTATIONS: Except as otherwise provided in paragraph (d) below, a hardship distribution can only be made to the extent a Participant's financial hardship cannot be satisfied from other resources reasonably available to the Participant, as determined by the Administrator on the basis of all relevant facts and circumstances. However, the Administrator may treat a distribution as necessary to satisfy a financial hardship if the Administrator, in the absence of actual knowledge to the contrary, elects to rely upon the Participant's written representation that the financial hardship cannot be relieved (1) through reimbursement or compensation by insurance or otherwise; (2) by liquidation of the Participant's assets, to the extent such liquidation would not itself cause a financial hardship; (3) by cessation of the Participant's Elective Deferrals or Voluntary Employee Contributions to the Plan; or (4) by other distributions or nontaxable (at the time of the loan) loans from any other Employer-maintained plans or from any other employer, or by borrowing from commercial sources on reasonable commercial terms.

         (d) SAFE HARBOR DEEMED DISTRIBUTIONS: With respect to a distribution made for one of the reasons in paragraph (b)(1),
                  (2), (3) or (4), if the Administrator does not elect to rely upon a Participant's written representation as set forth in paragraph (c), or if the Administrator offers to rely upon a Participant written representation and the Participant fails to provide such written representation, then any such distribution will be deemed to be necessary to satisfy a financial hardship if the Participant has obtained all distributions (other than financial hardship distributions) and all nontaxable loans currently available under all plans maintained by the Employer. Furthermore, if the Administrator offers to rely on the written representation requirements of paragraph (c) but the Participant elects not to comply with such written requirements, and if any portion of the amount distributed is from the Participant's Elective Deferral Account, then the Participant cannot make Elective Deferrals and Voluntary Employee Contributions to this Plan or any other plan maintained by the Employer for at least 12 months after receipt of the distribution; and for the Participant's taxable year immediately following the taxable year of the hardship distribution, the Participant cannot make Elective Deferrals to this Plan or any other plan maintained by the Employer in excess of the applicable limit under Code ss.402(g)(5) for such taxable year, minus the amount of such Participant's Elective Deferrals made for the taxable year in which the financial hardship distribution was made.

         (e) ORDER OF DISTRIBUTION: If hardship distributions are permitted to be made from a Participant's Matching Contribution Account and/or Non-Elective Contribution Account as well as from his or her Elective Deferral Account, the Administrator will determine the portion (including zero) of the distribution that will be made from each such account, provided that any such determination is made in a uniform nondiscriminatory manner.

         (f) RESTRICTION ON CERTAIN TRANSFERRED ASSETS: Notwithstanding any provision in this Section, no hardship distribution can be made with respect to benefits attributable to assets (including post-transfer earnings thereon) and liabilities that are transferred, within the meaning of Code ss.414(l), to this Plan from a money purchase pension plan or target benefit pension plan qualified under Code ss.401(a) (other than any portion of those assets and liabilities that are attributable to Voluntary Employee Contributions).

         (g) ESTABLISHMENT OF ADMINISTRATIVE PROCEDURES: The Administrator may, in a separate written document, establish rules or procedures regarding hardship distributions under this Section. Such separate written document, when properly executed, will be deemed incorporated in this Plan. The rules or procedures set forth therein may be modified or amended by the Administrator without the necessity of amending this Section of the Plan, but any such modifications must be communicated to Participants in the manner described in
                  Section 8.9. Notwithstanding the foregoing, (1) a summary plan description or summary of material modifications thereto in which the rules or procedures regarding the making of hardship distributions are described will be considered a separate written document sufficient to satisfy the requirements (including the execution requirement) of this paragraph; and
                  (2) any such rules or procedures that are established under this paragraph must be applied in a uniform nondiscriminatory manner.

5.18     IN-SERVICE DISTRIBUTIONS
         Except as may otherwise be permitted under Section 4.2, no distributions are permitted before a Participant terminates employment with the Employer.

5.19     DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS
         Elective Deferrals that exceed the Code ss.402(g)(5) dollar limitation will be deemed Excess Elective Deferrals, and all Excess Elective Deferrals, plus any income and minus any loss allocable thereto, will be distributed no later than April 15th to any Participant to whose account Excess Elective Deferrals were allocated for the preceding year and who claims Excess Elective Deferrals for such taxable year. Distribution of Excess Elective Deferrals will be made in accordance with the following provisions:

         (a) ASSIGNMENT OF EXCESS ELECTIVE DEFERRALS: A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Administrator on or before April 15th of the amount of the Excess Elective Deferrals to be assigned to the Plan. A Participant will be deemed to notify the Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of the Employer.

         (b) TREATMENT AS ANNUAL ADDITIONS: Excess Elective Deferrals will be treated as Annual Additions under Section 6.1 of the Plan unless such amounts are distributed no later than the first April 15th following the close of the Participant's taxable year. Excess Elective Deferrals that are distributed after April 15th are includible in the Participant's gross income in the taxable year in which deferred and the taxable year in which distributed.

         (c) DETERMINATION OF INCOME OR LOSS: Excess Elective Deferrals will be adjusted for any income or loss up to the end of the Participant's taxable year and, at the discretion of the Administrator, may be adjusted for income or loss up to the date of distribution. The period between the end of the Participant's taxable year and the date of distribution will be referred to as the gap period, and any income earned therein will be allocated at the discretion of the Administrator applied consistently to all Participants and to all corrective distributions for the taxable year. The income or loss allocable to a Participant's Excess Elective Deferrals will be the amount determined by either the method in subparagraph (1) or subparagraph (2) below plus, if applicable the amount determined in subparagraph (3) below:

                  (1) The amount determined by multiplying the income or loss allocable to the Participant's Elective Deferrals for the taxable year (and the gap period) by a fraction, the numerator of which is the Participant's Excess Elective Deferrals for the year and the denominator of which is (A) the Participant's Elective Deferral Account balance as of the beginning of the Participant's taxable year plus any Elective Deferrals allocated to the Participant's Elective Deferral Account during such taxable year and the gap period, or (B) solely with respect to taxable years beginning before January 1, 1992, the Participant's Elective Deferral Account balance as of the end of the Participant's taxable year, reduced by any gain and increased by any loss allocable thereto during the taxable year; or

                  (2) The amount determined by any reasonable method of allocating income or loss to Excess Elective Deferrals for the taxable year and for the gap period provided the method used is the same method used by this Plan for allocating income or losses to Participant's Accounts; and

                  (3) 10% of the amount determined under (1) multiplied by the number of whole months between the end of the Participant's taxable year and the distribution date, counting the month of distribution if it occurs after the 15th of such month.

         (d) SOURCE OF DISTRIBUTION: Distribution of Excess Elective Deferrals will be taken from a Participant's investment options based on rules established by the Administrator.

5.20     DISTRIBUTION OF EXCESS CONTRIBUTIONS
         Excess Contributions, plus any income and minus any loss allocable thereto, will be distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Contributions were allocated for the preceding Plan Year. The amount of Excess Contributions to be distributed to a Participant under this Section will be reduced by any Excess Elective Deferrals previously distributed to the Participant under Section 5.19 for the Participant's taxable year ending with or within the Plan Year. Distribution of Excess Contributions will be made in accordance with the following provisions:

         (a) ALLOCATION TO HIGHLY COMPENSATED EMPLOYEES: Excess Contributions will be allocated to the Highly Compensated Employees with the largest amounts of Employer contributions taken into account in calculating the ADP Test for the year in which the Excess Contributions arose, beginning with the HCE with the largest amount of such Employer contributions and continuing in descending order until all the Excess Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Deferrals. If excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which they arose, a 10% excise tax will be imposed on the Employer. Excess Contributions will be treated as Annual Additions pursuant to Section 6.1.

         (b) DETERMINATION OF INCOME OR LOSS: Excess Contributions will be adjusted for any income or loss up to the end of the Plan Year and, at the discretion of the Administrator, may be adjusted for income or loss up to the date of distribution. The period, if any, between the end of the Plan Year and the date of distribution will be referred to as gap period, and any income earned therein will be allocated at the Administrator's discretion applied consistently to all Participants and to all corrective distributions made for the Plan Year. The income or loss allocable to each Participant's Excess Contributions will be the amount determined by either the method in subparagraph
                  (1) or subparagraph (2) plus, if applicable, the amount determined under subparagraph (3), as follows:

                  (1) The amount determined by multiplying the income or loss allocable to the Participant's Elective Deferrals (and, if applicable, QNECs or QMACs, or both) for the Plan Year (and the gap period, if applicable) by a fraction, the numerator of which is the Participant's Excess Contributions for the year and the denominator of which is (A) the Participant's Elective Deferral Account balance (and QNECs or QMACs, or both, if any of such contributions are used in the ADP test) as of the beginning of the Plan Year plus any Elective Deferrals (and QNECs or QMACs, or both, if any of such contributions are included in the ADP test) allocated to the Participant during such Plan Year and the gap period, if applicable, or
                           (B) solely with respect to Plan Years beginning before January 1, 1992, the Participant's Elective Deferral Account balance (and QNECs or QMACs or both, if any such contributions are included in the ADP
                           Test) as of the end of the Plan Year reduced by any gain and increased by any loss allocable thereto during the Plan Year; or

                  (2) The amount determined by any reasonable method of allocating income or loss to the Participant's Elective Deferrals (and if applicable, QNECs or QMACS, or both) for the Plan Year and for the gap period provided the method used is the same method used for allocating income or losses to Participants' Accounts; and

                  (3) 10% of the amount determined under (1) multiplied by the number of whole months between the end of the Plan Year and the distribution date, counting the month of distribution if it occurs after the 15th of such month.

         (c) ACCOUNTING FOR EXCESS CONTRIBUTIONS: Excess Contributions will be distributed from the Participant's Elective Deferral Account and Qualified Matching Contribution Account in proportion to the Participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the

                  ADP Test) for the Plan Year. Excess Contributions will be distributed from the Participant's Qualified Non-Elective Contribution Account only to the extent the Excess Contributions exceed the balance in the Participant's Elective Deferral Account and Qualified Matching Contribution Account.

         (d) SOURCE OF DISTRIBUTION: Distribution of Excess Contributions will be taken from a Participant's investment options based on rules established by the Administrator.

5.21     DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS
         All Excess Aggregate Contributions (plus any income and minus any loss allocable thereto) which are not Vested will be used to reduce Employer contributions for the current Plan Year or a future Plan Year. All Excess Aggregate Contributions (plus any income and minus any loss allocable thereto) which are Vested will be distributed no later than the last day of each Plan Year to Participants to whose Accounts Excess Aggregate Contributions were allocated for the preceding Plan Year. Distribution of Excess Aggregate Contributions will be made in accordance with the following provisions:

         (a) ALLOCATION TO HIGHLY COMPENSATED EMPLOYEES: Excess Aggregate Contributions will be allocated to the HCEs with the largest Contribution Percentage Amounts taken into account in calculating the ACP Test for the year in which the Excess Aggregate Contributions arose, beginning with the HCE with the largest amount of such Contribution Percentage Amounts and continuing in descending order until all the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Contributions.

         (b) EXCISE TAX ON CERTAIN DISTRIBUTIONS: If Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which they arose, a 10% excise tax will be imposed on the Employer with respect to those amounts.

         (c) TREATMENT AS ANNUAL ADDITIONS: Excess Aggregate Contributions will be treated as Annual Additions under Section 6.1.

         (d) FORFEITURE OF CERTAIN MATCHING CONTRIBUTIONS: Matching Contributions made on behalf of an Employee which are attributable to Excess Elective Deferrals and Excess Contributions will be treated as Forfeitures and will be used in the manner described in Section 3.4(c).

         (e) DETERMINATION OF INCOME: Excess Aggregate Contributions will be adjusted for any income or loss up to the end of the Plan Year and, at the discretion of the Administrator, may be adjusted for income or loss up to the date of distribution. The period between the end of the Plan Year and the date of distribution will be referred to as the gap period, and any income earned during the gap period will be allocated at the discretion of the Administrator applied consistently to all Participants and to all corrective distributions for the Plan Year. The income or loss allocable to a Participant's Excess Aggregate Contributions will be the amount determined by either the method in subparagraph (1) or subparagraph (2) plus, if applicable, the amount determined under subparagraph
                  (3):

                  (1) The amount determined by multiplying the income or loss allocable to the Participant's Voluntary Employee Contributions, Matching Contributions (if not used in the ADP Test), Qualified Non-Elective Contributions and, to the extent applicable, Elective Deferrals for the Plan Year (and the gap period, if applicable) by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator of which is (A) the Participant's Account balance(s) attributable to Contribution Percentage Amounts as of the beginning of the Plan Year, plus any additional amounts attributable to Contribution Percentage Amounts allocated to the Participant during such Plan Year and the gap period, if applicable, or (B) solely with respect to Plan Years beginning before January 1, 1992, the Participant's Account balance attributable to Contribution Percentage Amounts as of the end of the Plan Year, reduced by any gain and increased by any loss allocable thereto during the Plan Year; or

                  (2) The amount determined by any reasonable method of allocating income or loss to the Participant's Voluntary Contributions, Matching Contributions and Qualified Non-Elective Contribution for the Plan Year and for the gap period, if applicable, provided the method used is the same one used for allocating income or losses to Participants' Accounts; and

                  (3) 10% of the amount determined under (1) multiplied by the number of whole months between the end of the Plan Year and the distribution date, counting the month of distribution if it occurs after the 15th of such month.

         (f) ACCOUNTING FOR EXCESS AGGREGATE CONTRIBUTIONS: Excess Aggregate Contributions will be forfeited if forfeitable, or will be distributed on a pro-rata basis from the Participant's Voluntary Employee Contribution Account, Matching Contribution Account and Qualified Matching Contribution Account, and if applicable, from the Qualified Non-Elective Contribution Account or Elective Deferral Account, or from both.

         (g) SOURCE OF DISTRIBUTION: Distribution of Excess Aggregate Contributions will be taken from a Participant's investment options based on rules established by the Administrator.

5.22     ELIMINATION OF CERTAIN FORMS OF PAYMENT
         The form or forms of distribution described in Section 5.1, 5.3 and 5.4 are intended to satisfy the requirements of regulation ss.1.411(d)-4, Q&A-2(e). Accordingly, the form or forms of distribution described therein are intended to be the only form or forms of distribution permitted under this Plan, and subject to the provisions of Section 9.1(a)(2), any other form of distribution permitted by the Plan on December 31, 2002 is eliminated.

                                    ARTICLE 6
                             CODE SS.415 LIMITATIONS

6.1      MAXIMUM ANNUAL ADDITION
         The maximum Annual Addition as defined in paragraph (c) below made to a Participant's various accounts maintained under the Plan for any Limitation Year beginning after December 31, 1986 will not exceed the lesser of the Dollar Limitation set forth in paragraph (a) or the Compensation Limitation set forth in paragraph (b), as follows:

         (a) DOLLAR LIMITATION: For Limitation Years beginning after December 31, 1994, the Dollar Limitation is $30,000 as annually adjusted pursuant to Code ss.415(d).

         (b) COMPENSATION LIMITATION: The Compensation Limitation is equal to 25% of the Participant's Section 415 Compensation for the Limitation Year. This limitation will not apply to any contribution made for medical benefits within the meaning of Code ss.419A(f)(2) after separation from service which is otherwise treated as an Annual Addition or to any amount treated as an Annual Addition under Code ss.415(l)(1).

         (c) ANNUAL ADDITIONS: The term Annual Additions means the sum of the following amounts credited to a Participant's Account for the Limitation Year: (1) Employer contributions; (2) Employee contributions; (3) Forfeitures; (4) amounts allocated after March 31, 1984 to an individual medical account, as defined in Code ss.415(l)(2), which is part of a pension or annuity plan maintained by the Employer; and (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in Code ss.419A(d)(3), under a welfare fund, as defined in Code ss.419(e), maintained by the Employer. Annual Additions do not include a Participant's rollovers, loan repayments, repayments of prior Plan distributions or prior distributions of mandatory contributions, direct transfers of contributions from another plan to this Plan, deductible contributions to a SEP, or voluntary deductible contributions.

6.2      ADJUSTMENTS TO MAXIMUM ANNUAL ADDITION
         In applying the limitation on Annual Additions set forth in Section 6.1, the following adjustments must be made to the limitation:

         (a) SHORT LIMITATION YEAR: In a Limitation Year of less than 12 months, the Defined Contribution Dollar Limitation in Section 6.1(a) will be adjusted by multiplying it by the ratio that the number of months in the short Limitation Year bears to 12.

         (b) MULTIPLE DEFINED CONTRIBUTION PLANS: If a Participant participates in multiple defined contribution plans sponsored by the Employer which have different Anniversary Dates, the maximum Annual Addition in this Plan for the Limitation Year will be reduced by the Annual Additions credited to the Participant's accounts in the other defined contribution plans in the Limitation Year. If a Participant participates in multiple defined contribution plans sponsored by the Employer which have the same Anniversary Date, (1) if only one of the plans is subject to Code ss.412, Annual Additions will first be credited to the Participant's account in the plan subject to Code ss.412; and (2) if more than one of the plans is subject to Code ss.412, the maximum Annual Addition in this Plan for a given Limitation Year will be equal to the product of the maximum Annual Addition for such Limitation Year minus any other Annual Additions previously credited to the Participant's account under clause (1), multiplied by the ratio the Annual Additions which would be credited to a Participant's accounts hereunder without regard to the limitations in Section 6.1 bears to the Annual Additions for all plans described in this clause (2).

6.3      MULTIPLE PLANS AND MULTIPLE EMPLOYERS
         All defined benefit plans (whether terminated or not) of the Employer will be treated as one defined benefit plan, and all defined contribution plans (whether terminated or not) of the Employer will be treated as one defined contribution plan. In addition, all Affiliated Employers will be considered a single employer.

6.4      ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS
         If for any Limitation Year the Annual Additions allocated to a Participant's Account exceeds the maximum amount permitted under
         Section 6.1 above because of an allocation of Forfeitures, a reasonable error in estimating a Participant's Compensation, a reasonable error in determining the amount of elective contributions (within the meaning of Code ss.402(g)(3)), or because of other limited facts and circumstances that the Commissioner finds justify the availability of the rules set forth in this Section, then such Participant's Account will be adjusted in accordance with the following provisions in order to reduce the excess Annual Additions:

         (a) RETURN OF EMPLOYEE CONTRIBUTIONS: First, Voluntary Employee Contributions, if any, and second, the amount of elective deferrals and corresponding Employer matching contributions, if any, to the extent that they would reduce the excess amount, will be calculated. Such elective deferrals and Voluntary Employee Contributions plus attributable earnings, will be returned to the Participant. Any Employer matching contribution amount will be applied as described in (b) or (c) below, depending on whether the Participant is covered by the Plan at the end of the Limitation Year.

         (b) EXCESS USED TO REDUCE EMPLOYER CONTRIBUTIONS IF PARTICIPANT IS STILL COVERED BY THE PLAN: If, after the application of paragraph (a), an excess amount still exists and the Participant is covered by the Plan at the end of the Limitation Year, the excess amount in the Participant's Account plus applicable earnings thereon, if any, will be used to reduce Employer contributions (including any allocation of Forfeitures) for such Participant in the next Limitation Year, and in each succeeding Limitation Year if necessary.

         (c) EXCESS USED TO REDUCE EMPLOYER CONTRIBUTIONS IF PARTICIPANT IS NOT COVERED BY THE PLAN: If, after the application of paragraph (a), an excess amount still exists and the Participant is not covered by the Plan at the end of a Limitation Year, the excess amount, plus applicable earnings thereon, if any, will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions (including the allocation of any Forfeitures) for all remaining Participants in the next Limitation Year, and in each succeeding Limitation Year if necessary.

         (d) SUSPENSE ACCOUNT: If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, such suspense account will not participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer Contributions or any Employee contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants.

6.5      MULTIPLE PLAN REDUCTION
         For Limitation Years beginning before January 1, 2000, if an Employee is, or has been, a Participant in one or more Employer-sponsored defined benefit plans and in one or more Employer-sponsored defined contribution plans, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Limitation Year may not exceed 1.0, determined in accordance with the following provisions:

         (a) DEFINED BENEFIT FRACTION: The defined benefit fraction has as its numerator the Participant's Projected Annual Benefits determined as of the close of the Limitation Year and has as its denominator the lesser of 125% of the dollar limitation for the Limitation Year determined under Code ss.415(b) and ss.415(d), or 140% of the amount which may be taken into account under Code ss.415(b)(1)(B) for such Limitation Year. However, with respect to anyone who was a Participant as of the first day of the first Limitation Year beginning after December 31, 1987, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of the defined benefit fraction will not be less than 125% of the Current Accrued Benefit.

         (b) DEFINITIONS: The term Projected Annual Benefits means the annual benefits payable to a Participant under all defined benefit plans (whether terminated or not) of the Employer as determined under regulation ss.1.415-7(b)(3); and the term Current Accrued Benefit means a Participant's accrued benefit under a defined benefit plan, determined as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987, when expressed as an annual benefit within the meaning of Code ss.415(b)(2). In determining a Participant's Current Accrued Benefit, the Administrator will disregard any changes to the Plan after May 5, 1986, and any cost of living adjustment after May 5, 1986. The Current Accrued Benefit will only be used as set forth above if the defined benefit plans individually and in the aggregate satisfied the requirements of Code ss.415 for all Limitation Years beginning before January 1, 1987.

         (c) DEFINED CONTRIBUTION FRACTION: The defined contribution fraction has as its numerator the sum of the Annual Additions to the Participant's Account under all the defined contribution plans (whether terminated or not) maintained by the Employer for the current Limitation Year and all prior Limitation Years (including the Annual Additions attributable to the Participant's non-deductible contributions to all Employer maintained defined benefit plans, whether terminated or not, and the Annual Additions attributable to all welfare benefit funds, as defined in Code ss.419(e), and individual medical accounts, as defined in Code ss.415(l)(2) maintained by the Employer), and has as its denominator the sum of the maximum aggregate amounts for the current Limitation Year and all prior Limitation Years the Employee was employed by the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum permissible aggregate amount in any Limitation Year is the lesser of (1) 125% of the dollar limitation in effect in Code ss.415(c)(1)(A) for such Limitation Year determined without regard to Code ss.415(c)(6) and adjusted per regulation ss.1.415-7(d)(1) and Notice 83-10, or (2) 35% of the
                  Participant's Section 415 Compensation.

         (d) TRANSITION RULE FOR DENOMINATOR: For defined contribution plans in effect on or before July 1, 1982, the Administrator may elect for any Limitation Year ending after December 31, 1982 that the denominator be the product of the denominator for the Limitation Year ending in 1982 determined under the law in effect for such Limitation Year, multiplied by the Transition Fraction, which is a fraction which has as its numerator the lesser of $51,875 or 1.4 multiplied by 25% of the Participant's Section 415 Compensation for the Plan Year ending in 1981, and which has as its denominator the lesser of $41,500 or 25% of the Participant's Section 415 Compensation for the Plan Year ending in 1981. In any Top Heavy Limitation Year, $41,500 will be substituted for $51,875 in determining the Transition Fraction unless the Extra Minimum Allocation is being provided in Section 3.5. In a Super Top Heavy Plan Year, $41,500 will always be substituted for $51,875.

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

         (e) ADJUSTMENT OF FRACTION: If an Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986 in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of the defined contribution fraction will be adjusted if the sum of such defined contribution fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of the excess of the sum of the defined benefit fraction and the defined contribution fraction over 1.0 multiplied by the denominator of the defined contribution fraction will be permanently subtracted from the numerator of the defined contribution fraction. The adjustment will be calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Code ss.415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

         (f) TOP HEAVY ADJUSTMENTS: In any Top Heavy Limitation Year, 100% will be substituted for 125% in paragraphs (a) and (c) unless an eligible Non-Key Employee (1) is being provided a 7.5% allocation under Section 3.5(d); or (2) is being provided a retirement benefit under a defined benefit plan equal to 3% of average monthly Code ss.415 Compensation. However, in any Super Top Heavy Limitation Year (which means the Top Heavy Ratio exceeds 90% for that Limitation Year), 100% will be substituted for 125% in any event. If the 100% limitation is exceeded for any Participant in any Limitation Year, then (1) the Participant's accrued benefit in the defined benefit plan will not be increased; (2) no Annual Additions may be credited to the Participant's accounts under this Plan; and (3) the Participant may not make any contributions, whether voluntary or mandatory, to this Plan or any other Employer-sponsored qualified plan.

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                                    ARTICLE 7
                              DUTIES OF THE TRUSTEE

7.1      APPOINTMENT, RESIGNATION, REMOVAL AND SUCCESSION
         The Plan will have one or more individual Trustees, a corporate Trustee or any combination thereof appointed as follows:

         (a) APPOINTMENT OF TRUSTEE: Each Trustee will be appointed by the Sponsor and will serve until its successor has been named or until such Trustee's resignation, death, incapacity, or removal, in which event the Employer will name a successor Trustee. The term Trustee will include the original and any successor Trustees.

         (b) RESIGNATION OF TRUSTEE: A Trustee may resign by giving 30 days written notice in advance to the Sponsor, unless such notice is waived by the Sponsor. The Sponsor may remove a Trustee any time, with or without cause, by giving written notice of the removal to the Trustee. Unless waived in writing by the Sponsor, if any Trustee who is an Employee, a Self-Employed Individual or an Owner-Employee resigns or terminates employment with, or ownership of, the Sponsor or an Adopting Employer for any reason, such termination will constitute an immediate resignation as a Trustee of the Plan.

         (c) SUCCESSOR TRUSTEE: Each successor Trustee will succeed to title to the Trust by filing a written acceptance of appointment with the former Trustee and the Sponsor. The former Trustee, upon receipt of such acceptance, will execute all documents and perform all acts necessary to vest the Trust Fund's title of record in any successor Trustee. No successor Trustee will be personally liable for any act or failure to act of any predecessor Trustee.

         (d) MERGER OF CORPORATE TRUSTEE: If any corporate Trustee, before or after qualification, changes its name, consolidates or merges with another corporation, or otherwise reorganizes, any resulting corporation which succeeds to the fiduciary business of such Trustee will become a Trustee hereunder in lieu of such corporate Trustee.

7.2      INVESTMENT ALTERNATIVES OF THE TRUSTEE
         The Trustees will implement an investment program based on the Employer's investment objectives and the Employee Retirement Income Security Act. In addition to powers given by law, the Trustees may engage in the following investment activities on behalf of the Trust:

         (a) PROPERTY: The Trustee may invest assets in any form of property, including common and preferred stocks, exchange covered call options, bonds, money market instruments, mutual funds, savings accounts, certificates of deposit, Treasury bills, insurance policies and contracts, or in any other property, real or personal, foreign or domestic, having a ready market including securities issued by an institutional Trustee and/or affiliate of the institutional Trustee. An institutional Trustee may invest in its own deposits if such deposits bear a reasonable interest rate. The Trustee may retain, manage, operate, repair, improve and mortgage or lease for any period on such terms as it deems proper any real estate or personal property held by the Trustee, including the power to demolish any building or other improvements in whole or part. The Trustee may erect buildings or other improvements, make leases that extend beyond the term of this Trust, and foreclose, extend, renew, assign, release or partially release and discharge mortgages or other liens.

         (b) POOLED FUNDS AND COMMON TRUSTS: If the Sponsor maintains more than one qualified retirement plan, the assets of two or more of such plans may be maintained by the Trustee in a single trust established by the Sponsor. In addition, the Trustee may transfer any Trust assets to a collective trust established to permit the pooling of funds of separate pension and profit-sharing trusts provided the Internal Revenue Service has ruled such collective trust to be qualified under Code ss.401(a) and exempt under Code ss.501(a) (or under the applicable corresponding provision of any other Revenue Act) or to any other common, collective, or commingled trust fund which has been or may hereafter be established and maintained by the Trustee and/or affiliates of an institutional Trustee. Such commingling of assets of the Fund with assets of other qualified trusts is specifically authorized, and to the extent of the investment of the Trust Fund in such a group or collective trust, the terms of the instrument establishing the group or collective trust will be a part hereof as though set forth herein.

         (c) EMPLOYER STOCK: The Trustee may invest assets in the common stock, debt obligations, or any other security issued by the Employer within the limitations provided under ERISA ss.406, ss.407 and ss.408 if such investment does not constitute a prohibited transaction under Code ss.4975. Any such investment will only be made upon written direction of the Employer, which will be solely responsible for its propriety.

         (d) CASH RESERVES: The Trustee may retain in cash such Trust Fund assets as the Trustee may deem advisable to satisfy the liquidity needs of the Plan and to deposit any cash held in the Trust Fund in a bank account without liability for the highest rate of interest available. If a bank is acting as Trustee, such Trustee is specifically given authority to invest in deposits of such Trustee. The Trustee may also hold cash un-invested at any time and from time to time and in such amount or to such extent as the Trustee deems prudent, and the Trustee will not be liable for any losses that may be incurred as the result of the failure to invest same, except to the extent provided herein or in ERISA.

         (e)      REORGANIZATIONS, RECAPITALIZATIONS, CONSOLIDATIONS, SALES OR
                  MERGERS: The Trustee may join in or oppose the reorganization, recapitalization, consolidation, sale or merger of corporations or properties, upon such terms as the Trustee deems wise.

         (f) REGISTRATION OF SECURITIES: The Trustee may cause any securities or other property to be registered in the Trustee's own name or in the name of the Trustee's nominee or nominees, and may hold any investments in bearer form, but the records of the Trustee will at all times show all such investments as part of the Trust Fund.

         (g) PROXIES: The Trustee may vote proxies and if appropriate pass them on to any investment manager which may have directed the investment in the equity giving rise to the proxy.

         (h) OWNERSHIP RIGHTS: The Trustee may exercise all ownership rights with respect to any assets held in the Trust Fund.

         (i) OTHER INVESTMENTS: The Trustee may accept and retain for such time as the Trustee deems advisable any securities or other property received or acquired as Trustee, whether or not such securities or property would normally be purchased as investments hereunder.

         (j) KEY MAN INSURANCE: The Trustee, with the consent of the Administrator, may purchase insurance Policies on the life of any Participant whose employment is deemed to be key to the Employer's financial success. Such key man Policies will be deemed to be an investment of the Trust Fund and will be payable to the Trust Fund as the beneficiary thereof. The Trustee may exercise any and all rights granted under such Policies. Neither the Trustee, Employer, Administrator, nor any Fiduciary will be responsible for the validity of any

                  Policy or the failure of any insurer to make payments thereunder, or for the action of any person which delays payment or renders a Policy void in whole or in part. No insurer that issues a Policy will be deemed a party to this Plan for any purpose or to be responsible for its validity; nor will it be required to look into the terms of the Plan nor to question any action of the Trustee. The obligations of the insurer will be determined solely by the Policy's terms and any other written agreements between it and the Trustee. The insurer will act only at the written direction of the Trustee, and will be discharged from all liability with respect to any amount paid to the Trustee. The insurer will not be obligated to see that any money paid by it to the Trustee or any other person is properly distributed or applied.

         (k) LOANS TO THE TRUST: The Trustee may borrow or raise money for purposes of the Plan in such amounts, and upon such terms and conditions, as the Trustee deems advisable; and for any sum so borrowed, the Trustee may issue a promissory note as Trustee, and secure repayment of the loan by pledging all, or any part, of the Trust Fund as collateral. No person lending money to the Trustee will be bound to see to the application of the money lent or to inquire into the validity or propriety of any borrowing.

         (l) AGREEMENTS WITH BANKS: The Trustee may with the consent of the Sponsor and upon such terms as they deem necessary, enter into an agreement with a bank or trust company providing for the deposit of all or part of the Trust assets with such bank or trust company, and the appointment of such bank or trust company as the agent or custodian of the Trustees for investment purposes, with such discretion in investing and reinvesting the funds of the Trust as the Trustees deem it necessary or desirable to delegate.

         (m) LITIGATION: The Trustee may begin, maintain, or defend any litigation necessary in connection with the administration of the Plan, except that the Trustee will not be obliged or required to do so unless indemnified to its satisfaction.

         (n) CLAIMS, DEBTS OR DAMAGES: The Trustee may settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from the Plan.

         (o) MARGIN ACCOUNTS, OPTIONS AND COMMODITIES TRADING: The Trustee may engage in the following activities: borrowing on margin, buying options, writing covered options, options spreads/straddles, and future/commodities trading.

         (p) MISCELLANEOUS: The Trustee may do all such acts (including, but not limited to, margin trading and futures and commodities trading) and exercise all such rights, although not specifically mentioned herein, as the Trustee deems necessary. The Trustee will not be restricted to securities or other property of the character expressly authorized by applicable law for trust investments, provided the Trustee discharges its duties with the care, skill, prudence, and diligence, under the circumstances then prevailing, that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of similar character and with similar aims by diversifying the investments to minimize the risks of large losses unless under the circumstances it is clearly prudent not to do so.

7.3      VALUATION OF THE TRUST FUND
         On each Valuation Date, the Trustee will determine the net worth of the Trust Fund. The fair market value of securities listed on a registered stock exchange will be the prices at which they were last traded on such exchange preceding the close of business on the Valuation Date. If the securities were not traded on the Valuation Date, or if the exchange on which they are traded was not open for business on the Valuation Date, then the securities will be valued at the prices at


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

         which they were last traded prior to the Valuation Date. Any unlisted security will be valued at its bid price next preceding the close of business on the Valuation Date, which bid price will be obtained from a registered broker or an investment banker. To determine the fair market value of assets other than securities for which trading or bid prices can be obtained, the Trustee may use any reasonable method to determine the value of such assets, or may elect to employ one or more appraisers for that purpose and rely on the values established by such appraiser or appraisers.

7.4      COMPENSATION AND EXPENSES
         The Trustee, either from the Trust Fund or from the Employer, will be reimbursed for all of its expenses and will be paid reasonable compensation as agreed upon from time to time with the Employer; but no person who receives full-time pay from the Employer will receive any fees for services to the Plan as Trustee or in any other capacity. Expenses will be paid by each Adopting Employer in the ratio that each Adopting Employer's Participants' Accounts bears to the total of all the Participants' Accounts maintained by this Plan.

7.5      PAYMENTS FROM THE TRUST FUND
         The Trustee will pay Plan benefits and other payments as the Administrator directs, and except as provided by ERISA, the Trustee will not be responsible for the propriety of such payments. Any payment made to a Participant, or a Participant's legal representative or Beneficiary in accordance with the terms of the Plan will, to the extent of such payment, be in full satisfaction of all claims arising against the Trust, the Trustee, the Employer, and the Administrator. Any payment or distribution made from the Trust is contingent on the recipient executing a receipt and release acceptable to the Trustee, Administrator, or Employer.

7.6      PAYMENT OF TAXES
         The Trustee will pay all taxes of the Trust Fund, including property, income, transfer and other taxes which may be levied or assessed upon or in respect of the Trust Fund or any money, property or securities forming a part of the Trust Fund. The Trustee may withhold from distributions to any payee such sum as the Trustee may reasonably estimate as necessary to cover federal and state taxes for which the Trustee may be liable, which are, or may be, assessed with regard to the amount distributable to such payee. Prior to making any payment, the Trustee may require such releases or other documents from any lawful taxing authority and may require such indemnity from any payee or distributee as the Trustee deems necessary.

7.7      ACCOUNTS, RECORDS AND REPORTS
         The Trustee will keep accurate records reflecting its administration of the Trust Fund and will make them available to the Administrator for review and audit. At the request of the Administrator, the Trustee will, within 90 days of such request, file with the Administrator an accounting of its administration of the Trust Fund during such period or periods as the Administrator determines. The Administrator will review the accounting and notify the Trustee within 90 days if the report is disapproved, providing the Trustee with a written description of the items in question. The Trustee will have 60 days to provide the Administrator with a written explanation of the items in question. If the Administrator again disapproves of the report, the Trustee will file its accounting in a court of competent jurisdiction for audit and adjudication.

7.8      EMPLOYMENT OF AGENTS AND COUNSEL
         The Trustee may employ such agents, counsel, consultants, or service companies as it deems necessary and may pay their reasonable expenses and compensation. The Trustee will not be liable for any action taken or omitted by the Trustee in good faith pursuant to the advice of such agents and counsel. Any agent, counsel, consultant, service company and/or its successors will exercise no discretionary authority over investments or the disposition of Trust assets, and their services and duties will be ministerial only and will be to provide the Plan with those things required by law or by the terms of the Plan without in any way exercising any fiduciary authority or responsibility under the Plan. The duties of a third party administrator will be to safe-keep the individual records for all Participants and to prepare all required actuarial services and disclosure forms under the supervision of the Administrator and any Fiduciaries of the Plan. It is expressly stated that the third party administrator's services are only ministerial in nature and that under no circumstances will such third party administrator exercise any discretionary authority whatsoever over Plan Participants, Plan investments, or Plan benefits.

7.9      DIVISION OF DUTIES AND INDEMNIFICATION
         The division of duties and the indemnification of the Trustee of this Plan will be governed by the following provisions:

         (a) NO GUARANTEE AGAINST LOSS: The Trustee will have the authority and discretion to manage and control the Trust Fund to the extent provided in this instrument, but does not guarantee the Fund in any manner against investment loss or depreciation in asset value, or guarantee the adequacy of the Fund to meet and discharge all or any liabilities of the Plan. Furthermore, the Trustee will not be liable for the making, retention or sale of any investment or reinvestment made by it, as herein provided, or for any loss to or diminution of the Fund, or for any other loss or damage which may result from the discharge of its duties hereunder, except to the extent it is judicially determined that the Trustee failed to exercise the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and like aims.

         (b) REPRESENTATIONS OF THE SPONSOR: The Sponsor warrants that all directions issued to the Trustee by it or the Plan Administrator will be in accordance with the terms of the Plan and not contrary to the provisions of the Employee Retirement Income Security Act of 1974 and the regulations issued thereunder.

         (c) DIRECTIONS BY OTHERS: The Trustee will not be answerable for any action taken pursuant to any direction, consent, certificate, or other paper or document on the belief that the same is genuine and signed by the proper person. All directions by the Employer, a Participant or the Plan Administrator will be in writing. The Plan Administrator will deliver to the Trustee certificates evidencing the individual or individuals authorized to act as the Administrator and will deliver to the Trustee specimens of their signatures.

         (d) DUTIES AND OBLIGATIONS LIMITED BY THE PLAN: The duties and obligations of the Trustee will be limited to those expressly imposed upon it by this Plan or subsequently agreed upon by the parties. Responsibility for administrative duties required under the Plan or applicable law not expressly imposed upon or agreed to by the Trustee, will rest solely with the Sponsor and with the Administrator.

         (e) INDEMNIFICATION OF TRUSTEE: The Trustee will be indemnified and saved harmless by the Employer against any and all liability to which the Trustee may be subjected, including all expenses reasonably incurred in its defense, for any action or failure to act resulting from compliance with the Employer's instructions, the Employer's employees or agents, the Administrator, or any other Plan Fiduciary, and for any liability arising from the actions or non-actions of any predecessor Trustees or Plan Fiduciary.

         (f) TRUSTEE NOT RESPONSIBLE FOR APPLICATION OF PAYMENTS: The Trustee will not be responsible in any way for the application of any payments it is directed to make or for the adequacy of the Fund to meet and discharge any and all liabilities under the Plan.

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

         (g) MULTIPLE TRUSTEES: If more than one Trustee is appointed, any single Trustee may act independently in undertaking any act and/or transaction on behalf of the Trust unless the Trustees have agreed by a majority vote that a particular action, including signing documents or checks, must be approved by a majority vote before it can be undertaken.

         (h) LIMITATION OF LIABILITY: No Trustee will be liable for the act of any other Trustee or Fiduciary unless the Trustee has knowledge of such act.

         (i) TRUSTEE AS PARTICIPANT OR BENEFICIARY: Trustee will not be prevented from receiving any benefits to which it may be entitled as a Participant or Beneficiary in the Plan, so long as the benefits are computed and paid on a basis that is consistent with the terms of the Plan as applied to all other Participants and Beneficiaries.

         (j) NO SELF-DEALING: The Trustee will not (1) deal with the assets of the Trust Fund in its own interest or for its own account;
                  (2) in its individual or in any other capacity, act in any transaction involving the Trust Fund on behalf of a party (or represent a party) whose interests are adverse to the interests of the Plan, or its Participants or Beneficiaries; or (3) receive any consideration for its own personal accounts from any party dealing with the Plan in connection with a transaction involving assets of the Trust Fund.

7.10     APPOINTMENT OF INVESTMENT MANAGER
         The Trustee, if so directed by the Sponsor, will appoint an Investment Manager to manage and control the investment of all or any portion of the Trust Fund. Each Investment Manager will be either (a) an investment advisor registered under the Investment Advisors Act of 1940; (b) a bank as defined in that Act; or (c) an insurance company qualified to manage, acquire or dispose of any asset of the Trust under the laws of more than one state. An Investment Manager must acknowledge in writing that it is a Fiduciary. The Sponsor will enter into an agreement with an Investment Manager specifying the duties and compensation of the Investment Manager and further specifying any other terms and conditions under which the Investment Manager will be retained. The Trustee will not be liable for any act or omission of an Investment Manager, and will not be liable for following the advice of an Investment Manager with respect to any duties delegated by the Sponsor to the Investment Manager. The Sponsor will determine the portion of the Trust Fund to be invested by an Investment Manager and will establish investment objectives and guidelines for the Investment Manager to follow.

7.11     ASSIGNMENT AND ALIENATION OF BENEFITS
         Except as may otherwise be permitted under Code ss.401(a)(13)(C) effective August 5, 1997, or as may otherwise be permitted under a Qualified Domestic Relations Order as provided in Section 8.11, or as otherwise be permitted under Section 7.14 if loans to Participants are permitted, no right or claim to, or interest in, any part of the Trust Fund, or any payment therefrom, will be assignable, transferable, or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution, or levy of any kind, and the Trustees will not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute, or anticipate the same, except to the extent required by law.

7.12     EXCLUSIVE BENEFIT RULE
         All contributions made by an Employer (whether or not the Employer is an Affiliated Employer with one or more other Adopting Employers) to the Trust Fund will be used for the exclusive benefit of all Participants and their Beneficiaries and will not be used for nor diverted to any other purpose except the payment of the costs of maintaining the Plan.

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

7.13     PURCHASE OF INSURANCE
         Subject to any rules or procedures that may be established by the Administrator under paragraph (k) below, the Trustee may purchase life insurance Policies on the life of a Participant and/or the Participant's Spouse in accordance with the following provisions:

         (a) OWNERSHIP OF POLICIES: All life insurance Policies will be vested exclusively in the Trustee and will be payable to the Trustee, subject to the rights of the Beneficiaries hereunder unless the Trustee permits the designation of a named beneficiary other than the Trustee. However, notwithstanding the foregoing, no Trustee who is also a Participant may, except in a fiduciary capacity, exercise any ownership rights with respect to any Policy insuring the life of such Trustee in his or her capacity as a Participant.

         (b) PRIMARY LIMIT ON PREMIUMS: At the direction of the Administrator, the Trustee will purchase Policies on the life of the Participant, provided that the aggregate premiums on ordinary life insurance Policies must be less than 50% of the Participant's Account balance; (2) the aggregate premiums on term life insurance Policies, universal life insurance Policies and all other life insurance Policies which are not ordinary life insurance Policies must be less than 25% of the Participant's Account balance; and (3) the sum of one-half of the premiums on ordinary life insurance Policies and the total of all other life insurance premiums cannot exceed 25% of the Participant's Account balance. For purposes of this Section, an ordinary life insurance Policy is an insurance policy that has a non-decreasing death benefit and also has a non-increasing premium.

         (c) ALTERNATE LIMIT ON PREMIUMS: Notwithstanding paragraph (a), a Participant may elect that up to 100% of his or her Rollover Account, and up to 100% of the portion of his or her Vested Participant's Account that has accumulated in the Plan for at least 2 years, be used to purchase Policies on the life of the Participant's life, the life of the Participant's Spouse, and/or the joint lives of the Participant and the Participant's Spouse. Likewise, a Participant who has participated in the Plan for at least 5 years may elect that up to 100% of his or her Rollover Account, and up to 100% of his or her Vested Participant's Account balance, be used to purchase Policies on the life of the Participant, the life of the Participant's Spouse, and/or the joint lives of the Participant and his or her Spouse.

         (d) PAYMENT OF PREMIUMS: If Employer contributions are inadequate to pay all premiums on Policies, the Trustees may, at the direction of the Plan Administrator, utilize other amounts remaining in the Trust Fund to pay the premiums, allow the Policies to lapse, reduce the Policies to a level at which they may be maintained, or borrow against the Policies on a prorated basis if borrowing does not discriminate in favor of Policies issued on the lives of officers, Shareholder-Employees and/or Highly Compensated Employees.

         (e) PAYMENT OF PREMIUMS FROM LOANS: The Trustees may pay premiums when due from the loan values of the Policies themselves if
                  (1) any such loan is made against all of the Policies in proportion to their respective cash surrender values, and (2) all such loans are repaid in proportion to the cash surrender value of such Policies.

         (f) POLICY DIVIDENDS: Any insurer payments that are paid to the Trustee on account of experience credits, dividends, or surrender or cancellation credits, will be applied by the Employer within the current or next succeeding Plan Year toward premiums due.

         (g) CONFLICT WITH PLAN: Subject to the provisions of paragraph (j) below, if the provisions of any insurance Policy purchased hereunder conflict with the terms of this Plan, the provisions of the Plan will control.

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

         (h) DISPOSITION OF POLICIES UPON TERMINATION: If a Terminated Participant's Vested Interest equals or exceeds the cash surrender value of any Policies issued on his life, the Trustee, with the consent of both the Administrator and the Terminated Participant, will transfer such Policies to the Terminated Participant, together with any restrictions the Administrator may impose concerning the Terminated Participant's right to surrender, assign, or otherwise realize cash on such Policies prior to his Normal Retirement Date. If the Terminated Participant's Vested Interest in his Participant's Account is less than the cash surrender values of such Policies, the Administrator may permit him to pay the Trustee the sum required to make distribution equal to the value of the Policies being assigned or transferred, or the Trustee may borrow the cash surrender values of the Policies from the insurer and then assign the Policies to the Terminated Participant.

         (i) DISPOSITION OF POLICIES AT RETIREMENT: When a Participant retires, the Trustee, at the direction of the Administrator, must, with respect to any Policies purchased on the life of such Participant under paragraph (b), either (1) transfer them to the Participant, (2) with the Participant's consent, borrow their cash surrender values and transfer them to the Participant subject to the loan, or (3) surrender them for their cash surrender values. If options (2) or (3) are elected, the cash surrender values will be added to the Participant's Account for distribution in accordance with
                  Section 5.1.

         (j) FIDUCIARIES AND INSURERS PROTECTED: Neither the Trustee, Employer, Administrator, nor any Fiduciary will be responsible for the validity of any Policy or the failure of any insurer to make payments thereunder, or for the action of any person which may delay payment or render a Policy void in whole or in part. No insurer which issues a Policy will be deemed a party to this Plan for any purpose or to be responsible for its validity; nor will it be required to look into the terms of the Plan nor to question any action of the Trustee. The obligations of the insurer will be determined solely by the Policy's terms and any other written agreements between it and the Trustee. The insurer will act only at the written direction of the Trustee, and will be discharged from all liability with respect to any amount paid to the Trustee. The insurer will not be obligated to see that any money paid by it to the Trustee or any other person is properly distributed or applied.

         (k) ESTABLISHMENT OF ADMINISTRATIVE PROCEDURES: The Administrator may in a separate written document establish rules or procedures regarding the conditions under which Policies can be purchased by the Trustee. Such separate written document, when properly executed, will be deemed incorporated in this Plan. The rules or procedures therein may be modified or amended by the Administrator without the necessity of amending this Section, but any such modifications must be communicated to Participants in the manner described in Section 8.9. Notwithstanding the foregoing, (1) a summary plan description or summary of material modifications thereto in which the rules or procedures regarding the purchase of insurance Policies is described will be considered a separate written document sufficient to satisfy the requirements (including the execution requirement) of this paragraph; and (2) any rules or procedures established under this paragraph must be applied by the Administrator in a uniform nondiscriminatory manner.

7.14     LOANS TO PARTICIPANTS
         Subject to any rules or procedures set forth in a written loan policy that may be established by the Administrator under paragraph (m) below, the Trustee may permit loans to be made from the Trust Fund to Participants and Beneficiaries, and subject to any such rules or procedures, all loans will be made in accordance with the following provisions:

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         (a)      LOANS MUST BE NONDISCRIMINATORY: The Administrator will have the sole right to approve or disapprove a loan application, but loans will be made available to all Participants on a reasonably equivalent basis. Loans will not be made available to HCEs in an amount greater than the amount made available to other Employees.

         (b) LOANS TO OWNER-EMPLOYEES OR SHAREHOLDER-EMPLOYEES: No loan will be made to or continued in effect for a Participant who is or who becomes an Owner-Employee or a Shareholder-Employee except to the extent any such loan is treated as a prohibited transaction (if required) under Code ss.4975 or other applicable Code provision.

         (c) WRITTEN LOAN AGREEMENT: All loans must be evidenced by a legally enforceable agreement (which may include more than one document) set forth in writing or in such other form as may be approved by the Internal Revenue Service, and the terms of such agreement must specify the amount and term of the loan, and the repayment schedule.

         (d) MINIMUM PERMITTED LOAN AMOUNT: The Administrator, as part of the written loan policy, may set a minimum permitted loan amount not to exceed $1,000.

         (e) MAXIMUM PERMITTED LOAN AMOUNT: No loan, when added to the outstanding balance of all other loans to the Participant, will exceed the lesser of (1) $50,000 reduced by the excess, if any, of the Participant's highest outstanding balance of loans during the 1-year period ending on the day before the loan was made, over the Participant's outstanding balance of loans on the day the loan was made; or (2) one-half of the Participant's Vested Aggregate Account. However, notwithstanding the limitation in (2), the Administrator may, as part of a written loan policy, permit a Participant whose Vested Aggregate Account balance is $20,000 or less to borrow an amount that does not exceed the lesser of $10,000 or 100% of the Participant's Vested Aggregate Account balance if adequate security is provided on the loan amount in excess of that determined in (2) above.

         (f)      AGGREGATION OF PLANS: In applying the limitations in paragraph
                  (e) above, all loans from all plans of the Employer and Affiliated Employers will be aggregated. An assignment or pledge of any portion of the Participant's Vested Aggregate Account balance, and a loan, pledge, or assignment with respect to any insurance contract purchased by the Plan, will be treated as a loan under the terms of this Section.

         (g) LOANS MUST BEAR REASONABLE INTEREST: Any loan must bear interest at a rate reasonable at the time of application, considering the purpose of the loan and the rate being charged by representative commercial banks in the local area for a similar loan, unless the Administrator sets forth a different method for determining loan interest rates in its loan procedures such as using the prime rate or some other rate based on the prime rate. The loan agreement will also provide for the payment of principal and interest not less frequently than quarterly. Such interest will be credited either directly to the Participant's Account, or in the alternative to the general Trust Fund, as set forth in the loan policy.

         (h) LOANS MUST BE SECURED: If a Participant's loan application is approved by the Administrator, such Participant will be required to execute a note, a loan agreement and an assignment of his or her Vested Aggregate Account as collateral for the loan. The Administrator, on a nondiscriminatory basis, may permit a Participant to pledge outside security in lieu of pledging his or her Vested Aggregate Account as collateral.

         (i) TERMS OF REPAYMENT: The term of a loan will not exceed five years except, if permitted by the loan policy, in the case of a loan made for the purpose of acquiring any house, apartment, condominium, or mobile home (not used on a transient basis) which is used or is to be used within a reasonable time as the


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                  principal residence of the Participant. The term of a loan will be determined by the Administrator considering the maturity dates quoted by representative commercial banks in the local area for a similar loan.

         (j) SUSPENSION OF INSTALLMENT PAYMENTS: The loan policy may provide that loan installment payments will be suspended as permitted under Code ss.414(u)(4) effective December 12, 1994. The loan policy may also provide that installment payments will be suspended for a period not longer than one year in which the Participant is on a leave of absence, either without pay or at a rate of pay (after income and employment tax withholding) that is less than the amount of the installment payments required under the terms of the loan. However, even if installments payment are suspended due to a leave of absence, the loan must still be repaid by the latest date permitted under the original terms of the loan and the installments due after the leave ends (or, if earlier, after the first year of the leave) must not be less than those required under the original terms of the loan.

         (k) LOANS MAY BE LIMITED TO HARDSHIP: The loan policy may provide that loans will only be made to Participants who have a financial hardship and lack available resources to satisfy the hardship. The loan policy will set forth the criteria for financial hardship.

         (l) CONTRIBUTIONS THAT CAN BE LOANED: As part of the loan policy, the Administrator may limit loans to a Participant's balance in a specified account or accounts.

         (m) ESTABLISHMENT OF ADMINISTRATIVE PROCEDURES: The Administrator may, in a separate written loan policy, establish rules or procedures regarding the conditions under which the Trustee can make loans to Participants. Such separate written document, when properly executed, will be deemed incorporated in this Plan. The rules or procedures therein may be modified or amended by the Administrator without the necessity of amending this Section, but any such modifications must be communicated to Participants in the manner described in
                  Section 8.9. Notwithstanding the foregoing, (1) a summary plan description or summary of material modifications thereto in which the rules or procedures regarding loans to Participants are described will be considered a separate written document sufficient to satisfy the requirements (including the execution requirement) of this paragraph; and (2) any rules or procedures established hereunder must be applied by the Administrator in a uniform nondiscriminatory manner.

7.15     DIRECTED INVESTMENT ACCOUNTS
         Subject to any rules or procedures that may be established by the Administrator under paragraph (h) below, the Trustee may permit Participants to direct the investment of one or more of their accounts, and subject to any such rules or procedures, investment directives will be given in accordance with the following provisions:

         (a) ACCOUNTS THAT CAN BE DIRECTED: The Administrator will designate which accounts a Participant or other payee can direct, and whether the Participant or payee can direct all or only a portion of each such account. Any such designation can be changed by the Administrator from time to time by communicating new procedures to the Participants.

         (b) INVESTMENT FUNDS: Any amount a Participant or other payee directs will be put into a segregated investment selected by the Participant; or alternative investment funds established by the Trustee as part of the overall Trust Fund. Such alternative investment funds will be under the full control and management of the Trustee. Alternatively, if investments outside the Trustee's control are allowed, Participants and


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

                  other payees may not direct that investments be made in collectibles, other than U.S. Government gold and silver coins. The Administrator or Trustee will have the authority to refuse any investment directed by the Participant or other payee if that investment would be administratively burdensome, or if for any reason the Administrator or Trustee believes such investment would or might constitute a prohibited transaction as defined in ERISA ss.406 or Code ss.4975. In the event a Participant or other payee fails to make a timely investment election, at the Administrator's discretion either no election will be deemed to have been made or the Participant or other payee will be considered to have made an election to invest 100% of his or her account in an investment option, the primary objective of which is the preservation of principal, until such time as an investment decision by the Participant or other payee becomes effective.

         (c) INVESTMENT DESIGNATION FORM: A Participant's investment direction will be made in a form acceptable to, and in accordance with procedures established by, the Administrator. Unless changed by procedures established by the Administrator and communicated to Participants and other payees, (1) a Participant or other payee may change an investment election by filing a new investment designation form with the Administrator or the Administrator's designee; (2) any change will be effective no later than the first day of the next investment election period; and (3) investment election periods will be established at the discretion of the Administrator but in any event will occur no less frequently than once in every 12-month period or, at the discretion of the Administrator and the Trustee, once in every 3-month or 6-month period or at such other more frequent time which is uniformly available as determined and promulgated by the Administrator and the Trustee.

         (d) TRANSFERS BETWEEN FUNDS: Unless changed by procedures established by the Administrator and communicated to Participants and other payees, if multiple investment fund options are made available, a Participant or other payee may elect to transfer all or part of his or her Account in one or more of the investment funds from one investment fund to another investment fund by filing an investment designation form with the Administrator or with the Administrator's designee within a reasonable administrative period prior to the next period for which investment options may be elected to be transferred. The funds will be transferred by the Trustee or the Administrator's designee as soon as practicable prior to, or by the start of, the new election period. If made available, telephone or other electronic or computer transfers will be permitted under uniform procedures approved adopted by the Administrator and agreed to by the Trustee.

         (e) ADMINISTRATOR RESPONSIBILITY: Either the Administrator or the Administrator's designee will be responsible when transmitting Employer and Employee contributions or other Trust Fund assets to indicate the dollar amount which is to be credited to each investment fund on behalf of each Participant or other payee.

         (f) NO ADMINISTRATOR LIABILITY: Except as otherwise provided herein, neither the Trustee, nor the Administrator, nor the Employer, nor any Fiduciary of the Plan will be liable to the Participant or other payee (or to his or her Beneficiaries) for any loss resulting from action taken under this Section at the direction of the Participant or other payee.

         (g) CHARGES AND FEES: Any charge or fee which may be imposed by the Trustee or by any broker, investment advisor, or otherwise, including legal fees, incurred in connection with a Participant's direction under this Section of any Plan account maintained on the Participant's behalf may be charged to and paid from the assets of such account.

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

         (h) ESTABLISHMENT OF ADMINISTRATIVE PROCEDURES: All investment designations made by Participants are to be made subject to and in accordance with such rules or procedures as the Administrator may adopt. At the discretion of the Administrator and the Trustee, such rules or procedures will permit sufficient selection among investment alternatives to satisfy the provisions of DOL Regulation ss.2550.404(c)-1. Such rules or procedures, when properly executed in a written document, will be deemed incorporated in this Plan. The rules or procedures therein may be modified or amended by the Administrator without the necessity of amending this Section, but any such modifications must be communicated to Participants in the manner described in Section 8.9. Notwithstanding the foregoing, (1) a summary plan description or summary of material modifications thereto in which the rules or procedures regarding investment designations are described will be considered a separate written document sufficient to satisfy the requirements (including the execution requirement) of this paragraph; and (2) any rules or procedures established under this paragraph must be applied in a uniform nondiscriminatory manner.

7.16     SUPERSEDING TRUST OR CUSTODIAL AGREEMENT
         If any assets of the Plan are invested in a separate trust or custodial account maintained by a Trustee or custodian, the provisions of such separate trust or custodial agreement will supersede all provisions of this Article 7 except Sections 7.11, 7.12, 7.13 and 7.14. In addition, in the absence of a specific provision in such separate trust or custodial agreement regarding the valuation of securities held by the Trust Fund, Section 7.3 will not be superseded by any such separate trust or custodial account. If such separate trust or custodial account should for any reason fail, be found invalid or terminate prior to the termination of this Plan and the distribution of all the assets hereof, this Article 7 will be deemed to have again become effective immediately prior to such failure, invalidity or termination.

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                                   ARTICLE 8
                           DUTIES OF THE ADMINISTRATOR

8.1      APPOINTMENT, RESIGNATION, REMOVAL AND SUCCESSION
         Each Administrator appointed by the Sponsor will continue until his or her death, resignation, or removal at any time, with or without cause, by the Sponsor, and any Administrator may resign by giving 30 days written notice to the Sponsor. If an Administrator dies, resigns, or is removed by the Sponsor, such Administrator's successor will be appointed as promptly as possible, and such appointment will become effective upon its acceptance in writing by such successor Administrator. Pending the appointment and acceptance of any successor Administrator, any then acting or remaining Administrator will have full power to act.

8.2      POWERS AND DUTIES OF THE ADMINISTRATOR
         The powers and duties of the Administrator will include (a) appointing the Plan's attorney, accountant, actuary, or any other party needed to administer the Plan; (b) directing the Trustees with respect to payments from the Trust Fund; (c) deciding if an applicant is entitled to a benefit from the Plan, which will be paid only if the Administrator in its sole discretion decides that the applicant is entitled to it; (d) communicating with Employees regarding their participation and benefits, including the administration of all claims procedures; (e) filing any returns and reports with the Internal Revenue Service, Department of Labor, or any other governmental agency;
         (f) reviewing and approving any financial reports, investment reviews, or other reports prepared by any party under (a) above; (g) establishing a funding policy and investment objectives consistent with the purposes of the Plan and the Employee Retirement Income Security Act of 1974; (h) construing and resolving any question of Plan interpretation; and (i) making any findings of fact the Administrator deems necessary to proper Plan administration.

8.3      APPOINTMENT OF ADMINISTRATIVE COMMITTEE
         The Employer may elect to appoint one or more members to an Administrative/Advisory Committee (to be known as the "Committee"), to which the Sponsor may elect to delegate certain of its responsibilities as Plan Administrator. Members of the Committee need not be Participants or Beneficiaries, and officers and directors of the Sponsor will not be precluded from serving as members. A member will serve until his or her resignation, death, or disability, or until removed by the Sponsor. In the event of any vacancy arising by reason of the death, disability, removal, or resignation of a member of the Committee, the Sponsor may, but is not required to, appoint a successor to serve in his or her place. The Committee will select a chairman and a secretary from among its members. Members of the Committee will serve in such capacity without compensation. The Committee will act by majority vote.

8.4      FINALITY OF ADMINISTRATIVE DECISIONS
         The Administrator's interpretation of Plan provisions, and any findings of fact, including eligibility to participate and eligibility for benefits, are final and will not be subject to "de novo" review unless shown to be arbitrary and capricious.

8.5      MULTIPLE ADMINISTRATORS
         If there is more than one Administrator, the Administrators may delegate specific responsibilities among themselves, including the authority to execute documents unless the Sponsor revokes such delegation. The Sponsor and Trustee will be notified in writing of any such delegation of responsibilities, and the Trustee thereafter may rely upon any documents executed by the appropriate Administrator.

8.6      COMPENSATION AND EXPENSES
         The Administrator, the Committee and any party appointed by the Administrator under Section 8.7 may receive such compensation as agreed upon by the Sponsor, provided that any person who already receives full-time pay from the Employer may not receive any fees for services


                                     - 77 -


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         to the Plan as Administrator or in any other capacity. The Sponsor will pay all "settlor" expenses (as described in DOL Advisory Opinion 2001-01-A) incurred by the Administrator, the Committee or any party appointed under Section 8.7 in the performance of their duties. The Sponsor may, but is not required to pay, all "non-settlor" expenses incurred by the Administrator, the Committee, or any party appointed under Section 8.7 in the performance of their duties. Any "non-settlor" expenses incurred by the Administrator, the Committee or any party appointed under Section 8.7 that the Sponsor elects not to pay will be reimbursed from Trust Fund assets. Any expenses paid from the Trust
         Fund will be charged to each Adopting Employer in the ratio that each Adopting Employer's Participants' Accounts bears to the total of all the Participants' Accounts maintained by this Plan, or in any other reasonable method elected by the Administrator.

8.7      APPOINTMENT OF AGENTS AND COUNSEL
         The Administrator (or Committee) may appoint such actuaries, accountants, custodians, counsel, agents, consultants, and other persons the Administrator (or Committee) deems necessary to the administration and operation of the Plan. The actions of any such third parties will be subject to the limitations described in Section 7.8 of the Plan; and no such third parties will be given any authority or discretion concerning the management and operation of the Plan that would cause them to become Fiduciaries of the Plan.

8.8      CORRECTING ADMINISTRATIVE ERRORS
         The Administrator may take such steps as it considers necessary and appropriate in its discretion to remedy administrative or operational errors. Such steps may include, but will not be limited to the following: (a) taking any action required under the employee plans compliance resolution system of the Internal Revenue Service, any asset management or fiduciary conduct error correction program available through the Internal Revenue Service, United States Department of Labor or other governmental administrative agency; (b) a reallocation of Plan assets; (c) adjustments in amounts of future payments to Participants, Beneficiaries or Alternate Payees; and (d) institution and prosecution of actions to recover benefit payments made in error or on the basis of incorrect or incomplete information.

8.9      PROMULGATING NOTICES AND PROCEDURES
         The Sponsor and Administrator are given the power and responsibility to promulgate certain written notices, policies and/or procedures under the terms of the Plan and disseminate same to the Participants, and the Administrator may satisfy such responsibility by the preparation of any such notice, policy and/or procedure in a written form which can be published and communicated to a Participant in one or more of the following ways: (a) by distribution in hard copy; (b) through distribution of a summary plan description or summary of material modifications thereto which sets forth the policy or procedure with respect to a right, benefit or feature offered under the Plan; (c) by e-mail, either to a Participant's personal e-mail address or his or her Employer-maintained e-mail address; and (d) by publication on a web-site accessible by the Participant, provided the Participant is notified of the web-site publication. Any notice, policy and/or procedure provided through an electronic medium will only be valid if the electronic medium which is used is reasonably designed to provide the notice, policy and/or procedure in a manner no less understandable to the Participant than a written document, and under such medium, at the time the notice, policy and/or procedure is provided, the Employee may request and receive the notice, policy and/or procedure on a written paper document at no charge.

8.10     CLAIMS PROCEDURES
         The procedures in this Section will be the sole and exclusive remedy for an Employee, Participant or Beneficiary ("Claimant") to make a claim for benefits under the Plan. These procedures will be administered and interpreted in a manner consistent with the requirements of ERISA ss.503 and the regulations thereunder. Any


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         electronic notices provided by the Administrator will comply with the standards imposed under regulations issued by the Department of Labor. All claims determinations made by the Administrator (and when applicable by the Committee if one has been appointed under Section 8.3) and will be made in accordance with the provisions of this Section and the Plan, and will be applied consistently to similarly situated Claimants. For purposes of this Section 8.10, if a Committee has not been appointed under Section 8.3, any reference to Committee will be considered a reference to the Administrator.

         (a) WRITTEN CLAIM: A Claimant, or the Claimant's duly authorized representative, may file a claim for a benefit to which the Claimant believes that he or she is entitled under the Plan. Any such claim must be filed in writing with the Administrator.

         (b) DENIAL OF CLAIM: The Administrator, in its sole and complete discretion, will make all initial determinations as to the right of any person to benefits. If the claim is denied in whole or in part, the Administrator will send the Claimant a written or electronic notice, informing the Claimant of the denial. The notice must be written in a manner calculated to be understood by the Claimant and must contain the following information: the specific reason(s) for the denial; a specific reference to pertinent Plan provisions on which the denial is based; if additional material or information is necessary for the Claimant to perfect the claim, a description of such material or information and an explanation of why such material or information is necessary; and an explanation of the Plan's claim review (i.e., appeal) procedures, the time limits applicable to such procedures, and the Claimant's right to request arbitration if the claim denial is upheld in whole or in part on appeal. Written or electronic notice of the denial will be given within a reasonable period of time (but no later than 90 days) from the date the Administrator receives the claim, unless special circumstances require an extension of time for processing the claim. In no event may the extension exceed 90 days from the end of the initial 90-day period. If an extension is necessary, prior to the expiration of the initial 90-day period, the Administrator will send the Claimant a written notice, indicating the special circumstances requiring an extension and the date by which the Administrator expects to render a decision.

         (c) REQUEST FOR APPEAL: If the Administrator denies a claim in whole or in part, the Claimant may elect to appeal the denial. If the Claimant does not appeal the denial pursuant to the procedures set forth herein, the denial will be final, binding and unappealable. A written request for appeal must be filed by the Claimant (or the Claimant's duly authorized representative) with the Committee within 60 days after the date on which the Claimant receives the Administrator's notice of denial. If a request for appeal is timely filed, the Claimant will be afforded a full and fair review of the claim and the denial. As part of this review, the Claimant may submit written comments, documents, records, and other information relating to the claim, and the review will take into account all such comments, documents, records, or other information submitted by the Claimant, without regard to whether such information was submitted or considered in the Administrator's initial benefit determination. The Claimant also may obtain, free of charge and upon request, records and other information relevant to the claim, without regard to whether such information was relied upon by the Administrator in making the initial benefit determination.

         (d) REVIEW OF APPEAL: The Committee will determine, in its sole and complete discretion, whether to uphold all or a portion of the initial claim denial. If, on appeal, the Committee determines that all or a portion of the initial denial should


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

                  be upheld, the Committee will send the Claimant a written or electronic notice informing the Claimant of its decision to uphold all or a portion of the initial denial, written in a manner calculated to be understood by the Claimant and containing the following information: the specific reason(s) for the denial; a specific reference to pertinent Plan provisions on which the denial is based; a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents and other information relevant to the claim; and an explanation of the Claimant's right to request arbitration and the applicable time limits for doing so. Written or electronic notice will be given within a reasonable period of time (but no later than 60 days) from the date the Committee receives the request for appeal, unless special circumstances require an extension of time for reviewing the claim, but in no event may the extension exceed 60 days from the end of the initial 60-day period. If an extension is necessary, prior to the expiration of the initial 60-day period, the Committee will send the Claimant a written notice, indicating the special circumstances requiring an extension and the date by which the Committee expects to render a decision.

         (e) ALTERNATIVE TIME FOR AN APPEAL TO BE DECIDED: Notwithstanding paragraph (d), if the Committee holds regularly scheduled meetings on a quarterly or more frequent basis, the Committee may make its determination of the claim on appeal at its next regularly scheduled meeting if the Committee receives the written request for appeal more than 30 days prior to its next regularly scheduled meeting or at the regularly scheduled meeting immediately following the next regularly scheduled meeting if the Committee receives the written request for appeal within 30 days of the next regularly scheduled meeting. If special circumstances require an extension, the decision may be postponed to the third regularly scheduled meeting following the Committee's receipt of the written request for appeal if, prior to the expiration of the initial time period for review, the Claimant is provided with written notice, indicating the special circumstances requiring an extension and the date by which the Committee expects to render a decision. If the extension is required because the Claimant has not provided information that is necessary to decide the claim, the Committee may suspend the review period from the date on which notice of the extension is sent to the Claimant until the date on which the Claimant responds to the request for additional information.

         (f) RIGHT OF ARBITRATION: If a Claimant wishes to contest a final decision of the Committee, the Claimant may request arbitration. If the Claimant does not request arbitration pursuant to the procedures herein, the decision of the Committee will be final, binding and unappealable. A written request for arbitration must be filed by the Claimant (or the Claimant's authorized representative) with the Committee within 15 days after the date the Claimant receives the written decision of the Committee. If a request for arbitration is timely filed, the Claimant and the Committee will each name an arbitrator within 20 days after the Committee receives the Claimant's written request for arbitration. The two arbitrators will jointly name a third arbitrator within 15 days after their appointment. If either party fails to select an arbitrator within the 20 day period, or if the two arbitrators fail to select a third arbitrator within 15 days after their appointment, then the presiding judge of the county court (or its equivalent) in the county in which the principal office of the Sponsor is located will appoint such other arbitrator or arbitrators. The arbitrators will render a decision within 60 days after their appointment and will conduct all proceedings pursuant to the laws of the state in which the Sponsor's principal place of business is located and the then current Rules of the American Arbitration Association governing commercial transactions, to the extent that such rules are not inconsistent with applicable state law. The cost of the arbitration procedure will be borne by the losing party or, if the decision is not clearly in favor of one party or the other, in the manner determined by the arbitrators. The arbitration proceeding provided for in this Section will be the sole and exclusive remedy of a Claimant to contest decisions of the Committee under this Plan, and the arbitrators' decision will be final, binding and unappealable.

8.11     QUALIFIED DOMESTIC RELATIONS ORDERS
         A Qualified Domestic Relations Order, or QDRO, is a signed domestic relations order issued by a State Court that creates, recognizes or assigns to an alternate payee(s) the right to receive all or part of a Participant's Plan benefit. An alternate payee is a Spouse, former Spouse, child, or other dependent of a Participant who is treated as a Beneficiary under the Plan as a result of the QDRO. The Administrator may establish QDRO procedures, but in the absence of such procedures, the Administrator will determine if a domestic relations order is a Qualified Domestic Relations Order in accordance with the following provisions:

         (a) ADMINISTRATOR'S DETERMINATION: Promptly upon receipt of a domestic relations order, the Administrator will notify the Participant and any alternate payee(s) named in the order of such receipt, and will include a copy of this Section. Within a reasonable time after receipt of the order, the Administrator will make a determination as to whether or not the order is a QDRO as defined in Code ss.414(p) and will promptly notify the Participant and any alternate payee(s) in writing of the determination.

         (b) SPECIFIC REQUIREMENTS OF QDRO: In order for a domestic relations order to be a Qualified Domestic Relations Order, it must specifically state all of the following: (1) the name and last known mailing address (if any) of the Participant and each alternate payee covered by the order; (2) the dollar amount or percentage of the benefit to be paid to each alternate payee, or the manner in which the amount or percentage will be determined; (3) the number of payments or period for which the order applies; and (4) the name of the plan to which the order applies. The domestic relations order will not be deemed a Qualified Domestic Relations Order if it requires the Plan to provide any type or form of benefit, or any option not already provided for in the Plan, or increased benefits, or benefits in excess of the Participant's Vested Interest, or payment of benefits to an alternate payee required to be paid to another alternate payee under another QDRO.

         (c) DISPUTED ORDERS: If there is a question as to whether or not a domestic relations order is a Qualified Domestic Relations Order, there will be a delay in any payout to any payee including the Participant, until the status is resolved. In such event, the Administrator will segregate the amount that would have been payable to the alternate payee(s) if the order had been deemed a QDRO. If the order is not determined to be a QDRO, or the status is not resolved (for example, it has been sent back to the Court for clarification or modification) within 18 months beginning with the date the first payment would have to be made under the order, the Administrator will pay the segregated amounts plus interest to the person(s) who would have been entitled to the benefits had there been no order. If a determination as to the Qualified status of the order is made after the 18-month period, then the order will only be applied on a prospective basis. If the order is determined to be a QDRO, the Participant and alternate payee(s) will again be notified promptly after such determination. Once an order is deemed a QDRO, the Administrator will pay to the alternate payee(s) all the amounts due under the QDRO, including segregated amounts plus interest that may have accrued during a dispute as to the order's qualification.

         (d) PAYMENT PRIOR TO TERMINATION OF EMPLOYMENT: A QDRO may provide for the payment of benefits to an alternate payee prior to the time a Participant has terminated employment. Further, such payment can be made even if the affected Participant has not yet reached the Earliest Retirement Age, which is the earlier of (1) the date on which the Participant is entitled to a distribution under this Plan, or (2) the later of the date the Participant attains age 50 or the earliest date on which the Participant could receive benefits hereunder if the Participant terminated employment with the Employer.

         (e)      EFFECT OF QDRO ON SURVIVOR ANNUITY REQUIREMENTS:
                  Notwithstanding Sections 5.1, 5.2, 5.3 and 5.4 to the contrary, a Participant's benefits which are payable in the form of a Qualified Joint and Survivor Annuity or in the form of a Qualified Preretirement Survivor Annuity need not be paid in such form if such payment is inconsistent with, or has been modified by, the terms of a Qualified Domestic Relations Order.

                                    ARTICLE 9
                        AMENDMENT, TERMINATION AND MERGER

9.1      AMENDMENT OF THE PLAN
         The Sponsor, or, if there is no Sponsor, the Trustee, will have the right to amend the Plan at any time subject to the following provisions:

         (a)      GENERAL REQUIREMENTS: Amendments must be in writing and cannot
                  (1) increase the responsibilities of the Trustee or Administrator without written consent; (2) deprive any Participant or Beneficiary of benefits to which he or she is entitled; (3) decrease the amount of any Participant's Account except as permitted under Code ss.412(c)(8); (4) permit any part of the Trust to be used for or diverted to purposes other than the exclusive benefit of the Participants or their Beneficiaries except as required to pay taxes and administration expenses, or cause or permit any portion of the Trust Fund to revert to or become the property of the Employer; or (5) have the effect of eliminating or restricting the ability of a Participant or other payee to receive payment of his or her Account balance or benefit entitlement under a particular optional form of benefit provided under the Plan unless the provisions of subparagraphs (1) and (2) below are satisfied:

                  (1) LUMP SUM REQUIREMENT: The amendment provides a lump sum distribution form that is otherwise identical to the optional form of benefit that is restricted or eliminated. For this purpose, a lump sum distribution form is otherwise identical only if it is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the payee) except with respect to the timing of payments after commencement.

                  (2) EFFECTIVE DATE: The amendment cannot apply to any distribution with an Annuity Starting Date which is earlier than the earlier of (A) the 90th day after a Participant has been furnished with a summary plan description or other summary that reflects the amendment and that satisfies the ERISA requirements at 29 CFR 2520.104b-3 relating to a summary of material modifications; or (B) the first day of the second Plan Year following the Plan Year in which this amended Plan is adopted.

         (b) CERTAIN CORRECTIVE AMENDMENTS: For purposes of satisfying the minimum coverage requirements of Code ss.410(b), the nondiscriminatory amount requirement of regulation ss.1.401(a)(4)-1(b)(2), or the nondiscriminatory plan amendment requirement of regulation ss.1.401(a)(4)-1(b)(4), a corrective amendment may retroactively increase allocations for Employees who benefited under the Plan during the Plan Year being corrected, or may grant allocations to Employees who did not benefit under the Plan during the Plan Year being corrected. In addition, to satisfy the nondiscriminatory current availability requirement of regulation ss.1.401(a)(4)-4(b) for benefits, rights or features, a corrective amendment may make a benefit, right or feature available to Employees to whom it was previously not available. A corrective amendment will not be taken into account prior to the date of its adoption unless the amendment satisfies the applicable requirements of regulation ss.1.401(a)(4)-11(g)(3)(ii) through (vii), including the requirement that, in order to be effective for the preceding Plan Year, such amendment must be adopted by the 15th day of the 10th month after the close of the preceding Plan Year.

9.2      TERMINATION OF PLAN BY SPONSOR
         The Sponsor at any time can terminate the Plan and Trust in whole or in part in accordance with the following provisions:

         (a) TERMINATION OF PLAN: The Sponsor can terminate the Plan and Trust by filing written notice thereof with the Administrator and Trustee and by completely discontinuing contributions to the Plan. Upon any such termination, the Trustee will continue to administer the Trust until distribution has been made to the Participants and other payees, which distribution must occur as soon as administratively feasible after the termination of the Plan, and must be made in accordance with the provisions of Article 5 of the Plan, including Section 5.6(g) where applicable. However, the Administrator may elect not to distribute the Accounts of Participants and other payees upon termination of the Plan but instead to transfer the entire Trust Fund assets and liabilities attributable to this terminated Plan to another qualified plan maintained by the Employer or its successor.

         (b) VESTING REQUIREMENT: Upon complete termination of the Plan, or upon a complete discontinuance of contributions, all Participants who are affected by the termination, all Participants who have not incurred a Termination of Employment, and all Participants who have incurred a Termination of Employment but have not incurred a 5-year Break in Service will have a 100% Vested Interest in their unpaid Participant's Accounts. Upon partial termination of the Plan only those Participants who have incurred a Termination of Employment on account of the event which caused the partial termination but have not incurred a 5-year Break in Service will automatically have a 100% Vested Interest in their unpaid Participant's Accounts to the date of partial termination.

         (c) DISCONTINUANCE OF CONTRIBUTIONS ONLY: The Sponsor may elect at any time to completely discontinue contributions to the Plan but continue the Plan in operation in all other respects, in which event the Trustee will continue to administer the Trust until eventual full distribution of all benefits has been made to the Participants and other payees in accordance with
                  Article 5 after their death, retirement, Disability or Termination of Employment. Any such discontinuance of contributions without an additional notice of termination from the Sponsor to the Administrator and Trustee will not constitute a termination of the Plan.

9.3      TERMINATION OF PARTICIPATION BY ADOPTING EMPLOYER
         Any Adopting Employer may by written resolution terminate participation in the Plan at any time by notification to the Sponsor, the Administrator, and the Trustee. Such Adopting Employer may thereupon request a transfer of Trust Fund assets attributable to its Employees from this Plan to any successor qualified retirement plan maintained by the Adopting Employer or its successor. The Administrator may, however, refuse to make such transfer if in its considered opinion such transfer would operate to the detriment of any Participant, jeopardize the continued qualification of the Plan, or if such transfer does not comply with any requirements of the Internal Revenue Service. If no transfer is made, the provisions in the definition of Adopting Employer in Article 1 will apply with respect to the payment of benefits for Employees of such Adopting Employer.

9.4      MERGER OR CONSOLIDATION
         This Plan and Trust may not be merged or consolidated with, nor may any of its assets or liabilities be transferred to, any other plan, unless the benefits payable to each Participant if the Plan was terminated immediately after such merger, consolidation or transfer would be equal to or greater than the benefits such Participant would have been entitled to if this Plan had been terminated immediately before such merger, consolidation or transfer.

                                   ARTICLE 10
                            MISCELLANEOUS PROVISIONS

10.1     NO CONTRACT OF EMPLOYMENT
         Except as otherwise provided by law, neither the establishment of this Plan, nor any modification hereto, nor the creation of any fund or account, nor the payment of any benefits, will be construed as giving any Participant or other person any legal or equitable rights against the Employer, any officer or Employee thereof, or the Trustee, except as herein provided; and the terms of employment of any Participant will not be modified or affected by this Plan.

10.2     TITLE TO ASSETS
         No Participant or Beneficiary will have any right to, or any interest in, any assets of the Trust upon separation from service with the Employer, Affiliated Employer, or Adopting Employer, except as otherwise provided by the terms of the Plan.

10.3     QUALIFIED MILITARY SERVICE
         Notwithstanding any other provision of the Plan to the contrary, effective December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with the requirements of Code ss.414(u).

10.4     BONDING OF FIDUCIARIES
         Fiduciaries of this Plan will have only those duties that are specifically given to the Fiduciaries under the terms of this Plan. In addition, every Fiduciary other than a bank, an insurance company, or a Fiduciary of an Employer which has no common-law employees, will be bonded in an amount not less than 10% of the amount of funds under such Fiduciary's supervision, but such bond will not be less than $1,000 or more than $500,000. The bond will provide protection to the Plan against any loss for acts of fraud or dishonesty by a Fiduciary acting alone or in concert with others. The cost of such bond will be an expense of either the Employer or the Trust, at the election of the Employer.

10.5     SEVERABILITY OF PROVISIONS
         If any Plan provision is held invalid or unenforceable, such invalidity or unenforceability will not affect any other provision of this Plan, and this Plan will be construed and enforced as if such provision had not been included.

10.6     GENDER AND NUMBER
         Words used in the masculine gender will be construed as though they were also used in the feminine or neuter gender where applicable, and words used in the singular will be construed as though they were also used in the plural where applicable.

10.7     HEADINGS AND SUBHEADINGS
         Headings and subheadings are inserted for convenience of reference. They constitute no part of this Plan and are not to be considered in its construction.

10.8     LEGAL ACTION
         In any claim, suit or proceeding concerning the Plan and/or Trust which is brought against the Trustee or Administrator, the Plan and Trust will be construed and enforced according to the laws of the state in which the Employer maintains its principal place of business, to the extent that it is not preempted by ERISA; and unless otherwise prohibited by law, either the Employer or the Trust, in the sole discretion of the Employer, will reimburse the Trustee and/or Administrator for all costs, attorneys fees and other expenses associated with any such claim, suit or proceeding.

10.9     QUALIFIED PLAN STATUS
         This Plan and the related Trust Agreement are intended to be a qualified retirement plan under the provisions of Code ss.401(a) and ss.501(a).

10.10    MAILING OF NOTICES TO ADMINISTRATOR, EMPLOYER OR TRUSTEE
         Any notices, documents or forms required to be given to or filed with the Administrator, the Employer or the Committee will be hand delivered or mailed by first class mail, postage prepaid, to the Committee or Employer at the Employer's principal place of business. Any notices, documents or forms required to be given to or filed with the Trustee will be hand delivered or mailed by first class mail, postage prepaid, to the Trustee at its principal place of business.

10.11    PARTICIPANT NOTICES AND WAIVERS OF NOTICES TO PARTICIPANTS
         Whenever written notice is required to be given under the terms of this Plan, such notice will be deemed to be given on the date that such written notice is either hand delivered to the recipient or deposited at a United States Postal Service Station, first class mail, postage paid. Notice may be waived by any party otherwise entitled to receive written notice concerning any matter under the terms of this Plan.

10.12    NO DUPLICATION OF BENEFITS
         There will be no duplication of benefits under the Plan because of employment by more than one participating employer.

10.13    EVIDENCE FURNISHED CONCLUSIVE
         Anyone required to give evidence under the terms of the Plan may do so by certificate, affidavit, document or other information which the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. The Fiduciaries under the Plan will be fully protected in acting and relying upon any evidence described under this Section.

10.14    RELEASE OF CLAIMS
         Any payment to any Participant or Beneficiary, his or her legal representative, or to any guardian or committee appointed for such Participant or Beneficiary, will, to the extent thereof, be in full satisfaction of all claims hereunder against the Administrator and the Trustee, either of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as determined by the Administrator or the Trustee.

10.15    MULTIPLE COPIES OF PLAN AND/OR TRUST
         This Plan and the related Trust Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which will constitute one and the same Agreement or Trust Agreement, as the case may be, and will be binding on the respective successors and assigns of the Employer and all other parties.

10.16    LIMITATION OF LIABILITY AND INDEMNIFICATION
         In addition to and in furtherance of any other limitations provided in the Plan, and to the extent permitted by applicable law, the Employer will indemnify and hold harmless its board of directors (collectively and individually), if any, the Administrative/Advisory Committee (collectively and individually), if any, and its officers, partners who serve as a Trustee, Employees, and agents against and with respect to any and all expenses, losses, liabilities, costs, and claims, including legal fees to defend against such liabilities and claims, arising out of their good-faith discharge of responsibilities under or incident to the Plan, excepting only expenses and liabilities resulting from willful misconduct. This indemnity will not preclude such further indemnities as may be available under insurance purchased by the Employer or as may be provided by the Employer under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise, as such indemnities are permitted under state law. Payments with respect to any indemnity and payment of expenses or fees under this Section will be made only from assets of the Employer, and will not be made directly or indirectly from assets of the Trust Fund.

         IN WITNESS WHEREOF, this Plan and Trust have been executed by the Employer and the Trustees as of the day, month and year set forth on page 1 of this Agreement.



                                 HOT TOPIC, INC.


                                 By___________________________________________



                                 TRUSTEES


                                 _____________________________________________
                                 James McGinty


                                 _____________________________________________
                                 Elizabeth McLaughlin


                                 _____________________________________________
                                 Jane Cruz


                                 _____________________________________________
                                 Gerald Cook


                                 _____________________________________________
                                 George Wehlitz

                      CERTIFICATE OF CORPORATE RESOLUTIONS

                                       OF

                                 HOT TOPIC, INC.



The undersigned Secretary of the above named corporation certifies that the following resolutions were adopted by the board of directors on the date set forth below.

                  RESOLVED, that the Hot Topic, Inc. 401(k) Profit Sharing Plan, as amended and restated effective January 1, 2003, a copy of which is attached hereto, is hereby adopted;

                  RESOLVED, that the amendment regarding minimum distribution requirements under Internal Revenue Service final regulations under Code ss.401(a)(9) and Internal Revenue Service Announcement 2002-29, a copy of which is attached hereto, is hereby adopted;

                  RESOLVED, that the "Good Faith" amendment to the Plan for conformance with EGTRRA, a copy of which is attached hereto, is hereby adopted;

                  RESOLVED, that the amendment to increase the maximum Elective Deferral amount, a copy of which is attached hereto, is hereby adopted;

                  RESOLVED, that an authorized representative should deliver an executed copy of the Plan to the trustees named therein; and

                  RESOLVED, that an authorized representative should take any and all steps necessary to effectuate the foregoing resolutions.


THIS CERTIFICATE is executed this __________ day of _________________________,
200____.



                                   _____________________________________________
                                   Corporate Secretary

                             PARTICIPANT LOAN POLICY

                                 HOT TOPIC, INC.
                           401(K) PROFIT SHARING PLAN
                                  (the "Plan")

     The Administrator for the Plan hereby adopts this loan policy pursuant to the terms of the Plan:

A.   LOAN REQUEST

     A Participant's request for a Plan loan will be made in the manner specified by the Trustee and/or Plan Administrator. Any Plan Participant may obtain a loan from the Plan. For purposes of this loan policy, the term "Participant" means any Participant who is an Employee of an Adopting Employer and any former Participant who is an Employee of an Affiliated Employer.

B.   SOURCE OF LOAN AMOUNT

     A Participant may borrow funds from the following sources: a Participant's voluntary contributions, rollover contributions, or other transferred monies for which an account balance is maintained and/or a Participant's vested account balance.

C.   PARTICIPANT FEES

     1. LOAN PROCESSING FEES: No loan processing fees will be charged to the Participant for the initiation of each loan or refinancing or replacement of a loan.

     2. LOAN MAINTENANCE FEES: No annual maintenance fee for the loan will be charged to the Participant.

D.   LIMITATIONS ON LOAN AMOUNT / PURPOSE OF LOAN

     1. LOAN AMOUNT: No loan amount may exceed the lesser of (a) or (b) following, from all Plans of the Employer and any Affiliated Employer:

          (a) 50% of the sum of (i) a Participant's vested account plus (ii) a Participant's voluntary contributions, rollover contributions, or other transferred or segregated monies for which an account balance is maintained; both as reflected by the books and records of the Plan at the end of the most recent computation period for which an accounting has been completed.

          (b) $50,000 reduced by the excess, if any, of the Participant's highest outstanding balance of loans during the 1-year period ending the day before the loan was made, over the Participant's outstanding balance of loans on the day the loan was made.

     A Participant may not request a loan for less than $1,000.

2.   PURPOSE OF LOAN: A loan may be made to a Participant for any purpose.

                                    Page -1-

E.   TERMS OF LOAN

     1. SECURITY FOR LOAN: A Participant must secure each loan with an irrevocable pledge and assignment of the sum of a Participant's voluntary contributions, rollover contributions, or other transferred or segregated monies for which an account balance is maintained, plus a Participant's vested account balance; both as reflected by the books and records of the Plan at the end of the most recent computation period for which an accounting has been completed. In addition, other security or substitute collateral acceptable to the Administrator will also be permitted for a loan.

     2. SOURCE OF LOAN: If a loan is secured by and obtained from more than one Participant-directed investment account for which an account balance is maintained under the Plan, the source of the loan will be in proportion to the respective Participant-directed accounts of the Participant unless otherwise directed by election of the Participant and approved by the Administrator.

     3. TERM OF LOAN REPAYMENT: The term of repayment may not be greater than five years.

          PARTICIPANTS SHOULD NOTE THAT THE LAW MAY TREAT THE AMOUNT OF ANY LOAN THAT IS NOT REPAID WITHIN FIVE YEARS AFTER THE DATE OF THE LOAN AS A TAXABLE DISTRIBUTION ON THE LAST DAY OF THE FIVE-YEAR PERIOD OR, IF SOONER, AT THE TIME THE LOAN IS IN DEFAULT. IF A PARTICIPANT EXTENDS A LOAN HAVING A TERM OF FIVE YEARS OR LESS BEYOND FIVE YEARS, THE BALANCE OF THE LOAN AT THE TIME OF THE EXTENSION MAY BE A TAXABLE DISTRIBUTION.

     4. LOAN DOCUMENTATION AND LOAN INTEREST RATE: Every loan will be documented with a promissory note signed by the Participant for the face amount of the loan, with an interest rate established at the inception of the loan set as determined by the Administrator on the basis of relevant factors including but not limited to the rates charged by commercial U.S. banks available within a reasonable geographic vicinity for loans of similar duration and security level. The rate of interest on the loan will be fixed and will not change for the duration of the loan repayment period.

     5. ALLOCATION OF LOAN INTEREST: If the Participant's loan is secured by an account balance which is a Participant-directed investment, interest will be credited directly to such Participant-directed investment account. If the Participant's loan is not secured by an account balance which is a Participant-directed investment, then interest repayments for any Participant loan will be credited directly to the Participant's account.

     6. LOAN REPAYMENT: The loan must provide for repayment on a level amortization schedule by regular payroll deduction repayments (not less than quarterly) as of each payroll withholding period. If a Participant revokes his or her payroll deduction election, the entire unpaid principal sum, accrued interest and all other amounts due under the loan will become due and payable. If a Participant ceases employment with an Adopting Employer but continues employment with an Affiliated Employer who is not an Adopting Employer, payroll withholding for loan repayments will continue from such Affiliated Employer.

     7. TERMINATION OF EMPLOYMENT: If a Participant who is employed by an Adopting Employer or an Affiliated Employer terminates employment with an outstanding loan, the entire unpaid principal sum, accrued interest and all other amounts due under the loan will become due and payable.

     8. EARLY REPAYMENT: Early repayment of the outstanding loan may be made at any time in either full or partial repayments of the outstanding loan balance.

                                    Page -2-

     9. APPROVED LEAVE OF ABSENCE: Suspension of loan repayments during an approved leave of absence is permitted for a period not exceeding one
          (1) year which occurs during an approved leave of absence either without pay from the Adopting Employer or an Affiliated Employer at a rate of pay (after income and employment tax withholding) that is less than the amount of the installment repayments required under the terms of the loan. In no event may the suspension of repayments cause the term of the loan to exceed five years from the original date of the loan.

     10. REPAYMENT SUSPENSION WHILE ON QUALIFIED MILITARY SERVICE: Suspension of loan repayments during leave due to qualified military service will be as permitted under Section 414(u)(4) of the Internal Revenue Code.

F.   NEW LOANS, REPLACEMENT (REFINANCED) LOANS

     1. ADDITIONAL LOAN OR REPLACEMENT LOAN: A Participant may, subject to D. above and F.2. and F.3. below, elect to receive a new additional loan in addition to an existing loan, or a replacement loan of an existing loan, provided that no more than two loans are issued in any calendar year.

          NOTE: IF THE AMOUNT OF THE REPLACEMENT LOAN EXCEEDS THE OUTSTANDING BALANCE OF THE PRIOR EXISTING LOAN, OR THE TERM OF THE REPLACEMENT LOAN EXCEEDS THE REMAINING TERM OF THE PRIOR EXISTING LOAN, IRS REGULATIONS MAY REQUIRE THAT THE MAXIMUM LOAN LIMITS BE COMPUTED APPLYING THE SUM OF THE AMOUNT OF THE REPLACEMENT LOAN PLUS THE OUTSTANDING BALANCE OF THE PRIOR EXISTING LOAN. ANY LOAN IN EXCESS OF SUCH LIMIT MAY BE CONSIDERED A DEEMED DISTRIBUTION. SEE 3. BELOW. THE MAXIMUM LOAN LIMITS FOR TWO SEPARATE LOANS DO NOT REQUIRE SUCH CALCULATION.

     2. REPLACEMENT LOAN AVAILABILITY: A replacement loan will be permitted regardless of the applicable interest rate on either the existing loan or the new refinanced loan.

          The Administrator will permit the refinancing of an existing loan only under the following conditions: (a) the remaining number of repayments on the existing loan is at least the equivalent of six months of payments; (b) the existing loan has been in effect for at least six months; (c) the minimum reduction in the amount of each periodic repayment is (or could be, if the number of repayments were to be the same as was remaining on the prior loan) at least the equivalent of $20 per month; and (d) a loan may be refinanced a maximum of two times.

     3. REPLACEMENT LOAN RULES: The following rules will apply to a replacement loan:

          (a) If the amount of the replacement loan is the same as the outstanding loan balance of the prior existing loan, and the amortization period of the replacement loan is equal to or less than the remaining repayment period for the outstanding loan balance of the prior existing loan, then the repayment amount of the replacement loan will be determined based on the applicable interest rate and amount of the replacement loan/outstanding loan balance. In such event the maximum loan amount will be determined as in D1.

          (b) If either (i) the amount of the replacement loan is the same as the outstanding loan balance of the prior existing loan and the amortization period of the replacement loan is greater than the remaining repayment period for the outstanding loan balance of the prior existing loan, or (ii) the amount of the replacement loan exceeds the outstanding loan balance of the prior existing loan, then the repayment amount of the replacement loan will be determined based on the applicable interest rate and amount of the replacement loan. In such event the maximum loan will be determined as in D1. provided the provisions of Q&A-20(a)(2) of


                                    Page -3-

               IRS proposed regulations under IRC Section 72(p) issued in 2000 are satisfied. Otherwise, the maximum loan amount will be determined by applying the SUM of the amount of the replacement loan plus the outstanding balance of the prior existing loan to the maximum limits in D1.

G.   SPOUSAL CONSENT FOR LOAN

     If the portion of the Participant's assets which is used to secure the loan is subject to the Qualified Joint and Survivor rules regarding benefit distributions, any loan pledge or agreement will be signed by the Participant and consented to by the eligible Spouse of a Participant who is or was an Employee of an Adopting Employer within the 90-day period ending on the date of the inception of the loan.

     In addition, if the portion of the Participant's assets which is used to secure the loan is not subject to the Qualified Joint and Survivor rules regarding benefit distributions, the Administrator may in its discretion applied on a consistent basis (after taking into account the amount of the required loan repayment and the Employee's net after-tax take home pay) determine that the eligible Spouse of a Participant who is or was an Employee of an Adopting Employer must consent to any loan within the 90-day period ending on the date of the inception of the loan.

H.   REPAYMENT OF LOANS AND DEFAULT ON LOANS

     1.   REQUIRED REPAYMENT OF LOANS

          (a) If a Participant has an outstanding balance remaining on a loan and the Participant (or the Participant's spouse or beneficiary) is entitled to a payment from the Trust Fund before the loan is repaid in full, the Trustee will offset at the time of distribution the unpaid loan balance (including accrued interest) from the total amount otherwise due.

          (b) In the event of the failure of a Participant to repay the loan in a timely manner, the Administrator may charge the Participant's account balance or other benefit with expenses directly related to the implementation, administration and collection of the loan.

     2.   DEFAULT ON LOANS

          (a) A loan will be considered in default if any scheduled repayment remains unpaid as of the end of the "cure period". For these purposes the "cure period" will end on the last day of the calendar quarter following the calendar quarter in which the required repayment(s) was/were due, or such later date if permitted by Internal Revenue Service rules and regulations.

          (b)  After default occurs, if a distribution to the Participant

               (1) is currently permissible under the Plan, the vested amount of the Participant's account balance will be reduced or offset by the outstanding principal and interest of the defaulted loan. In such event the loan will be considered to have been repaid and the amount of such reduction or offset will be deemed to have been distributed from the Plan; or

               (2) is not currently permissible under the Plan, the entire outstanding balance of the loan will be treated as a deemed distribution. A deemed distribution is treated as a distribution to the Participant only for certain tax purposes (income, premature distribution penalty, etc.) and is not a distribution of the account or accrued benefit. Pending final disposition of the note, the Participant remains obligated to repay the outstanding balance of the defaulted loan including any unpaid principal and accrued interest to the date of repayment in full.

                                    Page -4-

              If the Participant's vested account balance is less than the loan amount due in (1) or (2) above, the Administrator will take any steps necessary to collect the balance due directly from the Participant. However, no foreclosure on the promissory note or attachment of the vested account balance will occur until a distributable event occurs in the Plan.



By_________________________________________          Dated______________________
         PLAN ADMINISTRATOR

                                    Page -5-

                       EGTRRA "GOOD FAITH" PLAN AMENDMENT
         FOR DEFINED CONTRIBUTION PLANS WHICH INCLUDE 401(k) PROVISIONS

              PER IRS NOTICES 2001-42, 2001-56, AND 2001-57 AND THE
        JOB CREATION AND WORKER ASSISTANCE ACT OF 2002 (THE 2002 TAX ACT)


NAME OF PLAN: Hot Topic, Inc. 401(k) Profit Sharing Plan (the "Plan")

PLAN SPONSOR: Hot Topic, Inc. (the "Sponsor")

THIS AMENDMENT is adopted by the Sponsor to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), is intended as good faith compliance with the requirements of EGTRRA, and is to be construed in accordance with EGTRRA and guidance issued thereunder, including IRS Notices 2001-42, 2001-56, and 2001-57, and with the Job Creation and Worker Assistance Act of 2002 (the 2002 Tax Act). This amendment will supersede the provisions of the Plan to the extent they are inconsistent with the provisions of this amendment, and except as otherwise indicated, is effective as of the first day of the first Plan Year beginning after December 31, 2001.

o    SS.611(b) AND SS.632 OF EGTRRA - LIMITATIONS ON CONTRIBUTIONS

     MAXIMUM ANNUAL ADDITION: Except to the extent permitted under this amendment which provides for catch-up contributions under EGTRRA ss.631 and Code ss.414(v), if applicable, the Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year will not exceed the lesser of (a) $40,000, as adjusted for increases in the cost-of-living under Code ss.415(d), or (b) 100 percent of the Participant's Compensation, within the meaning of Code ss.415(c)(3), for the Limitation Year. The Compensation limit referred to in (b) will not apply to any contribution for medical benefits after separation from service (within the meaning of Code ss.401(h) or Code ss.419A(f)(2)) which is otherwise treated as an Annual Addition.

o    SS.611(c) OF EGTRRA - INCREASE IN COMPENSATION LIMIT

     The annual Compensation of each Participant used in determining allocations (including Top-Heavy Minimum Allocations) will not exceed $200,000 as adjusted for cost-of-living increases under Code ss.401(a)(17)(B). Annual Compensation means Compensation during the plan year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year.

o    SS.612 OF EGTRRA - PLAN LOANS FOR OWNER-EMPLOYEES / SHAREHOLDER EMPLOYEES

     Effective for Plan loans made after December 31, 2001, Plan provisions prohibiting or otherwise restricting loans to any Owner-Employee or Shareholder-Employee will cease to apply.

o    SS.613 OF EGTRRA - MODIFICATION OF TOP-HEAVY RULES

     1. EFFECTIVE DATE: This section will apply for purposes of determining whether the Plan is a Top-Heavy Plan under Code ss.416(g) for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Code ss.416(c) for such years. This section amends the sections of the Plan that include Top-Heavy provisions.

     2.  DETERMINATION OF TOP-HEAVY STATUS:

         (a) KEY EMPLOYEE: Key Employee means any employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual Compensation greater than $130,000 (as adjusted under Code ss.416(i)(1) for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual Compensation of more than $150,000. For this purpose, annual Compensation means Compensation within the meaning of Code ss.415(c)(3). The determination of who is a Key Employee will be made in accordance with Code ss.416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

         (b) DETERMINATION OF PRESENT VALUES AND AMOUNTS: This section 2 will apply for purposes of determining the present values of accrued benefits and the amounts of Account balances of Employees as of the determination date.

              (1) DISTRIBUTIONS DURING THE YEAR ENDING ON THE DETERMINATION
                  DATE: The present values of accrued benefits and the amounts of Account balances of an Employee as of the determination date will be increased by the distributions made with respect to the Employee under the Plan and any Plan aggregated with the Plan under Code ss.416(g)(2) during the 1-year period ending on the determination date. The preceding sentence will also apply to distributions under a terminated Plan which had it not been terminated would have been aggregated with the Plan under Code ss.416(g)(2)(A)(i). In the case of a distribution made for a reason other than severance from employment, death, or disability, this provision will apply by substituting "5-year period" for "1-year period."

              (2) EMPLOYEES NOT PERFORMING SERVICES DURING THE YEAR ENDING ON
                  THE DETERMINATION DATE: The accrued benefits and the amounts of Account balances of any individual who has not performed services for the Employer during the 1-year period ending on the determination date will not be taken into account.

     3.  MINIMUM BENEFITS

         (a) MATCHING CONTRIBUTIONS: Employer Matching Contributions will be taken into account for purposes of satisfying the minimum contribution requirements of Code ss.416(c)(2). The preceding sentence will apply with respect to Matching Contributions under the Plan or, if the Plan provides that the minimum contribution requirement will be met in another Plan, such other Plan. Matching Contributions that are used to satisfy the minimum contribution requirements will be treated as Matching Contributions for purposes of the actual contribution percentage test and other requirements of Code ss.401(m).

         (b) CONTRIBUTIONS UNDER OTHER PLANS: The Sponsor may provide that the minimum benefit requirement will be met in another Plan (including one that consists solely of a cash or deferred arrangement which meets the requirements of Code ss.401(k)(12) and Matching Contributions with respect to which the requirements of Code ss.401(m)(11) are met).

o    SS.631 OF EGTRRA - CATCH-UP CONTRIBUTIONS

     All Employees eligible to make Elective Deferrals under this Plan and who have attained age 50 before the close of the Plan Year will be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Code ss.414(v) and the 2002 Tax Act. Such catch-up contributions will not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code ss.402(g) and ss.415. The Plan will not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code ss.401(k)(3), ss.401(k)(11), ss.401(k)(12), ss.410(b), or ss.416, as applicable, by reason of the making of such catch-up contributions.

     In accordance with the 2002 Tax Act, (a) the amount of catch-up contributions that a Participant may exclude from income is limited to the catch-up contribution limit, which will apply on an aggregate basis to all plans of the Employer and the group of Affiliated Employers of which the Employer is a part (except that for this purpose an Affiliated Employer will not include a trade or business which is acquired as part of an asset or stock acquisition, merger, or similar Code ss.410(b)(6)(C) transaction involving a change in the employer of the employees of a trade or business, during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction); and (b) a Participant who attains Age 50 during a Plan Year will be considered to be Age 50 on the first day of the Plan Year. Catch-up contributions will apply to contributions on or after January 1, 2002.

o    SS.641, SS.642 AND SS.643 OF EGTRRA - DIRECT ROLLOVERS OF PLAN
     DISTRIBUTIONS

     1. EFFECTIVE DATE: This section will apply to distributions made after December 31, 2001.

     2. MODIFICATION OF DEFINITION OF ELIGIBLE RETIREMENT PLAN: For purposes of the Direct Rollover section of the Plan, an eligible retirement plan will also mean an annuity contract described in Code ss.403(b) and an eligible plan under Code ss.457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan will also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Code ss.414(p).

     3. MODIFICATION OF DEFINITION OF ELIGIBLE ROLLOVER DISTRIBUTION TO INCLUDE AFTER-TAX EMPLOYEE CONTRIBUTIONS: For purposes of the Direct Rollover provisions of the Plan, a portion of a distribution will not fail to be an eligible rollover distribution merely because the portion consists of after-tax or non-deductible Employee contributions which are not includible in gross income. However, such portion may be paid only to an individual retirement account or annuity described in Code ss.408(a) or (b), or to a qualified defined contribution plan described in Code ss.401(a) or ss.403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible. In accordance with the 2002 Tax Act, when a distribution includes after-tax Employee contributions which are not includible in gross income, the amount that is rolled over will first be attributed to amounts includible in gross income.

     4. MODIFICATION OF THE DEFINITION OF ELIGIBLE ROLLOVER DISTRIBUTION TO EXCLUDE HARDSHIP DISTRIBUTIONS: For purposes of the Direct Rollover provisions of the Plan, any amount distributed on account of hardship will not be an eligible Rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

     5. ADDITIONAL TYPES OF ROLLOVERS ACCEPTED PURSUANT TO EGTRRA SS.641, SS.642 AND SS.643

         (a)  DIRECT ROLLOVERS OR PARTICIPANT ROLLOVER CONTRIBUTIONS FROM OTHER
              PLANS: The Plan will accept a direct rollover of an eligible rollover distribution of a Participant contribution of an eligible rollover distribution from the following: (1) a qualified Plan described in IRC Section 401(a) or 403(a), excluding after-tax Employee Contributions; (2) an annuity contract described in IRC
              Section 403(b), excluding after-tax Employee Contributions; and(3) an eligible Plan under IRC Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

         (b) PARTICIPANT ROLLOVER CONTRIBUTIONS FROM IRAS: The Plan will accept a Participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in Code ss.408(a) or ss.408(b) that is eligible to be rolled over and would otherwise be includible in gross income.

     6.  EFFECTIVE DATE OF DIRECT ROLLOVER AND PARTICIPANT ROLLOVER CONTRIBUTION
         PROVISIONS: This section will be effective January 1, 2002 for rollovers to and from the Plan.

o    SS.646 OF EGTRRA - DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT

     1. EFFECTIVE DATE: This section will apply for distributions and severance from employment occurring after January 1, 2002 regardless of when the severance from employment occurred.

     2. NEW DISTRIBUTABLE EVENT: A Participant's Elective Deferrals, Qualified Non-Elective Contributions, Qualified Matching Contributions, and earnings attributable to these contributions will be distributed on account of the Participant's severance from employment. However, such a distribution will be subject to the other provisions of the Plan regarding distributions, other than provisions that require a severance from employment before such amounts may be distributed.

o    SS.648 OF EGTRRA - ROLLOVERS DISREGARDED IN INVOLUNTARY CASH-OUTS

     For purposes of the Plan provisions that provide for the involuntary distribution of vested Accrued Benefits of $5,000 or less, the value of a Participant's nonforfeitable Account balance shall be determined without regard to that portion of the Account balance that is attributable to Rollover Contributions (and earnings allocable thereto) within the meaning of Code ss.402(c), ss.403(a)(4), ss.403(b)(8), ss.408(d)(3)(A)(ii), and
     ss.457(e)(16). If the value of the Participant's non-forfeitable Account balance as so determined is $5,000 or less, the Participant's entire non-forfeitable Account balance shall be considered immediately distributable. This election shall apply with respect to distributions made on or after January 1, 2002 with respect to Participants who separated from service with the Employer or an Affiliated Employer on or after January 1, 2002.

o    SS.666 OF EGTRRA - REPEAL OF MULTIPLE USE TEST

     The multiple use test described in Treasury Regulation Code ss.1.401(m)-2 and in the Plan will not apply for Plan Years beginning after December 31, 2001.

o    SS.636(a) OF EGTRRA - SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTION

     A Participant who receives a distribution of Elective Deferrals after December 31, 2001 on account of hardship will be prohibited from making Elective Deferrals and Employee contributions under this and all other Plans of the Employer for 6 months after receipt of the distribution. A Participant who receives a distribution of Elective Deferrals in calendar year 2001 on account of hardship will be prohibited from making Elective Deferrals and Employee contributions under this and all other Plans of the Employer for the period specified in the provisions of the Plan relating to suspension of Elective Deferrals that were in effect prior to this amendment.

     In addition, the following phrase at the end of Section 5.17(d) is hereby deleted:

     " ; and for the Participant's taxable year immediately following the taxable year of the hardship distribution, the Participant cannot make Elective Deferrals to this Plan or any other plan maintained by the Employer in excess of the applicable limit under Code ss.402(g)(5) for such taxable year, minus the amount of such Participant's Elective Deferrals made for the taxable year in which the financial hardship distribution was made"


                                                     HOT TOPIC, INC.


                                                     By_________________________


                                                     Date_______________________

           AMENDMENT TO INCREASE THE MAXIMUM ELECTIVE DEFERRAL AMOUNT


NAME OF PLAN:     Hot Topic, Inc. 401(k) Profit Sharing Plan (the "Plan")

PLAN SPONSOR:     Hot Topic, Inc. (the "Sponsor")


THIS AMENDMENT is hereby adopted by the Sponsor in order to increase the maximum allowable Elective Deferral contributions under the Plan to up to 100% of each Eligible Participant's Compensation. Accordingly, the following amendment shall be effective for the Plan Year which begins in 2002:

SECTION 3.1(a)(1) IS HEREBY AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:
-----------------------------------------------------------------------

(1) DEFERRAL PERCENTAGE: For each contribution period, a Participant may elect that up to 100% of his or her Compensation received during the contribution period be withheld as an Elective Deferral, inclusive of any other amounts allocated to such Participant and counted under Code ss.415(c) and ss.ss.611(b) and 632 of the Economic Growth and Tax Relief Reconciliation Act (EGTRRA), to the maximum dollar amount permitted under Code ss.402(g). Elective Deferrals may be made in whole percentages (or if permitted by the Administrator, in fractional percentages) of Compensation or in specific dollar amounts as designated by the Participant. The Administrator will have the right to direct that such percentages of Compensation be rounded to the next highest or lowest dollar. Furthermore, on a uniform nondiscriminatory basis, the Administrator may permit a Participant to identify separate components of the Participant's Compensation (such as base salary, bonuses, etc.) and to specify that a different percentage (or dollar amount) apply to each such component.

SECTION 3.1(a)(5) IS HEREBY AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:
-----------------------------------------------------------------------

(5) PARTICIPANT ELECTION TO DEFER UP TO 100% OF COMPENSATION: On a uniform nondiscriminatory basis, the Administrator may permit a Participant whose Salary Deferral Agreement has not authorized the Employer to withhold at the maximum rate permitted under subparagraph (1) above to increase the total amount withheld for a Plan Year to the maximum rate permitted under subparagraph (1), in which event the Participant may authorize the Employer to withhold a supplemental amount up to 100% of his or her eligible Compensation for one or more pay periods. In no event can the sum of the amount withheld under the Salary Deferral Agreement plus the supplemental withholding exceed the lesser of (A) the maximum amount permitted under subparagraph (1) above; or (B) the maximum dollar amount permitted for that Plan Year under Code ss.402(g)(5); or (C) 100% of the Participant's Code ss.415 Compensation for that Plan Year.

SECTION 1.16(a)(2) IS HEREBY AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:
------------------------------------------------------------------------

(2) TREATMENT OF ELECTIVE DEFERRALS: For purposes of this paragraph (a), Employer contribution amounts made pursuant to a salary reduction agreement which are not currently includible in the gross income of an Employee by reason of Code ss.125, ss.402(e)(3), ss.402(h)(1)(B), or ss.403(b) will be included in determining Compensation. In addition, if elected by the Administrator on a non-discriminatory basis, Compensation will also include elective amounts not includible in the gross income of the Employee by reason of Code ss.132(f)(4), beginning with the Plan Year elected by the Administrator but not earlier than the Plan Year beginning on or after January 1, 1998.

                                                     HOT TOPIC, INC.


                                                     By_________________________


                                                     Date_______________________

                        FINAL CODE SS.401(a)(9) AMENDMENT
                   REGARDING MINIMUM DISTRIBUTION REQUIREMENTS


NAME OF PLAN:     Hot Topic, Inc. 401(k) Profit Sharing Plan (the "Plan")

PLAN SPONSOR:     Hot Topic, Inc. (the "Sponsor")

THIS AMENDMENT is hereby adopted by the Sponsor to permit the Plan to make required minimum distributions in accordance with final Internal Revenue Service regulations under Code ss.401(a)(9) effective no later than for calendar years which begin in 2003 in accordance with Rev. Proc. 2002-29.

SECTION 1. GENERAL RULES

1.1. EFFECTIVE DATE. The provisions of this amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.

1.2. COORDINATION WITH MINIMUM DISTRIBUTION REQUIREMENTS PREVIOUSLY IN EFFECT. Required minimum distributions for calendar 2002 will be determined as follows: If the total amount of 2002 required minimum distributions under the Plan made to a distributee for calendar 2002 (a) equals or exceeds the required minimum distributions determined under this amendment, then no additional distributions will be required to be made for 2002 on or after such date to the distribute; or (b) is less than the amount determined under this amendment, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this amendment.

1.3. PRECEDENCE. The requirements of this amendment will take precedence over any inconsistent provisions of the Plan and any prior amendments thereto.

1.4. REQUIREMENTS OF INTERNAL REVENUE SERVICE REGULATIONS INCORPORATED. All distributions required under this amendment will be determined and made in accordance with the Internal Revenue Service regulations under Code ss.401(a)(9).

1.5. TEFRA SS.242(B)(2) ELECTIONS. Notwithstanding the other provisions of this amendment, distributions may be made under a designation made before January 1, 1984, in accordance with ss.242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to ss.242(b)(2) of TEFRA.

SECTION 2. TIME AND MANNER OF DISTRIBUTION

2.1. REQUIRED BEGINNING DATE. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

2.2. DEATH OF PARTICIPANT BEFORE DISTRIBUTION BEGIN. If the Participant dies before distributions begin, his or her entire interest will be distributed, or begin to be distributed, no later than as follows:

       (a) If the Participant's surviving Spouse is the Participant's sole designated Beneficiary, then subject to section 2.2 (e) below distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

                                    Page -1-

       (b) If the Participant's surviving Spouse is not the Participant's sole designated Beneficiary, then subject to section 2.2(e) below distributions to the designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

       (c) If there is no designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

       (d) If the Participant's surviving Spouse is the Participant's sole designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this section 2.2, other than section 2.2(a), will apply as if the surviving Spouse were the Participant.

       (e) If the Participant dies before distributions begin and there is a designated Beneficiary, distribution to the designated Beneficiary is not required to begin by the date specified in sections 2.2(a) or (b) above if the Participant's entire interest is distributed to the designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. In addition, a designated Beneficiary who is receiving payments under this 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

       For purposes of this section 2.2 and section 4, unless section 2.2(d) applies, distributions are considered to begin on the Participant's Required Beginning Date. If section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under section 2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving Spouse before the date distributions are required to begin to the surviving Spouse under section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

2.3. FORMS OF DISTRIBUTION. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with sections 3 and 4 of this amendment. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code ss.401(a)(9) and the IRS regulations.

SECTION 3. REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANT'S LIFETIME

3.1. AMOUNT OF REQUIRED MINIMUM DISTRIBUTION FOR EACH DISTRIBUTION CALENDAR YEAR. During the Participant's lifetime, the minimum amount that will be distributed each distribution calendar year is the lesser of (a) the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table in ss.1.401(a)(9)-9 of the IRS regulations using the Participant's age as of his or her birthday in the distribution calendar year; or (b) if the Participant's sole designated Beneficiary for the distribution calendar year is the Participant's Spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table in ss.1.401(a)(9)-9 of the IRS regulations using the Participant's and Spouse's attained ages as of the Participant's and Spouse's birthdays in the distribution calendar year.

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3.2.   LIFETIME REQUIRED MINIMUM DISTRIBUTIONS CONTINUE THROUGH YEAR OF
       PARTICIPANT'S DEATH. Required minimum distributions will be determined under this section 3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

SECTION 4. REQUIRED MINIMUM DISTRIBUTIONS AFTER PARTICIPANT'S DEATH

4.1.   DEATH ON OR AFTER DATE DISTRIBUTIONS BEGIN

       (a) PARTICIPANT SURVIVED BY DESIGNATED BENEFICIARY. If the Participant dies on or after the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated Beneficiary, determined as follows:
              (1) the Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year; (2) if the Participant's surviving Spouse is the sole designated Beneficiary, the remaining life expectancy of the surviving Spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving Spouse's age as of the Spouse's birthday in that year. For distribution calendar years after the year of the surviving Spouse's death, the remaining life expectancy of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse's birthday in the calendar year of the Spouse's death, reduced by one for each subsequent calendar year; and (3) if the Participant's surviving Spouse is not the Participant's sole designated Beneficiary, the designated Beneficiary's remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

       (b) NO DESIGNATED BENEFICIARY. If the Participant dies on or after the date distributions begin and there is no designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one each subsequent year.

4.2.   DEATH BEFORE DATE DISTRIBUTIONS BEGIN

       (a) PARTICIPANT SURVIVED BY DESIGNATED BENEFICIARY. If the Participant dies before the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's designated Beneficiary, as determined in section 4.1.

       (b) NO DESIGNATED BENEFICIARY. If the Participant dies before distributions begin and there is no designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the 5th anniversary of the Participant's death.

       (c) DEATH OF SURVIVING SPOUSE BEFORE DISTRIBUTIONS TO SURVIVING SPOUSE ARE REQUIRED TO BEGIN. If the Participant dies before the date distributions begin, the Participant's surviving Spouse is the Participant's sole designated Beneficiary, and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under section 2.2(a), this section 4.2 will apply as if the surviving Spouse were the Participant.

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

SECTION 5. DEFINITIONS

5.1. DESIGNATED BENEFICIARY. The Beneficiary designated by the Participant is the designated Beneficiary under Code ss.401(a)(9) and ss.1.401(a)(9)-1, Q&A-4 of the IRS regulations.

5.2. DISTRIBUTION CALENDAR YEAR. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under section
       2.2. The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year.

5.3. LIFE EXPECTANCY. Life expectancy as computed by use of the Single Life Table in ss.1.401(a)(9)-9 of the IRS regulations.

5.4. PARTICIPANT'S ACCOUNT BALANCE. For purposes of determining minimum distributions the Account balance as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. The Account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.


                                                     HOT TOPIC, INC.


                                                     By_________________________


                                                     Date_______________________

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